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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file         811-08257
number
-----------------------------------------------------------------

                       GE INSTITUTIONAL FUNDS
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT,3001, SUMMER STREET,STAMFORD,CONNECTICUT,06905
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------

Date of fiscal year end: 09/30
                        ---------------------------

Date of reporting period: 3/31/07
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS

GE Institutional Funds
--------------------------------------------------------------------------------

Letter from the President

DEAR SHAREHOLDER:

Attached is the semi-annual report for the GE Institutional Funds for the six-month period ended March 31, 2007. The report contains information about the performance of your fund, and other fund specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

MARKET OVERVIEW

Global investors were jolted in late February by rumors that China was about to rein in stock market speculators and China's ensuing sharp sell-off spread rapidly, causing stock markets to tumble around the world. This event, combined with growing concerns over rising global rates, a slowing U.S. economy, and declining liquidity, all drove the markets lower. Although we saw equity markets recover, the correction reminded investors that financial markets could be both risky and volatile. Fourth quarter U.S. GDP was revised downwards on weakness in home construction to an annual rate of 2.2% (later revised upwards to 2.6%), January's durable goods orders came in sharply lower than expected, real problems in the sub-prime mortgage market began to receive wide attention, and even former Federal Reserve Chairman Alan Greenspan mused about recession possibilities for later this year. The S&P 500 suffered its worst point loss since the first day of trading following the 9/11 terrorist attacks. Investors are beginning to wonder whether the bull market that began in October 2003 has finally run out of steam and their attention is keenly focused on the U.S. economy and on the Federal Reserve's efforts to avoid a recession without re-igniting inflation.

U.S. MARKETS

Investors suffered from whiplash during the first quarter, initially enjoying new highs for the Dow and close to all-time highs for the S&P 500, only to see year-to-date gains evaporate as the fallout from the global pullback reached U.S. shores. This episode once again reminded investors that risk can result in volatility, a fact that has been somewhat muted in recent years. Stocks rebounded in March after Federal Reserve Chairman Bernanke made soothing comments, buttressed by the Fed's decision to leave the benchmark Federal Funds rate unchanged at 5.25% along with a hint that the next move might be to ease. But what the Fed chairman gives can also be taken away, and Bernanke's Congressional testimony at the end of March sobered the market by reiterating that the Fed's predominant concern remains combating inflation. As the first quarter limped to a close, the S&P 500 Index posted a gain of just 0.6%, the technology-dominated NASDAQ Index eked out a gain of 0.3%, while the large-cap Dow Jones Index gave up 0.9%.

Even before late February's turmoil, U.S. bond market investors were generally more pessimistic, anticipating a recession in an inverted yield curve environment and even more rate hikes to fight inflation. There were also concerns about weakness in the housing market, soon evidenced by sub-prime mortgage problems. When the stock market fell in late February, U.S. Treasuries benefited as a "flight to quality" moved capital in their direction. The broad Lehman Brothers Aggregate Bond Index gained 1.5% for the first quarter while high yield and emerging market debt posted positive returns in the mid-2% range, despite the resurgence of risk during the quarter.

The direction of the U.S. economy is clearly at front and center of the investing outlook debate for all investors. Major concerns include the negative impact on consumer wealth from a broader decline in the U.S. housing market, the risk that sub-prime mortgage problems may spread to other credit sectors, rising energy costs due to geopolitical uncertainties, ambiguity about the Fed's next move, and slowing corporate earnings growth as profit margins have peaked.

However, the stock market is lingering near all-time highs as many investors point to reasonable valuations in both absolute and relative terms, with price/earnings ratios of around 16x, which is at the low end of their range for the past dozen years, while spreads between high yield bonds and S&P 500 stocks are near historic lows. Stock market bulls emphasize that earnings are slowing but growth still continues, as interest rates remain low and may dip further, unemployment recorded a five-year low of 4.4% in March, and strong merger and acquisition (M&A) activity suggests that a positive outlook on the stock market is warranted.

On balance, we are constructive on the outlook for equities, recognizing that recession could be triggered by further deterioration in the housing market, higher interest rates and consumer price inflation or by geopolitical shocks. However, we believe that while inflation is challenging the housing market, the slowdown will be manageable, if the Fed ultimately cut rates to engineer a soft landing for the economy. Further, companies appear to be in good shape from the standpoint of earnings, cash flow and balance sheets.

                                                                 [PHOTO OMITTED]

                                                          PICTURED TO THE RIGHT:
[GE LOGO OMITTED]                                            MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

GE Institutional Funds
--------------------------------------------------------------------------------

Letter from the President (Continued)

INTERNATIONAL MARKETS

The first quarter continued last year's bullish trend, which relied on strong corporate results, reasonable valuations, plenty of liquidity and strong global M&A activity. Observers are beginning to fret about the length of the bull market and about the risks inherent in many global instruments. When the first sign of trouble appeared, as it did in China in late February or in Japan last spring, jittery investors rushed to take money off the table and accordingly the MSCI EAFE Index went from +5% year-to-date through February 27 to -2% through March 5. By quarter-end, markets had recovered most of their sudden losses as investors refocused on fundamentals: continuing corporate earnings growth, healthy corporate cash flows, generally low interest rates and robust consumers.

For the quarter, the MSCI EAFE Index rose 4.1%, led by good performances from Europe, up 4.3%, and Pacific Rim markets, which rose 7.4%. Japan, the UK and Canada all posted positive returns in the 3% range while emerging markets lagged at 2.3%. Within Europe, employment statistics, consumer confidence and GDP forecasts are improving, despite concerns that the European Central Bank has raised rates too aggressively. Politics took center stage in France with Presidential elections in April and a politically settled France may stimulate debate on the European Market's constitutional direction. A string of rate increases in the UK, culminating at 5.25% in January, has done little to cool the economy or eradicate inflation concerns. However, further rate increases may negatively impact over-leveraged consumers. Political uncertainty is also an issue in the UK with the upcoming retirement of Prime Minister Tony Blair.

Japan's economy is recovering and company profits are improving. However, new Prime Minister Abe's capacity to influence Japan in a positive reformist manner remains open and the Bank of Japan's interest rate policy has domestic consumers questioning whether the period of inflation is truly over. Despite the initial collapse in China's market in late February, China recovered to post a 2% increase for the quarter amid the introduction of far-reaching reforms to offer effective property ownership. Other emerging markets fared less well during the quarter, reflecting concerns that a weaker U.S. market could affect exports. India declined by 2% and Russia fell by 3%.

MARKET OUTLOOK

Markets dislike uncertainty of any kind and the events of the first quarter reintroduced uncertainty and volatility into the investing equation. Political uncertainty abounds globally, including France, Britain and here in the USA, where the presidential cycle is in full swing well before the November 2008 elections. Historians may derive some comfort from the market's habit of delivering strong equity markets during the third year of presidential terms. The U.S. economy is slowing but still growing in the same low inflation, low interest rate environment that it has enjoyed for some time. For the balance of the year, we expect corporate earnings growth, stock price multiple expansion and, therefore, positive returns for U.S. equities, although market volatility is likely to increase. Despite the introduction of a cautionary note in global markets, we believe that the fundamentals, as opposed to the idiosyncratic events that cause quick market dips, support an overweight position in the U.S. and international equity markets.

At GE Institutional Funds, we are fully committed to helping you achieve your goals with smart, proven investment strategies designed for long-term success. I encourage you to continue paying close attention to your portfolio.

Sincerely,

/s/ Michael J. Cosgrove

Michael J. Cosgrove
Chairman, GE Institutional Funds
May 2007

MIKE COSGROVE IS AN EXECUTIVE VICE PRESIDENT OF GE ASSET MANAGEMENT AND PRESIDENT AND CHIEF EXECUTIVE OFFICER -MUTUAL FUNDS AT GE ASSET MANAGEMENT. MR COSGROVE ALSO SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER - GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES IN THE INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. HE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

GE Institutional Funds

Semi-Annual Report
MARCH 31, 2007

[GE LOGO OMITTED]

GE Institutional Funds
--------------------------------------------------------------------------------

Table of Contents

FINANCIAL INFORMATION

NOTES TO PERFORMANCE .....................................................     1

MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS

   U.S. Equity Fund ......................................................     2

   S&P 500 Index Fund ....................................................    10

   Value Equity Fund .....................................................    19

   Small-Cap Equity Fund .................................................    25

   International Equity Fund .............................................    30

   Premier Growth Equity Fund ............................................    37

   Strategic Investment Fund .............................................    42

   Income Fund ...........................................................    58

   Money Market Fund .....................................................    71

NOTES TO SCHEDULES OF INVESTMENTS ........................................    75

FINANCIAL STATEMENTS

   Financial Highlights ..................................................    76

   Notes to Financial Highlights .........................................    83

   Statements of Assets and Liabilities ..................................    84

   Statements of Operations ..............................................    86

   Statements of Changes in Net Assets ...................................    88

   Notes to Financial Statements .........................................    92

ADVISORY AGREEMENT RENEWAL ...............................................   101

ADDITIONAL INFORMATION ...................................................   105

INVESTMENT TEAM ..........................................................   108

This report has been prepared for shareholders and may be distributed to others only if preceded by or accompanied with a current prospectus.

Notes to Performance                                  March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 or visit the Funds' website at http://www.geam.com for performance information as of the most recent month end.

Shares of the GE Institutional Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The S&P 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock U.S. market performance. The Russell 2000 Index is a market capitalization-weighted index consisting of approximately 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. These common stocks represent approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI(R) EAFE(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The LB Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The above indices/measures do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the Strategic Investment Fund for which we use the specific Lipper peer group and the Money Market Fund, which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or number of shareholder publication thresholds. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

The views, expressed in this document reflect our judgement as of the publication date and are subject to change at any time without notice.

(a) Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

U.S. Equity Fund
--------------------------------------------------------------------------------

THE U.S. EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES GEORGE A. BICHER, CHRISTOPHER D. BROWN*, STEPHEN V. GELHAUS AND PAUL C. REINHARDT. EACH OF THE FOREGOING PORTFOLIO MANAGERS MANAGES (OR CO-MANAGES) ONE OF THREE SUB-PORTFOLIOS, WHICH COMPRISE THE FUND. THE THREE SUB-PORTFOLIOS ARE MANAGED INDEPENDENTLY OF EACH OTHER AND THE PORTFOLIO MANAGERS HAVE FULL DISCRETION OVER THEIR SUB-PORTFOLIO. THE WEIGHTINGS TO EACH SUB-PORTFOLIO IN THE FUND, WHICH CAN BE CHANGED AT ANY TIME BUT GENERALLY REMAIN STABLE FOR 18 TO 24 MONTHS, ARE DRIVEN BY THE OBJECTIVE OF KEEPING THE FUND "STYLE NEUTRAL" SUCH THAT IT COMBINES GROWTH AND VALUE INVESTMENT MANAGEMENT STYLES AND DOES NOT TEND TO FAVOR EITHER STYLE. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 108.

Q. HOW DID THE GE INSTITUTIONAL U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2007?

A. For the six-month period ended March 31, 2007, the GE Institutional U.S. Equity Fund returned 6.06% for the Investment Class shares and 5.92% for the Service Class shares. The S&P 500 Index, the Fund's benchmark, returned 7.38% and the Fund's Lipper peer group of 825 Large-Cap Core Funds returned an average of 6.87% for the same period.

Q.    WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The period began with broad-based strength in U.S. equities. From October 2006 through mid-February 2007, the S&P 500 enjoyed a robust +10% climb. While the specter of slowing economic growth lingered in the background, stocks rallied due to strong current profit growth, an abundance of deal-making, cooling inflation worries and a pause in Fed tightening. However, a global stock market rout took investors on a wild ride during the last week in February, interrupting the exuberant U.S. equity markets. Driven by a Chinese equity market sell-off, rising sub-prime mortgage defaults and mixed U.S. economic data, the S&P 500 retreated -3.5% on February 27. The day's pullback marked the worst point-loss for the S&P 500 since its plunge on the first day of trading after the September 11 attacks. Despite this dislocation, the S&P 500 ended the six-month period up +7.4% and the Dow Jones Industrial Average posted a +7.0% total return.

PICTURED FROM LEFT TO RIGHT: CHRISTOPHER D. BROWN, GEORGE A. BICHER, PAUL C. REINHARDT AND STEPHEN V. GELHAUS.

* EFFECTIVE MAY 18, 2007, THOMAS R. LINCOLN REPLACED MR. BROWN AS ONE OF THE PORTFOLIO MANAGERS FOR THE FUND.

[PHOTO OMITTED]

PICTURED FROM LEFT TO RIGHT:
CHRISTOPHER D. BROWN, GEORGE A. BICHER,
PAUL C. REINHARDT AND STEPHEN V. GELHAUS.

--------------------------------------------------------------------------------
                                                                             Q&A

      While all S&P 500 sectors posted gains during the period, materials (+21.4), utilities (+19.3%), telecom (+17.0%) and energy (+13.6%) led with double-digit returns. Healthcare (+2.5%), financials (+4.0%) and information technology (+5.1%) lagged. Given the sector leadership of more value-oriented sectors, the Russell 1000 Value (+9.4%) solidly outperformed the Russell 1000 Growth (+7.2%). Record levels of M&A activity and abundant liquidity favored small-cap, lower quality companies above large-cap, high quality stocks, which led to outperformance for the Russell 2000 index (+11.0%).

Q.    WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The Fund underperformed during the period primarily due to a couple of underperforming stocks in the healthcare sector. Underweighting materials and telecommunications -- two of the period's top performing sectors -- also weighed on returns. Finally, stock selection within consumer staples detracted from relative performance. Within healthcare, Amgen (-21.9%) was the principal cause of weakness. Amgen suffered amid safety concerns regarding off-label use of its anemia drugs, and as the company pulled its Vectabix therapy from a colon cancer study. We remained overweight Amgen, due to our bullish long-term view of the company's product pipeline. Trading at the low end of its historical multiple range, Amgen represented an attractive value candidate during the period. Pfizer (-9.1%) also pressured our healthcare holdings, as it ceased development of its next-generation cholesterol medicine, Torcetrapib, in December. While an underweight in materials hurt, a pullback in Barrick Gold (-6.7%) as it lowered production forecasts also detracted from returns. Within telecommunications, while we initiated a position in AT&T (+23.6%), owning less than the benchmark weighting hurt returns. We continued to believe that the cable companies would be more successful taking share from phone companies than vice versa, justifying a larger relative weighting in the media industry. PepsiCo (-1.7%) was a final key detractor from performance. Pepsi has historically delivered consistent double-digit earnings growth, but a recent change in management and tough volume comparisons held the stock back. We are comfortable with this high quality consumer staples company, with global growth and financial flexibility, as we face a slowing economy.

      Partially offsetting these negative factors was strength in the industrials, utilities and consumer discretionary sectors. Within industrials, some core holdings have benefited from strong secular growth trends. For example, Eaton's (+22.7%) strength came from diverse end-markets, sound capital management and an attractive mix of later cycle businesses. Deere (+30.6%) capitalized on increasing corn acreage planted for ethanol. Electrical equipment company ABB (+30.4%) benefited from its key role in the global industrial infrastructure mega-cycle. Utilities contributed significantly--Constellation Energy Group (+48.5%) was the Fund's single best performer this period, due to solid fundamentals and the halo effect of record-breaking leveraged buyout activity in the sector (I.E., the $45 billion announced private equity acquisition of TXU Corp.). Our media holdings have driven strength within the consumer discretionary sector, for the above-noted reasons. Liberty Media-Capital (+32.3%), Liberty Global (+22.3%) and Cablevision Systems (+29.0%) were standouts in the media space during the period.

U.S. Equity Fund
--------------------------------------------------------------------------------
                                                                             Q&A

Q.    WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. We have remained resolutely committed to investing in high quality large-cap stocks with predictable and steady earnings growth at compelling valuations. We continue to be relatively defensively positioned, although at March 31, our largest overweight was in technology -- an area that we believe could benefit from multiple expansion and productivity investment in the months to come. Our technology holdings tend to be less economically sensitive, with high recurring revenues and ample free cash flow. Our second-largest overweight remained in healthcare, a traditionally defensive area with relatively steady growth and attractive dividend yields. We also added to our overweight in the consumer staples sector, increasing holdings in Sara Lee and Pepsi. Our largest underweight remained in financials, reflecting headwinds from a higher interest rate environment and concerns about the credit cycle. We took some profits in industrials during the period, and increased our underweight in materials, increasing the Fund's defensive positioning. We believed many commodity-based stocks were over-owned, making them vulnerable to short-term pullbacks.

      We have prepared for earnings growth to moderate in the months ahead, and are comfortable with the high quality of companies that we own in the Fund. We believe these are the companies with the financial flexibility and balance sheet strength to weather a mid-cycle slowdown. We believe our focus on multinationals can benefit the Fund in a weaker-dollar environment, as well as a time when growth is faster in countries outside the U.S. We remain focused on a long-term investment horizon and continue to utilize a bottom-up, research-driven, fundamental approach to stock selection. Over the long-term, our stock selection has added value to performance, and we believe the high quality companies we own will provide above-average returns going forward.

U.S. Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2006 - MARCH 31, 2007
---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
   Investment Class                  1,000.00                           1,060.57                             1.93
   Service Class                     1,000.00                           1,059.17                             3.18
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
   Investment Class                  1,000.00                           1,022.82                             1.87
   Service Class                     1,000.00                           1,021.65                             3.07
---------------------------------------------------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.37% FOR INVESTMENT CLASS AND 0.61% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

**    ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2007 WERE AS
      FOLLOWS: 6.06% FOR INVESTMENT CLASS SHARES, AND 5.92% FOR SERVICE CLASS SHARES.

U.S. Equity Fund                                                     (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                   U.S. Equity Fund                 S&P 500 Index
11/25/97              $10,000.00                      $10,000.00
9/98                  $10,628.43                      $10,787.78
9/99                  $13,632.57                      $13,787.49
9/00                  $15,363.95                      $15,613.45
9/01                  $12,677.06                      $11,451.14
9/02                  $10,486.38                      $ 9,104.81
9/03                  $12,656.55                      $11,330.01
9/04                  $13,953.19                      $12,901.83
9/05                  $15,333.20                      $14,482.49
9/06                  $17,122.20                      $16,045.97
3/07                  $18,159.25                      $17,230.70

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2007
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 11/25/97)
--------------------------------------------------------------------------------
                      SIX      ONE    FIVE     SINCE        ENDING VALUE OF A
                     MONTHS    YEAR   YEAR   INCEPTION    $10,000 INVESTMENT (a)
--------------------------------------------------------------------------------
U.S. Equity Fund      6.06%   11.60%  5.00%    6.59%              $18,159
--------------------------------------------------------------------------------
S&P 500 Index         7.38%   11.83%  6.27%    6.00%*             $17,231
--------------------------------------------------------------------------------

SERVICE CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                   U.S. Equity Fund                 S&P 500 Index
1/3/01               $10,000.00                       $10,000.00
3/01                 $ 9,372.96                       $ 8,815.97
9/01                 $ 8,477.20                       $ 7,958.49
3/02                 $ 9,501.68                       $ 8,834.09
9/02                 $ 6,990.87                       $ 6,327.80
3/03                 $ 7,266.78                       $ 6,646.95
9/03                 $ 8,415.90                       $ 7,874.30
3/04                 $ 9,375.75                       $ 8,982.83
9/04                 $ 9,259.07                       $ 8,966.71
3/05                 $ 9,839.25                       $ 9,583.92
9/05                 $10,150.94                       $10,065.26
3/06                 $10,755.25                       $10,708.07
9/06                 $11,309.20                       $11,151.87
3/07                 $11,978.34                       $11,975.25

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2007
--------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 01/03/01)
--------------------------------------------------------------------------------

                      SIX      ONE    FIVE     SINCE         ENDING VALUE OF A
                     MONTHS    YEAR   YEAR   INCEPTION    $10,000 INVESTMENT (a)
--------------------------------------------------------------------------------
U.S. Equity Fund      5.92%   11.37%  4.74%    2.93%              $11,978
--------------------------------------------------------------------------------
S&P 500 Index         7.38%   11.83%  6.27%    2.93%*             $11,975
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets primarily in equity securities of issuers that are tied economically to the U.S. under normal circumstances.

SECTOR ALLOCATION AS OF MARCH 31, 2007
--------------------------------------------------------------------------------

Portfolio Composition as a % of the Market Value of $636,426
(in thousands) as of March 31, 2007

[PIE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

Information Technology                           20.1%
Financials                                       17.4%
Healthcare                                       14.3%
Consumer Staples                                 11.3%
Consumer Discretionary                            9.9%
Industrials                                       9.2%
Energy                                            9.1%
Utilities                                         2.8%
Short-Term                                        2.7%
Materials                                         2.0%
Telecommunication Services                        1.2%

TEN LARGEST HOLDINGS AS OF MARCH 31, 2007
as a % of Market Value
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                          4.50%
--------------------------------------------------------------------------------
American International Group, Inc.                                         3.31%
--------------------------------------------------------------------------------
PepsiCo, Inc.                                                              2.97%
--------------------------------------------------------------------------------
Microsoft Corp.                                                            2.71%
--------------------------------------------------------------------------------
Wyeth                                                                      2.60%
--------------------------------------------------------------------------------
Oracle Corp.                                                               2.40%
--------------------------------------------------------------------------------
Industrial Select Sector SPDR Fund                                         2.21%
--------------------------------------------------------------------------------
Pfizer Inc.                                                                2.09%
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                        2.04%
--------------------------------------------------------------------------------
Amgen, Inc.                                                                1.95%
--------------------------------------------------------------------------------

* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

U.S. EQUITY FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 NUMBER
                                              OF SHARES               VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 95.7%+
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 10.1%

Bed Bath & Beyond, Inc.                         161,425       $   6,484,442(a)
Carnival Corp.                                   85,110           3,988,255
Comcast Corp. (Class A)                         391,643           9,975,147(a,h)
Corinthian Colleges, Inc.                        31,872             438,240(a,j)
General Motors Corp.                             30,734             941,690(j)
Home Depot, Inc.                                117,263           4,308,243
Koninklijke Philips
   Electronics N.V. ADR                          65,128           2,481,377(j)
Liberty Global, Inc. (Series C)                 134,082           4,108,272(a)
Liberty Media Holding Corp -
   Capital (Series A)                            31,738           3,509,905(a)
Liberty Media Holding Corp -
   Interactive (Series A)                        37,827             901,039(a)
Lowe's Companies, Inc.                           43,945           1,383,828
News Corp. (Class A)                             87,475           2,022,422
Omnicom Group, Inc.                              80,287           8,219,783
Staples, Inc.                                   150,187           3,880,832
Starwood Hotels & Resorts
   Worldwide, Inc.                               16,076           1,042,529
Target Corp.                                     79,150           4,690,429
Time Warner, Inc.                               193,862           3,822,959
Viacom Inc. (Class B)                            27,594           1,134,389(a)
                                                                 63,333,781

CONSUMER STAPLES -- 11.4%

Clorox Co.                                       69,091           4,400,406
Colgate-Palmolive Co.                            87,947           5,873,980
Diageo PLC ADR                                    9,457             765,544
General Mills, Inc.                              93,585           5,448,519
Kellogg Co.                                      79,077           4,066,930
Kimberly-Clark Corp.                             99,463           6,812,221
Nestle S.A. ADR                                   6,147             597,181(a)
PepsiCo, Inc.                                   297,376          18,901,219
Procter & Gamble Co.                            126,404           7,983,677
Sara Lee Corp.                                   57,077             965,743(j)
The Coca-Cola Co.                               226,518          10,872,864
Wal-Mart Stores, Inc.                           107,806           5,061,492
                                                                 71,749,776

ENERGY -- 9.2%

Apache Corp.                                     16,085           1,137,209
Devon Energy Corp.                               15,777           1,092,084
EOG Resources, Inc.                              28,370           2,023,916
Exxon Mobil Corp.                               379,862          28,660,588(h)
Halliburton Co.                                  85,110           2,701,391
Hess Corp.                                       70,207           3,894,382
Occidental Petroleum Corp.                       72,590           3,579,413

--------------------------------------------------------------------------------
                                                 NUMBER
                                              OF SHARES               VALUE
--------------------------------------------------------------------------------

Schlumberger Ltd.                               150,852       $  10,423,873
Transocean Inc.                                  51,227           4,185,246(a)
                                                                 57,698,102

FINANCIALS -- 17.1%

ACE Ltd.                                         69,634           3,973,316
AFLAC Incorporated                               50,121           2,358,694
Allstate Corp.                                   57,686           3,464,621
American International Group, Inc.              313,636          21,082,612
AON Corp.                                        41,547           1,577,124(j)
Bank of America Corp.                           231,299          11,800,875(h)
Berkshire Hathaway, Inc. (Class B)                  142             516,880(a)
BlackRock Inc. (Class A)                          7,565           1,182,485(j)
CB Richard Ellis Group, Inc.
   (Class A)                                      3,783             129,303(a)
Chubb Corp.                                      57,291           2,960,226
Citigroup, Inc.                                 195,030          10,012,840
Everest Re Group, Ltd.                           31,680           3,046,666
Federal Home Loan
   Mortgage Corp.                                78,491           4,669,430
Federal National Mortgage Assoc.                 97,877           5,342,127
HCC Insurance Holdings, Inc.                     36,118           1,112,434(j)
Mellon Financial Corp.                          144,688           6,241,840
Merrill Lynch & Company, Inc.                    14,995           1,224,642
Metlife, Inc.                                   121,046           7,644,055
Morgan Stanley                                    4,561             359,224
Prudential Financial, Inc.                       15,604           1,408,417
State Street Corp.                              102,518           6,638,041(e)
SunTrust Banks, Inc.                             90,342           7,502,000
The Bank of New York
   Company, Inc.                                 12,767             517,702
US Bancorp                                       73,333           2,564,455(j)
                                                                107,330,009

HEALTHCARE -- 14.5%

Abbott Laboratories                             116,317           6,490,489
Aetna, Inc.                                     189,543           8,300,088
Amgen, Inc.                                     221,642          12,385,355(a)
Baxter International, Inc.                      108,642           5,722,174
Boston Scientific Corp.                         130,953           1,904,057(a)
Bristol-Myers Squibb Co.                         43,501           1,207,588
DaVita, Inc.                                     29,804           1,589,149(a)
Gilead Sciences, Inc.                            22,474           1,719,261(a)
GlaxoSmithKline PLC ADR                          41,632           2,300,584
Johnson & Johnson                                32,626           1,966,043
Lincare Holdings Inc.                            77,072           2,824,689(a)
McKesson Corp.                                   11,821             692,001
Medco Health Solutions, Inc.                     43,974           3,189,434(a)
Medtronic Inc.                                   77,545           3,804,358
Novartis AG ADR                                  43,028           2,350,620
Pfizer Inc.                                     526,192          13,291,610
Quest Diagnostics Inc.                            4,728             235,785
Thermo Electron Corp.                            26,952           1,260,006(a)
UnitedHealth Group, Inc.                         61,087           3,235,778
Wyeth                                           330,158          16,517,805
                                                                 90,986,874

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

U.S. EQUITY FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 NUMBER
                                              OF SHARES               VALUE
--------------------------------------------------------------------------------

INDUSTRIALS -- 7.1%

ABB Ltd. ADR                                    117,873       $   2,025,058(h)
Burlington Northern
   Santa Fe Corp.                                15,894          1,278,354
Cooper Industries Ltd.                           35,935          1,616,716
Deere & Co.                                      28,263          3,070,492
Dover Corp.                                     129,929          6,341,834
Eaton Corp.                                      38,300          3,200,348
Emerson Electric Co.                             45,959          1,980,373
General Dynamics Corp.                           16,076          1,228,206
ITT Corp.                                        13,712            827,108
Northrop Grumman Corp.                           43,028          3,193,538
Rockwell Collins, Inc.                            8,984            601,299
Southwest Airlines Co.                          260,059          3,822,867(j)
Textron Inc.                                     61,894          5,558,081
3M Co.                                           32,626          2,493,605
United Technologies Corp.                        99,460          6,464,900
Waste Management, Inc.                           10,875            374,209
WESCO International, Inc.                        10,884             683,298(a,j)
                                                                 44,760,286

INFORMATION TECHNOLOGY -- 20.3%

Activision, Inc.                                 56,740           1,074,656(a,j)
Analog Devices, Inc.                            126,247           4,354,259
Automatic Data Processing, Inc.                  97,931           4,739,860
Cisco Systems, Inc.                             508,236          12,975,265(a,h)
Corning Incorporated                             26,006             591,376(a)
Dell, Inc.                                       37,827             877,965(a)
eBay, Inc.                                       53,430           1,771,205(a)
EMC Corp.                                       153,719           2,129,008(a,h)
Fidelity National Information
   Services, Inc.                                55,720           2,533,031
First Data Corp.                                 94,567           2,543,852
Hewlett-Packard Co.                              60,523           2,429,393
Intel Corp.                                     535,874          10,251,270
International Business
   Machines Corp.                                52,485           4,947,236
Intuit Inc.                                     141,851           3,881,043(a)
Lam Research Corp.                                8,511             402,911(a)
Linear Technology Corp.                          28,134             888,753
Maxim Integrated Products, Inc.                 137,602           4,045,499
Microchip Technology Inc.                        74,708           2,654,375(j)
Microsoft Corp.                                 617,853          17,219,563(h)
Molex, Inc. (Class A)                           135,811           3,380,336
National Semiconductor Corp.                     83,692           2,020,325
Oracle Corp.                                    842,491          15,274,362(a)
Paychex, Inc.                                   105,485           3,994,717
QUALCOMM, Inc.                                   29,230           1,246,952
Sun Microsystems, Inc.                           94,567             568,348(a)
Texas Instruments Incorporated                  141,972           4,273,357
Western Union Co.                               428,861           9,413,499
Yahoo! Inc.                                     238,157           7,451,933(a)
                                                                127,934,349

--------------------------------------------------------------------------------
                                                 NUMBER
                                              OF SHARES               VALUE
--------------------------------------------------------------------------------

MATERIALS -- 2.0%

Air Products & Chemicals, Inc.                    2,280       $     168,629(j)
Barrick Gold Corp.                              148,799           4,248,211
Freeport-McMoRan Copper &
   Gold Inc. (Class B)                           31,207           2,065,591(j)
Monsanto Co.                                     71,157           3,910,789
PAN American Silver Corp.                         6,147             181,890(a,j)
Praxair, Inc.                                    33,795           2,127,733
                                                                 12,702,843

TELECOMMUNICATION SERVICES -- 1.2%

AT&T, Inc.                                       28,391           1,119,457
Sprint Nextel Corp. (Series 1)                   66,197           1,255,095
Verizon Communications Inc.                     104,024           3,944,590
Vodafone Group, PLC ADR                          47,284           1,270,048
                                                                  7,589,190

UTILITIES -- 2.8%

American Electric Power
   Company, Inc.                                 21,278           1,037,303
Constellation Energy Group, Inc.                 50,593           4,399,061
Dominion Resources, Inc.                         50,121           4,449,241
Edison International                             57,663           2,832,983
Entergy Corp.                                     3,310             347,285
FirstEnergy Corp.                                22,034           1,459,532
FPL Group, Inc.                                  28,157           1,722,364
PG&E Corp.                                       27,766           1,340,265
                                                                 17,588,034

TOTAL COMMON STOCK
   (COST $553,265,998)                                          601,673,244

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.0%*
--------------------------------------------------------------------------------
Cia Vale do Rio Doce ADR
   (COST $130,748)                                4,728             147,892

--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 2.8%
--------------------------------------------------------------------------------
Financial Select Sector
   SPDR Fund                                     99,127           3,531,895(n)
Industrial Select Sector
   SPDR Fund                                    396,396          14,087,914(n)

TOTAL EXCHANGE TRADED FUNDS
   (COST $15,071,293)                                            17,619,809

TOTAL INVESTMENTS IN SECURITIES
   (COST $568,468,039)                                          619,440,945

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

U.S. EQUITY FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 NUMBER
                                              OF SHARES               VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.7%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.6%

GEI Short Term Investment Fund
5.53%                                         3,657,721       $   3,657,721(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 2.1%

State Street Navigator Securities
   Lending Prime Portfolio
5.35%                                        13,327,817          13,327,817(d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $16,985,538)                                            16,985,538

TOTAL INVESTMENTS
   (COST $585,453,577)                                          636,426,483

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET -- (1.2)%                                         (7,301,145)
                                                              -------------

NET ASSETS -- 100.0%                                          $ 629,125,338
                                                              =============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Institutional U.S.Equity Fund had the following long futures contracts open at March 31, 2007 (unaudited):

                                       NUMBER        CURRENT
                      EXPIRATION         OF          NOTIONAL       UNREALIZED
DESCRIPTION              DATE        CONTRACTS        VALUE        DEPRECIATION
-------------------------------------------------------------------------------
S&P 500 Index
  Futures              June 2007        49         $17,532,200       $(28,044)

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

S&P 500 Index Fund
--------------------------------------------------------------------------------
                                                                             Q&A

SSGA FUNDS MANAGEMENT, INC. (SSGA FM) IS THE SUB-ADVISER FOR THE S&P 500 INDEX FUND. SSGA FM IS ONE OF THE STATE STREET GLOBAL ADVISORS COMPANIES WHICH CONSTITUTE THE INVESTMENT MANAGEMENT BUSINESS OF STATE STREET CORPORATION. STATE STREET GLOBAL ADVISORS HAS BEEN IN THE BUSINESS OF PROVIDING INVESTMENT ADVISORY SERVICES SINCE 1978. SSGA FM WAS FORMED IN MAY 2001 AS A RESULT OF A CHANGE IN FEDERAL LAW.

SSGA FM MANAGES PORTFOLIOS USING A TEAM OF INVESTMENT PROFESSIONALS. THE TEAM APPROACH IS USED TO CREATE AN ENVIRONMENT THAT ENCOURAGES THE FLOW OF INVESTMENT IDEAS. THE PORTFOLIO MANAGERS WITHIN THE TEAM WORK TOGETHER IN A COHESIVE MANNER TO DEVELOP AND ENHANCE TECHNIQUES THAT DRIVE THE INVESTMENT PROCESS FOR THE RESPECTIVE INVESTMENT STRATEGY. KEY PROFESSIONALS INVOLVED IN THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND INCLUDE KARL SCHNEIDER AND JOHN TUCKER. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 108.

Q. HOW DID THE GE INSTITUTIONAL S&P 500 INDEX FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX- MONTH PERIOD ENDED MARCH 31, 2007?

A. For the six-month period ended March 31, 2007 the GE Institutional S&P 500 Index returned 7.33% for the Investment Class shares and 7.11% for the Service Class shares. The S&P 500 Index, the Fund's benchmark, returned 7.38% and the Fund's Lipper peer group of 184 S&P 500 Index Objective Funds returned an average of 7.05% for the same period.

Q.    WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The fourth quarter of 2006 brought solid returns in the US equity market as stocks rallied consistently through this period. However, at the end of February, equities stumbled as problems in the housing and lending markets cast doubt on future consumer spending. Nevertheless, US employment trends remained friendly, with solid wage growth and income resilience. As investors begin to recognize that mortgage dislocations alone might not be enough to derail the US economy, equity averages snapped back nicely at the end of March to achieve positive returns for the opening quarter of 2007.

Q.    WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. By utilizing a passive, full replication investment style, the Fund holds the same stocks and sectors in approximately the same weights as the S&P 500 Index. As of March 31, 2007 the four largest sectors in the S&P 500 Index were Financials (21.6%), Information Technology (14.8%), Healthcare (11.9%) and Industrials (10.9%). The highest returning sector for the last six months was Materials (+20%) followed by Utilities (+17%). The lowest returning sectors were Healthcare (+1%) and Financials (+2%).

Q.    WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. Over the last six-month period, there were 11 index addition/deletion changes announced by Standard & Poor's that impacted the Fund. Not all the additions and deletions were bought and sold in the Fund, however, as many changes were a result of merger or acquisition activity, or a spin-off involving another S&P500 constituent. Additionally, there were numerous index share changes throughout the period, as well as at each quarter's end. Many of the share changes also required no trading, as the weight change within the portfolio was negligible.

S&P 500 Index Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2006 - MARCH 31, 2007
---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
   Investment Class                  1,000.00                           1,073.26                             0.79
   Service Class                     1,000.00                           1,071.11                             2.10
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
   Investment Class                  1,000.00                           1,023.90                             0.76
   Service Class                     1,000.00                           1,022.68                             2.02
---------------------------------------------------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.15% FOR INVESTMENT CLASS AND 0.40% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

**    ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2007 WERE AS
      FOLLOWS: 7.33% FOR INVESTMENT CLASS SHARES, AND 7.11% FOR SERVICE CLASS SHARES.

S&P 500 Index Fund                                                   (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                       S&P 500 Index Fund              S&P 500 Index
11/25/97                   $10,000.00                    $10,000.00
9/98                       $10,862.80                    $10,787.78
9/99                       $13,949.31                    $13,787.49
9/00                       $15,878.84                    $15,613.45
9/01                       $11,618.01                    $11,451.14
9/02                       $ 9,208.40                    $ 9,104.81
9/03                       $11,449.31                    $11,330.01
9/04                       $13,008.15                    $12,901.83
9/05                       $14,579.13                    $14,482.49
9/06                       $16,114.29                    $16,045.97
3/07                       $17,294.83                    $17,230.70

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2007
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 11/25/97)
--------------------------------------------------------------------------------
                       SIX      ONE    FIVE     SINCE       ENDING VALUE OF A
                      MONTHS    YEAR   YEAR   INCEPTION   $10,000 INVESTMENT (a)
--------------------------------------------------------------------------------
S&P 500 Index Fund     7.33%   11.59%  6.09%    6.04%            $17,295
--------------------------------------------------------------------------------
S&P 500 Index          7.38%   11.83%  6.27%    6.00%*           $17,231
--------------------------------------------------------------------------------

SERVICE CLASS SHARES
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                       S&P 500 Index Fund              S&P 500 Index
9/05                       $10,000.00                   $10,000.00
12/05                      $10,202.48                   $10,209.46
3/06                       $10,616.44                   $10,638.65
6/06                       $10,452.58                   $10,485.44
9/06                       $11,039.03                   $11,079.57
12/06                      $11,762.75                   $11,821.78
3/07                       $11,823.97                   $11,897.61

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2007
--------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 09/30/05)
--------------------------------------------------------------------------------
                      SIX      ONE    THREE     SINCE       ENDING VALUE OF A
                     MONTHS    YEAR    YEAR   INCEPTION   $10,000 INVESTMENT (a)
--------------------------------------------------------------------------------
S&P 500 Index Fund    7.11%   11.37%    N/A    11.83%            $11,824
--------------------------------------------------------------------------------
S&P 500 Index         7.38%   11.83%  10.06%   12.28%*           $11,898
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Index by investing at least 80% of its net assets in equity securities of companies contained in that Index.

SECTOR ALLOCATION AS OF MARCH 31, 2007
--------------------------------------------------------------------------------
Portfolio Composition as a % of the Market Value of $138,143 (in thousands) as of March 31, 2007

[PIE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

Financials                                       21.1%
Information Technology                           14.5%
Healthcare                                       11.6%
Industrials                                      10.7%
Consumer Discretionary                           10.2%
Energy                                            9.8%
Consumer Staples                                  9.4%
Telecommunication Services                        3.6%
Utilities                                         3.6%
Materials                                         3.0%
Short-Term                                        2.5%

TEN LARGEST HOLDINGS AS OF MARCH 31, 2007
as a % of Market Value
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                          3.29%
--------------------------------------------------------------------------------
General Electric Co.                                                       2.79%
--------------------------------------------------------------------------------
Citigroup, Inc.                                                            1.93%
--------------------------------------------------------------------------------
AT&T, Inc.                                                                 1.89%
--------------------------------------------------------------------------------
Microsoft Corp.                                                            1.84%
--------------------------------------------------------------------------------
Bank of America Corp.                                                      1.75%
--------------------------------------------------------------------------------
Procter & Gamble Co.                                                       1.53%
--------------------------------------------------------------------------------
Altria Group, Inc.                                                         1.41%
--------------------------------------------------------------------------------
Pfizer Inc.                                                                1.37%
--------------------------------------------------------------------------------
American International Group, Inc.                                         1.34%
--------------------------------------------------------------------------------

* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

S&P 500 INDEX FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               S&P 500 INDEX FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 NUMBER
                                              OF SHARES                 VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 97.6%+
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 10.2%

Abercrombie & Fitch Co. (Class A)                   900          $     68,112
Amazon.Com, Inc.                                  3,300               131,307(a)
Apollo Group, Inc. (Class A)                      1,500                65,850(a)
Autonation, Inc.                                  1,468                31,180(a)
Autozone, Inc.                                      500                64,070(a)
Bed Bath & Beyond, Inc.                           3,000               120,510(a)
Best Buy Company, Inc.                            4,250               207,060
Big Lots, Inc.                                    1,100                34,408(a)
Black & Decker Corp.                                700                57,134
Brunswick Corp.                                     900                28,665
Carnival Corp.                                    4,600               215,556
CBS Corp.                                         7,750               237,072
Centex Corp.                                      1,300                54,314
Circuit City Stores, Inc.                         1,300                24,089
Clear Channel
   Communications, Inc.                           5,200               182,208
Coach, Inc.                                       3,900               195,195(a)
Comcast Corp. (Class A)                          33,088               858,634(a)
D.R. Horton, Inc.                                 3,000                66,000
Darden Restaurants, Inc.                          1,550                63,844
Dillard's, Inc. (Class A)                           700                22,911
DIRECTV Group, Inc.                               8,000               184,560(a)
Dollar General Corp.                              3,141                66,432
Dow Jones & Company, Inc.                           600                20,682
Eastman Kodak Co.                                 3,100                69,936
Family Dollar Stores, Inc.                        1,500                44,430
Federated Department Stores Inc.                  5,482               246,964
Ford Motor Co.                                   19,577               154,463
Fortune Brands, Inc.                              1,600               126,112
Gannett Company, Inc.                             2,500               140,725
General Motors Corp.                              5,912               181,144
Genuine Parts Co.                                 1,800                88,200
Goodyear Tire & Rubber Co.                        2,000                62,380(a)
H&R Block, Inc.                                   3,400                71,536
Harley-Davidson, Inc.                             2,700               158,625
Harman International
   Industries Inc.                                  700                67,256
Harrah's Entertainment, Inc.                      2,000               168,900
Hasbro, Inc.                                      1,550                44,361
Hilton Hotels Corp.                               4,000               143,840
Home Depot, Inc.                                 21,600               793,584
IAC/InterActiveCorp.                              2,400                90,504(a)
International Game Technology                     3,500               141,330
Interpublic Group of
   Companies, Inc.                                5,000                61,550(a)
J.C. Penney Company, Inc.                         2,400               197,184
Johnson Controls, Inc.                            2,100               198,702
Jones Apparel Group, Inc.                         1,100                33,803
KB Home                                             900                38,403
Kohl's Corp.                                      3,500               268,135(a)

--------------------------------------------------------------------------------
                                                 NUMBER
                                              OF SHARES                 VALUE
--------------------------------------------------------------------------------

Leggett & Platt, Incorporated                     1,900          $     43,073
Lennar Corp. (Class A)                            1,500                63,315
Limited Brands, Inc.                              3,626                94,494
Liz Claiborne Inc.                                1,000                42,850
Lowe's Companies, Inc.                           16,000               503,840
Marriott International Inc. (Class A)             3,600               176,256
Mattel, Inc.                                      4,100               113,037
McDonald's Corp.                                 12,689               571,640
McGraw-Hill Companies Inc.                        3,700               232,656
Meredith Corp.                                      400                22,956
New York Times Co. (Class A)                      1,600                37,616
Newell Rubbermaid Inc.                            3,015                93,736
News Corp. (Class A)                             24,700               571,064
Nike Inc. (Class B)                               2,000               212,520
Nordstrom, Inc.                                   2,400               127,056
Office Depot, Inc.                                3,000               105,420(a)
OfficeMax, Inc.                                     800                42,192
Omnicom Group, Inc.                               1,800               184,284
Polo Ralph Lauren Corp. (Class A)                   700                61,705
Pulte Homes, Inc.                                 2,100                55,566
RadioShack Corp.                                  1,500                40,545
Sears Holdings Corp.                                929               167,369(a)
Snap-On Incorporated                                700                33,670
Staples, Inc.                                     7,550               195,092
Starbucks Corp.                                   8,000               250,880(a)
Starwood Hotels & Resorts
   Worldwide, Inc.                                2,200               142,670
Target Corp.                                      9,100               539,266
The E.W. Scripps Co. (Class A)                      800                35,744
The Gap, Inc.                                     5,662                97,443
The Sherwin-Williams Co.                          1,200                79,248
The Stanley Works                                   800                44,288
The Walt Disney Co.                              21,900               754,017
Tiffany & Co.                                     1,400                63,672
Time Warner, Inc.                                40,250               793,730(h)
TJX Companies, Inc.                               4,700               126,712
Tribune Co.                                       2,100                67,431
VF Corp.                                            900                74,358
Viacom Inc. (Class B)                             7,350               302,158(a)
Wendy's International, Inc.                       1,100                34,430
Whirlpool Corp.                                     871                73,957
Wyndham Worldwide Corp.                           2,027                69,222(a)
Yum! Brands, Inc.                                 2,800               161,728
                                                                   14,094,766

CONSUMER STAPLES -- 9.4%

Altria Group, Inc.                               22,200             1,949,382(h)
Anheuser-Busch Companies, Inc.                    8,100               408,726
Archer-Daniels-Midland Co.                        7,008               257,194
Avon Products, Inc.                               4,700               175,122
Brown-Forman Corp. (Class B)                        800                52,448
Campbell Soup Co.                                 2,300                89,585
Clorox Co.                                        1,600               101,904
Coca-Cola Enterprises, Inc.                       3,100                62,775
Colgate-Palmolive Co.                             5,400               360,666
ConAgra Foods, Inc.                               5,300               132,023
Constellation Brands, Inc. (Class A)              2,300                48,714(a)

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

S&P 500 INDEX FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 NUMBER
                                              OF SHARES                 VALUE
--------------------------------------------------------------------------------

Costco Wholesale Corp.                            4,800          $    258,432
CVS Corp.                                        16,181               552,419
Dean Foods Co.                                    1,500                70,110(a)
General Mills, Inc.                               3,600               209,592
HJ Heinz Co.                                      3,500               164,920
Kellogg Co.                                       2,600               133,718
Kimberly-Clark Corp.                              4,800               328,752
Kraft Foods, Inc. (Class A)                       1,900                60,243
McCormick & Company, Inc.                         1,400                53,928
Molson Coors Brewing Co. (Class B)                  500                47,310
Pepsi Bottling Group, Inc.                        1,400                44,646
PepsiCo, Inc.                                    17,410             1,106,580
Procter & Gamble Co.                             33,495             2,115,544
Reynolds American Inc.                            1,800               112,338
Safeway Inc.                                      4,600               168,544
Sara Lee Corp.                                    7,906               133,770
Supervalu Inc.                                    2,189                85,524
Sysco Corp.                                       6,600               223,278
The Coca-Cola Co.                                21,300             1,022,400(h)
The Estee Lauder Companies Inc.
   (Class A)                                      1,300                63,505
The Hershey Co.                                   1,900               103,854
The Kroger Co.                                    7,500               211,875
Tyson Foods, Inc. (Class A)                       2,800                54,348
UST Inc.                                          1,700                98,566
Walgreen Co.                                     10,600               486,434
Wal-Mart Stores, Inc.                            26,000             1,220,700
Whole Foods Market, Inc.                          1,600                71,760
WM Wrigley Jr. Co.                                2,300               117,139
                                                                   12,958,768

ENERGY -- 9.8%

Anadarko Petroleum Corp.                          4,874               209,485
Apache Corp.                                      3,512               248,298
Baker Hughes Incorporated                         3,370               222,858
BJ Services Co.                                   3,200                89,280
Chesapeake Energy Corp.                           4,300               132,784
Chevron Corp.                                    22,814             1,687,323
ConocoPhillips                                   17,416             1,190,384
Consol Energy, Inc.                               2,000                78,260
Devon Energy Corp.                                4,728               327,272
El Paso Corp.                                     7,483               108,279
ENSCO International Inc.                          1,600                87,040
EOG Resources, Inc.                               2,600               185,484
Exxon Mobil Corp.                                60,216             4,543,297(h)
Halliburton Co.                                  10,600               336,444
Hess Corp.                                        2,800               155,316
Kinder Morgan, Inc.                               1,100               117,095
Marathon Oil Corp.                                3,741               369,723
Murphy Oil Corp.                                  2,000               106,800
Nabors Industries Ltd.                            3,100                91,977(a)
National Oilwell Varco, Inc.                      1,800               140,022(a)
Noble Corp.                                       1,400               110,152
Occidental Petroleum Corp.                        8,800               433,928
Peabody Energy Corp.                              2,800               112,672
Rowan Companies, Inc.                             1,200                38,964
Schlumberger Ltd.                                12,500               863,750

--------------------------------------------------------------------------------
                                                 NUMBER
                                              OF SHARES                 VALUE
--------------------------------------------------------------------------------

Smith International, Inc.                         2,200          $    105,710
Spectra Energy Corp.                              6,754               177,428
Sunoco, Inc.                                      1,300                91,572
The Williams Companies, Inc.                      6,200               176,452
Transocean Inc.                                   3,051               249,267(a)
Valero Energy Corp.                               6,400               412,736
Weatherford International Ltd.                    3,600               162,360(a)
XTO Energy, Inc.                                  3,866               211,896
                                                                   13,574,308

FINANCIALS -- 21.1%

ACE Ltd.                                          3,400               194,004
AFLAC Incorporated                                5,300               249,418
Allstate Corp.                                    6,600               396,396
AMBAC Financial Group, Inc.                       1,150                99,348
American Express Co.                             12,600               710,640(h)
American International Group, Inc.               27,538             1,851,104(h)
Ameriprise Financial, Inc.                        2,560               146,278
AON Corp.                                         3,300               125,268
Apartment Investment &
   Management Co.
   (Class A) (REIT)                               1,000                57,690
Archstone-Smith Trust (REIT)                      2,300               124,844
AvalonBay Communities,
   Inc. (REIT)                                      800               104,000
Bank of America Corp.                            47,456             2,421,205(h)
BB&T Corp.                                        5,800               237,916
Boston Properties, Inc. (REIT)                    1,300               152,620
Capital One Financial Corp.                       4,369               329,685
CB Richard Ellis Group, Inc.
   (Class A)                                      2,000                68,360(a)
Charles Schwab Corp.                             10,700               195,703
Chicago Mercantile Exchange
   Holdings Inc.                                    369               196,478
Chubb Corp.                                       4,300               222,181
Cincinnati Financial Corp.                        1,838                77,931
CIT Group, Inc.                                   2,100               111,132
Citigroup, Inc.                                  51,913             2,665,213
Comerica Incorporated                             1,650                97,548
Commerce Bancorp Inc.                             2,000                66,760
Compass Bancshares, Inc.                          1,400                96,320
Countrywide Financial Corp.                       6,198               208,501
Developers Diversified
   Realty Corp. (REIT)                            1,300                81,770
E*Trade Financial Corp.                           4,600                97,612(a)
Equity Residential (REIT)                         3,100               149,513
Federal Home Loan
   Mortgage Corp.                                 7,300               434,277
Federal National Mortgage Assoc.                 10,300               562,174
Federated Investors Inc. (Class B)                  900                33,048
Fifth Third Bancorp                               5,819               225,137
First Horizon National Corp.                      1,300                53,989
Franklin Resources, Inc.                          1,800               217,494
Genworth Financial, Inc. (Class A)                4,700               164,218
Goldman Sachs Group, Inc.                         4,400               909,172
Hartford Financial Services
   Group, Inc.                                    3,400               324,972

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

S&P 500 INDEX FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      NUMBER
                                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Host Hotels & Resorts Inc. (REIT)                      5,400   $    142,074
Hudson City Bancorp, Inc.                              5,200         71,136
Huntington Bancshares
   Incorporated                                        2,378         51,959
Janus Capital Group, Inc.                              2,000         41,820
JP Morgan Chase & Co.                                 36,680      1,774,578
Keycorp                                                4,200        157,374
Kimco Realty Corp. (REIT)                              2,400        116,976
Legg Mason, Inc.                                       1,400        131,894
Lehman Brothers Holdings, Inc.                         5,600        392,392
Lincoln National Corp.                                 3,022        204,861
Loews Corp.                                            4,900        222,607
M&T Bank Corp.                                           800         92,664
Marsh & McLennan
   Companies, Inc.                                     5,700        166,953
Marshall & Ilsley Corp.                                2,700        125,037
MBIA Inc.                                              1,400         91,686
Mellon Financial Corp.                                 4,300        185,502
Merrill Lynch & Company, Inc.                          9,400        767,698
Metlife, Inc.                                          8,000        505,200
MGIC Investment Corp.                                    900         53,028
Moody's Corp.                                          2,500        155,150
Morgan Stanley                                        11,300        889,988
National City Corp.                                    6,300        234,675
Northern Trust Corp.                                   2,000        120,280
Plum Creek Timber
   Company, Inc (REIT)                                 1,800         70,956
PNC Financial Services Group, Inc.                     3,700        266,289
Principal Financial Group, Inc.                        2,800        167,636
Prologis (REIT)                                        2,700        175,311
Prudential Financial, Inc.                             5,000        451,300
Public Storage, Inc. (REIT)                            1,300        123,071
Realogy Corp.                                          2,304         68,221(a)
Regions Financial Corp.                                7,673        271,394
Safeco Corp.                                           1,100         73,073
Simon Property Group, Inc. (REIT)                      2,300        255,875
SLM Corp.                                              4,300        175,870
Sovereign Bancorp, Inc.                                3,865         98,326
State Street Corp.                                     3,500        226,625(e)
SunTrust Banks, Inc.                                   3,800        315,552
Synovus Financial Corp.                                3,500        113,190
T Rowe Price Group, Inc.                               2,800        132,132
The Bank of New York
   Company, Inc.                                       8,100        328,455
The Bear Stearns Companies Inc.                        1,220        183,427
The Progressive Corp.                                  8,000        174,560
Torchmark Corp.                                        1,000         65,590
Travelers Companies, Inc.                              7,276        376,679
UnumProvident Corp.                                    3,646         83,967
US Bancorp                                            18,706        654,149
Vornado Realty Trust (REIT)                            1,400        167,076
Wachovia Corp.                                        20,224      1,113,331
Washington Mutual Inc.                                 9,314        376,099
Wells Fargo & Co.                                     35,700      1,229,151
XL Capital Ltd.                                        1,900        132,924
Zions Bancorporation                                   1,200        101,424
                                                                 29,127,104

--------------------------------------------------------------------------------
                                                NUMBER
                                             OF SHARES          VALUE
--------------------------------------------------------------------------------

HEALTHCARE -- 11.6%

Abbott Laboratories                                   16,300   $    909,540(h)
Aetna, Inc.                                            5,400        236,466
Allergan, Inc.                                         1,600        177,312
AmerisourceBergen Corp.                                2,044        107,821
Amgen, Inc.                                           12,376        691,571(a)
Applera Corp - Applied
   Biosystems Group                                    1,900         56,183
Barr Pharmaceuticals, Inc.                             1,200         55,620(a)
Bausch & Lomb Inc.                                       500         25,580
Baxter International, Inc.                             6,900        363,423
Becton Dickinson & Co.                                 2,600        199,914
Biogen Idec, Inc.                                      3,595        159,546(a)
Biomet, Inc.                                           2,625        111,536
Boston Scientific Corp.                               12,239        177,955(a)
Bristol-Myers Squibb Co.                              21,300        591,288
C.R. Bard, Inc.                                        1,100         87,461
Cardinal Health, Inc.                                  4,275        311,861
Celgene Corp.                                          4,000        209,840(a)
Cigna Corp.                                            1,100        156,926
Coventry Healthcare, Inc.                              1,700         95,285(a)
Eli Lilly & Co.                                       10,400        558,584(h)
Express Scripts, Inc.                                  1,400        113,008(a)
Forest Laboratories, Inc.                              3,300        169,752(a)
Genzyme Corp.                                          2,800        168,056(a)
Gilead Sciences, Inc.                                  4,900        374,850(a)
Hospira, Inc.                                          1,600         65,440(a)
Humana Inc.                                            1,800        104,436(a)
IMS Health Inc.                                        1,988         58,964
Johnson & Johnson                                     30,668      1,848,054(h)
King Pharmaceuticals, Inc.                             2,766         54,407(a)
Laboratory Corp of
   America Holdings                                    1,300         94,419(a)
Manor Care, Inc.                                         800         43,488
McKesson Corp.                                         3,144        184,050
Medco Health Solutions, Inc.                           3,094        224,408(a)
Medimmune, Inc.                                        2,600         94,614(a)
Medtronic Inc.                                        12,200        598,532
Merck & Company, Inc.                                 23,000      1,015,910
Millipore Corp.                                          600         43,482(a)
Mylan Laboratories Inc.                                2,600         54,964
Patterson Companies, Inc.                              1,400         49,686(a)
PerkinElmer, Inc.                                      1,400         33,908
Pfizer Inc.                                           74,869      1,891,191(h)
Quest Diagnostics Inc.                                 1,700         84,779
Schering-Plough Corp.                                 15,700        400,507
St. Jude Medical, Inc.                                 3,700        139,157(a)
Stryker Corp.                                          3,100        205,592
Tenet Healthcare Corp.                                 5,300         34,079(a)
Thermo Electron Corp.                                  4,400        205,700(a)
UnitedHealth Group, Inc.                              14,300        757,471
Varian Medical Systems, Inc.                           1,300         61,997(a)
Waters Corp.                                           1,100         63,800(a)
Watson Pharmaceuticals, Inc.                           1,200         31,716(a)
WellPoint, Inc.                                        6,500        527,150(a)
Wyeth                                                 14,200        710,426(h)
Zimmer Holdings, Inc.                                  2,490        212,671(a)
                                                                 16,004,376

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

S&P 500 INDEX FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      NUMBER
                                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

INDUSTRIALS -- 10.7%

Allied Waste Industries, Inc.                          2,900   $     36,511(a)
American Standard
   Companies, Inc.                                     1,900        100,738
Avery Dennison Corp.                                   1,000         64,260
Boeing Co.                                             8,400        746,844
Burlington Northern
   Santa Fe Corp.                                      3,800        305,634
Caterpillar, Inc.                                      6,900        462,507
CH Robinson Worldwide, Inc.                            1,800         85,950
Cintas Corp.                                           1,500         54,150
Cooper Industries Ltd.                                 2,000         89,980
CSX Corp.                                              4,600        184,230
Cummins, Inc.                                            600         86,832
Danaher Corp.                                          2,500        178,625
Deere & Co.                                            2,400        260,736
Dover Corp.                                            2,200        107,382
Eaton Corp.                                            1,600        133,696
Emerson Electric Co.                                   8,400        361,956
Equifax, Inc.                                          1,300         47,385
FedEx Corp.                                            3,300        354,519
Fluor Corp.                                              900         80,748
General Dynamics Corp.                                 4,300        328,520
General Electric Co.                                 108,900      3,850,704(h,m)
Goodrich Corp.                                         1,400         72,072
Honeywell International Inc.                           8,650        398,419
Illinois Tool Works Inc.                               4,400        227,040
Ingersoll-Rand Company
   Ltd. (Class A)                                      3,300        143,121
ITT Corp.                                              1,900        114,608
L-3 Communications
   Holdings, Inc.                                      1,300        113,711
Lockheed Martin Corp.                                  3,800        368,676
Masco Corp.                                            4,200        115,080
Monster Worldwide, Inc.                                1,300         61,581(a)
Norfolk Southern Corp.                                 4,200        212,520
Northrop Grumman Corp.                                 3,684        273,427
Paccar Inc.                                            2,650        194,510
Pall Corp.                                             1,200         45,600
Parker Hannifin Corp.                                  1,200        103,572
Pitney Bowes Inc.                                      2,300        104,397
Raytheon Co.                                           4,700        246,562
Robert Half International Inc.                         1,700         62,917
Rockwell Automation, Inc.                              1,800        107,766
Rockwell Collins, Inc.                                 1,800        120,474
RR Donnelley & Sons Co.                                2,300         84,157
Ryder System, Inc.                                       600         29,604
Southwest Airlines Co.                                 8,250        121,275
Terex Corp.                                            1,100         78,936(a)
Textron Inc.                                           1,300        116,740
3M Co.                                                 7,800        596,154
Tyco International Ltd.                               20,966        661,477
Union Pacific Corp.                                    2,900        294,495
United Parcel Service Inc. (Class B)                  11,400        799,140
United Technologies Corp.                             10,600        689,000
W.W. Grainger, Inc.                                      800         61,792
Waste Management, Inc.                                 5,570        191,664
                                                                 14,732,394

--------------------------------------------------------------------------------
                                                      NUMBER
                                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 14.5%

ADC Telecommunications, Inc.                           1,385   $     23,185(a)
Adobe Systems Incorporated                             6,200        258,540(a)
Advanced Micro Devices, Inc.                           5,800         75,748(a)
Affiliated Computer
   Services, Inc. (Class A)                            1,000         58,880(a)
Agilent Technologies, Inc.                             4,255        143,351(a)
Altera Corp.                                           3,900         77,961(a)
Analog Devices, Inc.                                   3,700        127,613
Apple Computer, Inc.                                   9,100        845,481(a)
Applied Materials, Inc.                               14,800        271,136
Autodesk, Inc.                                         2,400         90,240(a)
Automatic Data Processing, Inc.                        5,800        280,720
Avaya, Inc.                                            4,940         58,341(a)
BMC Software, Inc.                                     2,200         67,738(a)
Broadcom Corp. (Class A)                               4,900        157,143(a)
CA, Inc.                                               4,350        112,708
Ciena Corp.                                              957         26,748(a)
Cisco Systems, Inc.                                   64,200      1,639,026(a,h)
Citrix Systems, Inc.                                   1,800         57,654(a)
Cognizant Technology
   Solutions Corp. (Class A)                           1,500        132,405(a)
Computer Sciences Corp.                                1,800         93,834(a)
Compuware Corp.                                        3,500         33,215(a)
Convergys Corp.                                        1,500         38,115(a)
Corning Incorporated                                  16,400        372,936(a)
Dell, Inc.                                            24,000        557,040(a)
eBay, Inc.                                            12,300        407,745(a)
Electronic Arts, Inc.                                  3,200        161,152(a)
Electronic Data Systems Corp.                          5,400        149,472
EMC Corp.                                             22,062        305,559(a)
Fidelity National Information
   Services, Inc.                                      1,700         77,282
First Data Corp.                                       7,950        213,855
Fiserv, Inc.                                           1,800         95,508(a)
Google, Inc. (Class A)                                 2,297      1,052,394(a)
Hewlett-Packard Co.                                   28,228      1,133,072
Intel Corp.                                           61,000      1,166,930(h)
International Business
   Machines Corp.                                     15,900      1,498,734(h)
Intuit Inc.                                            3,600         98,496(a)
Jabil Circuit, Inc.                                    2,100         44,961
JDS Uniphase Corp.                                     2,350         35,791(a)
Juniper Networks, Inc.                                 6,000        118,080(a)
Kla-Tencor Corp.                                       2,100        111,972
Lexmark International Inc. (Class A)                   1,000         58,460(a)
Linear Technology Corp.                                3,200        101,088
LSI Logic Corp.                                        8,100         84,564(a)
Maxim Integrated Products, Inc.                        3,400         99,960
Micron Technology, Inc.                                8,000         96,640(a)
Microsoft Corp.                                       91,400      2,547,318(h)
Molex, Inc.                                            1,450         40,890
Motorola, Inc.                                        25,561        451,663
National Semiconductor Corp.                           2,900         70,006

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

S&P 500 INDEX FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      NUMBER
                                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

NCR Corp.                                              1,800   $     85,986(a)
Network Appliance, Inc.                                3,900        142,428(a)
Novell, Inc.                                           3,200         23,104(a)
Novellus Systems, Inc.                                 1,400         44,828(a)
Nvidia Corp.                                           3,700        106,486(a)
Oracle Corp.                                          42,307        767,026(a)
Paychex, Inc.                                          3,600        136,332
PMC - Sierra, Inc.                                     2,100         14,721(a)
QLogic Corp.                                           1,600         27,200(a)
QUALCOMM, Inc.                                        17,500        746,550
Sabre Holdings Corp. (Class A)                         1,328         43,492
SanDisk Corp.                                          2,400        105,120(a)
Sanmina-SCI Corp.                                      6,300         22,806(a)
Solectron Corp.                                        8,400         26,460(a)
Sun Microsystems, Inc.                                37,600        225,976(a)
Symantec Corp.                                        10,059        174,021(a)
Tektronix, Inc.                                          800         22,528
Tellabs, Inc.                                          4,900         48,510(a)
Teradyne, Inc.                                         1,800         29,772(a)
Texas Instruments Incorporated                        15,200        457,520
Unisys Corp.                                           3,600         30,348(a)
VeriSign Inc.                                          2,500         62,800(a)
Western Union Co.                                      8,150        178,893
Xerox Corp.                                           10,200        172,278(a)
Xilinx, Inc.                                           3,600         92,628
Yahoo! Inc.                                           12,800        400,512(a)
                                                                 20,009,675

MATERIALS -- 3.0%

Air Products & Chemicals, Inc.                         2,300        170,108
Alcoa, Inc.                                            9,184        311,338
Allegheny Technologies
   Incorporated                                        1,100        117,359
Ashland, Inc.                                            600         39,360
Ball Corp.                                             1,000         45,850
Bemis Co.                                              1,000         33,390
Domtar Corp.                                              12            112(a)
Dow Chemical Co.                                      10,094        462,911
E.I. du Pont de Nemours and Co.                        9,703        479,619
Eastman Chemical Co.                                     900         56,997
Ecolab Inc.                                            1,900         81,700
Freeport-McMoRan Copper &
   Gold Inc. (Class B)                                 3,974        263,039
Hercules Incorporated                                  1,000         19,540(a)
International Flavors &
   Fragrances Inc.                                       800         37,776
International Paper Co.                                4,775        173,810
MeadWestvaco Corp.                                     1,800         55,512
Monsanto Co.                                           5,806        319,098
Newmont Mining Corp.                                   4,700        197,353
Nucor Corp.                                            3,200        208,416
Pactiv Corp.                                           1,300         43,862(a)
PPG Industries, Inc.                                   1,700        119,527
Praxair, Inc.                                          3,400        214,064
Rohm & Haas Co.                                        1,500         77,580
Sealed Air Corp.                                       1,600         50,560
Sigma-Aldrich Corp.                                    1,400         58,128
Temple-Inland Inc.                                     1,200         71,688

--------------------------------------------------------------------------------
                                                      NUMBER
                                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

United States Steel Corp.                              1,300   $    128,921
Vulcan Materials Co.                                   1,000        116,480
Weyerhaeuser Co.                                       2,245        167,791
                                                                  4,121,889

TELECOMMUNICATION SERVICES -- 3.7%

Alltel Corp.                                           3,900        241,800
AT&T, Inc.                                            66,131      2,607,545(h)
CenturyTel, Inc.                                       1,200         54,228
Citizens Communications Co.                            3,500         52,325
Embarq Corp.                                           1,635         92,132
Qwest Communications
   International Inc.                                 16,717        150,286(a)
Sprint Nextel Corp. (Series 1)                        30,701        582,091
Verizon Communications Inc.                           30,866      1,170,439
Windstream Corp.                                       5,118         75,183
                                                                  5,026,029

UTILITIES -- 3.6%

Allegheny Energy, Inc.                                 1,800         88,452(a)
Ameren Corp.                                           2,200        110,660
American Electric Power
   Company, Inc.                                       4,140        201,825
Centerpoint Energy, Inc.                               3,400         60,996
CMS Energy Corp.                                       2,300         40,940
Consolidated Edison, Inc.                              2,700        137,862
Constellation Energy Group, Inc.                       1,900        165,205
Dominion Resources, Inc.                               3,684        327,029
DTE Energy Co.                                         1,800         86,220
Duke Energy Corp.                                     13,308        270,019
Dynegy Inc. (Class A)                                  3,800         35,188(a)
Edison International                                   3,400        167,042
Entergy Corp.                                          2,100        220,332
Exelon Corp.                                           7,050        484,405
FirstEnergy Corp.                                      3,331        220,645
FPL Group, Inc.                                        4,300        263,031
Integrys Energy Group, Inc.                              795         44,131
KeySpan Corp.                                          1,800         74,070
Nicor Inc.                                               400         19,368
NiSource Inc.                                          2,747         67,137
PG&E Corp.                                             3,700        178,599
Pinnacle West Capital Corp.                            1,100         53,075
PPL Corp.                                              4,000        163,600
Progress Energy, Inc.                                  2,675        134,927
Public Service Enterprise
   Group, Inc.                                         2,700        224,208
Questar Corp.                                            900         80,289
Sempra Energy                                          2,750        167,777
TECO Energy, Inc.                                      2,000         34,420
The AES Corp.                                          6,900        148,488(a)
The Southern Co.                                       7,900        289,535
TXU Corp.                                              4,900        314,090
Xcel Energy Inc.                                       4,315        106,537
                                                                  4,980,102

TOTAL COMMON STOCK
   (COST $109,026,227)                                          134,629,411

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

S&P 500 INDEX FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      NUMBER
                                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.6%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.4%

GEI Short Term Investment Fund
5.53%                                              3,305,696   $  3,305,696(d,l)
Money Market Obligations Trust
5.21%                                                  9,974          9,974(o)
                                                                  3,315,670

                                                   PRINCIPAL
                                                      AMOUNT
------------------------------------------------------------

U.S. GOVERNMENT -- 0.2%

U.S. Treasury Bill
4.94% 06/07/07                                     $ 200,000        198,002

TOTAL SHORT-TERM INVESTMENTS
   (COST $3,513,672)                                              3,513,672

TOTAL INVESTMENTS
   (COST $112,539,899)                                          138,143,083

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET -- (0.2)%                                           (208,545)
                                                               ------------

NET ASSETS -- 100.0%                                           $137,934,538
                                                               ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Institutional S&P 500 Index had the following long futures contracts open at March 31, 2007 (unaudited):

                                    NUMBER          CURRENT
                 EXPIRATION           OF            NOTIONAL        UNREALIZED
DESCRIPTION         DATE          CONTRACTS           VALUE        APPRECIATION
--------------------------------------------------------------------------------
S&P Mini 500
   Index          June 2007          44           $ 3,148,640        $ 30,228

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

Value Equity Fund
--------------------------------------------------------------------------------
                                                                             Q&A

THE VALUE EQUITY FUND IS CO-MANAGED BY PAUL C. REINHARDT AND STEPHEN V. GELHAUS. MESSRS. REINHARDT AND GELHAUS BOTH MANAGE THE FUND AS A COLLABORATIVE TEAM. BOTH PORTFOLIO MANAGERS HAVE THE AUTHORITY TO INCREASE OR DECREASE EXISTING POSITIONS IN THE FUND; HOWEVER, MR. REINHARDT, AS LEAD MANAGER, IS VESTED WITH THE AUTHORITY TO PURCHASE SECURITIES THAT ARE NEW TO THE FUND OR TO DIVEST THE FUND OF ITS ENTIRE POSITION IN A SECURITY. MR. REINHARDT ALSO HAS VETO AUTHORITY OVER MR. GELHAUS' TRADE DECISIONS. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 108.

Q. HOW DID THE GE INSTITUTIONAL VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2007?

A. For the six-month period ended March 31, 2007, the GE Institutional Value Equity Fund returned 7.75% for the Investment Class shares and 7.58% for the Service Class shares. The S&P 500 Index, the Fund's benchmark returned 7.38% and the Fund's Lipper peer group of 825 Large Cap Core Funds returned an average of 6.87% for the same period.

Q.    WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The period began with broad-based strength in U.S. equities. From October 2006 through mid-February 2007, the S&P 500 enjoyed an almost uninterrupted +10% climb. Stocks rallied due to strong current profit growth, an abundance of deal-making, cooling inflation worries and a pause in Fed tightening. However, a global stock market rout took investors on a wild ride during the last week in February, interrupting the exuberant U.S. equity markets. Driven by a Chinese equity market sell-off, rising sub-prime mortgage defaults and mixed U.S. economic data, the S&P 500 retreated -3.5% on February 27. The day's pullback marked the worst point-loss for the S&P 500 since its plunge on the first day of trading after the September 11 attacks. Despite this dislocation, the S&P 500 ended the six-month period up +7.4% and the Dow Jones Industrial Average posted a +7.0% total return.

      While all S&P 500 sectors posted gains during the period, materials (+21.4), utilities (+19.3%), telecom (+17.0%) and energy (+13.6%) led with double-digit returns. Health care (+2.5%), financials (+4.0%) and information technology (+5.1%) lagged. Record levels of M&A activity and abundant liquidity favored small-cap, lower quality companies above large-cap, high quality stocks, which led to outperformance for the Russell 2000 index (+11.0%).

Q.    WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. This year the value style of investing outperformed growth, and the Fund's value orientation contributed to our performance relative to the broad market S&P 500 Index. Deemphasizing cyclical names has also helped at this point in the business cycle, with slowing growth on the horizon. Industrials, utilities, technology, and consumer discretionary have been the main performance drivers for the period. Our stock selection in the industrial sector is particularly noteworthy, as some core holdings have benefited from strong secular growth trends. For example,

[PHOTO OMITTED]

PICTURED TO THE LEFT:
PAUL C. REINHARDT

Value Equity Fund
--------------------------------------------------------------------------------
                                                                             Q&A

      Deere (+30.6%) is an agricultural machinery company that capitalized on the trend towards grain-based alternative fuels and increasing corn acreage planted for ethanol use. Eaton's (+22.7%) strength came from diverse end-markets, sound capital management and an attractive mix of later cycle businesses. Electrical equipment company ABB (+30.4%) benefited from its key role in the global industrial infrastructure mega-cycle. Overweighting utilities also contributed to our outperformance. Constellation Energy Group (+48.5%) was the Fund's single best performer this period, as its shares took off amid sparking fundamentals and upon the record-breaking $45 billion TXU Corp. leveraged buyout announcement.

      Within technology, many of our high-quality holdings enjoyed strong underlying fundamentals, especially Analog Devices (+18.5%), IBM (+15.8%) and First Data Corp. (+17.0%). The Fund holds technology companies in diversified end markets that overall are growing at above-average rates. We continue to find many technology stocks attractive due to their attractive financial characteristics and historically low valuations. The final key driver of Fund performance was consumer discretionary. Our media holdings, including Cablevision Systems (+29.0%), performed especially well as consumers continued to adopt their triple-play offerings (broadcast-data-voice), and as several companies utilized their free cash flow for investor-friendly buybacks.

      In our last report, healthcare was a top contributor to Fund performance; however the sector suffered relative returns during the last six months -- despite strength in Medco (+20.7%) and Baxter (+17.8%). Amgen (-21.9%) was the primary cause of weakness, reacting to negative headlines about off-label dosing of its anemia drugs, and to new FDA black-box label warnings for Aranesp and Epogen. Despite near-term weakness, we have remained constructive on Amgen's long-term prospects due to its innovative drug pipeline. With its P/E multiple at the low-end of a 10-year range, investors are fearing the worst for this attractive biotech company. Underweight positions in materials and telecommunications companies also detracted from performance, as these sectors exhibited particular strength during the period. Within materials, Barrick Gold (-6.7%) lagged its metal and mining peers; and our continued underweight in AT&T (+23.6%) hurt relative performance in telecommunications.

Q.    WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. There were no significant changes to the Fund over the period. Our process has remained consistent, and we continued to employ a bottom-up relative value process to seek out underappreciated stocks with catalysts for growth or improving fundamentals. The Fund is positioned for a moderate slowdown in economic growth. The case for slowing growth was bolstered during the period as rising delinquencies in sub-prime mortgages and higher interest rates have dampened the outlook for home-price appreciation and consumer spending.

      Our bottom-up process has led us to high quality companies with financial flexibility. Our primary sector overweights include technology, consumer staples and health care -- areas that we believe can put up consistent earnings in a slowing economy. We are also overweight the insurance industry, while underweighting the commercial banks and REIT's. Our largest underweights include the financials, energy and telecommunications sectors. We believe that the GE Institutional Value Equity Fund is appropriately positioned with high-quality, fundamentally strong holdings with attractive relative valuations.

Value Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2006 - MARCH 31, 2007
---------------------------------------------------------------------------------------------------------------------------
                                                  ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE        EXPENSES PAID
                                               BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)   DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
   Investment Class                                    1,000.00                     1,077.48                  2.26

   Service Class                                       1,000.00                     1,075.82                  3.57
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
   Investment Class                                    1,000.00                     1,022.53                  2.17

   Service Class                                       1,000.00                     1,021.31                  3.43
---------------------------------------------------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.43% FOR INVESTMENT CLASS AND 0.68% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

**    ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2007 WERE AS
      FOLLOWS: 7.75% FOR INVESTMENT CLASS SHARES, AND 7.58% FOR SERVICE CLASS SHARES.

Value Equity Fund                                                    (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

                         Value Equity Fund              S&P 500 Index
2/2/00                       $10,000.00                  $10,000.00
3/00                         $10,550.00                  $10,788.83
9/00                         $10,389.99                  $10,377.68
3/01                         $ 9,588.65                  $ 8,431.20
9/01                         $ 8,763.60                  $ 7,611.15
3/02                         $ 9,807.11                  $ 8,448.53
9/02                         $ 7,304.47                  $ 6,051.63
3/03                         $ 7,575.65                  $ 6,356.85
9/03                         $ 8,774.53                  $ 7,530.64
3/04                         $ 9,927.70                  $ 8,590.78
9/04                         $ 9,948.62                  $ 8,575.37
3/05                         $10,696.57                  $ 9,165.64
9/05                         $11,091.16                  $ 9,625.97
3/06                         $11,752.18                  $10,240.73
9/06                         $12,468.38                  $10,665.16
3/07                         $13,434.42                  $11,452.61

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2007
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 02/02/00)
--------------------------------------------------------------------------------
                        SIX      ONE   FIVE     SINCE       ENDING VALUE OF A
                       MONTHS   YEAR   YEAR   INCEPTION   $10,000 INVESTMENT (a)
--------------------------------------------------------------------------------
Value Equity Fund      7.75%   14.31%  6.50%    4.21%             $13,434
--------------------------------------------------------------------------------
S&P 500 Index          7.38%   11.83%  6.27%    1.91%*            $11,453
--------------------------------------------------------------------------------

SERVICE CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

                         Value Equity Fund              S&P 500 Index
9/05                        $10,000.00                   $10,000.00
12/05                       $10,140.52                   $10,209.46
3/06                        $10,590.34                   $10,638.65
6/06                        $10,541.45                   $10,485.44
9/06                        $11,216.18                   $11,079.57
12/06                       $11,959.26                   $11,821.78
3/07                        $12,066.62                   $11,897.61

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2007
--------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 09/30/05)
--------------------------------------------------------------------------------
                        SIX     ONE   THREE     SINCE       ENDING VALUE OF A
                      MONTHS   YEAR    YEAR   INCEPTION   $10,000 INVESTMENT (a)
--------------------------------------------------------------------------------
Value Equity Fund      7.58%  13.94%    N/A    13.35%             $12,067
--------------------------------------------------------------------------------
S&P 500 Index          7.38%  11.83%  10.06%   12.28%*            $11,898
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.

SECTOR ALLOCATION AS OF MARCH 31, 2007
--------------------------------------------------------------------------------

Portfolio Composition as a % of the Market Value of $99,486 (in thousands) as of March 31, 2007

[PIE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

Financials                                                                 18.0%
Information Technology                                                     17.7%
Healthcare                                                                 13.8%
Consumer Staples                                                           11.5%
Industrials                                                                 9.8%
Energy                                                                      8.3%
Consumer Discretionary                                                      7.0%
Utilities                                                                   4.9%
Short Term                                                                  4.2%
Telecommunication Services                                                  2.5%
Materials                                                                   2.3%

TEN LARGEST HOLDINGS AS OF MARCH 31, 2007
as a % of Market Value
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                          4.39%
--------------------------------------------------------------------------------
Microsoft Corp.                                                            2.91%
--------------------------------------------------------------------------------
American International Group, Inc.                                         2.76%
--------------------------------------------------------------------------------
PepsiCo, Inc.                                                              2.38%
--------------------------------------------------------------------------------
Oracle Corp.                                                               2.19%
--------------------------------------------------------------------------------
Industrial Select Sector SPDR Fund                                         2.13%
--------------------------------------------------------------------------------
Citigroup, Inc.                                                            2.09%
--------------------------------------------------------------------------------
Bank of America Corp.                                                      1.98%
--------------------------------------------------------------------------------
Amgen, Inc.                                                                1.93%
--------------------------------------------------------------------------------
Wyeth                                                                      1.86%
--------------------------------------------------------------------------------

* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

VALUE EQUITY FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               VALUE EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 96.3%+
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 7.2%

Bed Bath & Beyond, Inc.                                12,655   $   508,351(a)
Comcast Corp. (Class A)                                31,638       805,820(a)
General Motors Corp.                                   11,426       350,093(j)
Koninklijke Philips
   Electronics N.V. ADR                                23,336       889,102(j)
News Corp. (Class A)                                   32,517       751,793
Omnicom Group, Inc.                                    15,291     1,565,493
Starwood Hotels & Resorts
   Worldwide, Inc.                                      5,976       387,544
Target Corp.                                            4,746       281,248
Time Warner, Inc.                                      72,064     1,421,102(h)
                                                                  6,960,546

CONSUMER STAPLES -- 11.9%

Clorox Co.                                             25,661     1,634,349(h)
Diageo PLC ADR                                          3,515       284,539
General Mills, Inc.                                    25,132     1,463,185
Kellogg Co.                                            17,576       903,934
Kimberly-Clark Corp.                                   19,861     1,360,280
Nestle S.A. ADR                                         2,284       221,891(a)
PepsiCo, Inc.                                          37,261     2,368,309(h)
Procter & Gamble Co.                                   27,242     1,720,605
Sara Lee Corp.                                         21,092       356,877
The Coca-Cola Co.                                      11,249       539,952
Wal-Mart Stores, Inc.                                  13,182       618,895
                                                                 11,472,816

ENERGY -- 8.6%

Apache Corp.                                            5,975       422,432
Exxon Mobil Corp.                                      57,827     4,363,047(h)
Halliburton Co.                                        15,818       502,063
Hess Corp.                                             14,237       789,726
Occidental Petroleum Corp.                             15,467       762,678
Schlumberger Ltd.                                       8,085       558,673
Transocean Inc.                                        10,721       875,906(a)
                                                                  8,274,525

FINANCIALS -- 18.1%

ACE Ltd.                                               13,359       762,265
Allstate Corp.                                         21,443     1,287,867(h)
American International
   Group, Inc.                                         40,776     2,740,963
AON Corp.                                              14,941       567,160
Bank of America Corp.                                  38,669     1,972,892(h)
BlackRock Inc. (Class A)                                2,812       439,544(j)
CB Richard Ellis Group, Inc.
   (Class A)                                            1,406        48,057(a)

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

Chubb Corp.                                            20,564   $ 1,062,542
Citigroup, Inc.                                        40,426     2,075,471(h)
Federal Home Loan
   Mortgage Corp.                                      19,158     1,139,709(h)
Federal National Mortgage Assoc.                        8,085       441,279
Mellon Financial Corp.                                 31,462     1,357,271(h)
Merrill Lynch & Company, Inc.                           5,626       459,475
Metlife, Inc.                                          20,213     1,276,451
Morgan Stanley                                          1,759       138,539
Prudential Financial, Inc.                              5,800       523,508(j)
State Street Corp.                                      3,516       227,661(e)
SunTrust Banks, Inc.                                    8,613       715,223
The Bank of New York
   Company, Inc.                                        4,746       192,450
                                                                 17,428,327

HEALTHCARE -- 14.3%

Aetna, Inc.                                            26,540     1,162,187
Amgen, Inc.                                            34,275     1,915,287(a)
Baxter International, Inc.                             28,297     1,490,403
Bristol-Myers Squibb Co.                               16,171       448,907
DaVita, Inc.                                           11,073       590,412(a)
GlaxoSmithKline PLC ADR                                15,469       854,817(h)
Johnson & Johnson                                      12,128       730,833(h)
McKesson Corp.                                          4,395       257,283
Medco Health Solutions, Inc.                           16,347     1,185,648(a)
Novartis AG ADR                                        15,994       873,752
Pfizer Inc.                                            54,488     1,376,367(h)
Quest Diagnostics Inc.                                  1,758        87,671(j)
Thermo Electron Corp.                                  10,019       468,388(a)
UnitedHealth Group, Inc.                                8,787       465,447
Wyeth                                                  36,910     1,846,607
                                                                 13,754,009

INDUSTRIALS -- 8.0%

ABB Ltd. ADR                                           43,942       754,924
Burlington Northern
   Santa Fe Corp.                                       5,905       474,939
Cooper Industries Ltd.                                 13,358       600,976
Deere & Co.                                            10,546     1,145,717
Eaton Corp.                                            14,236     1,189,560(h)
General Dynamics Corp.                                  5,977       456,643
ITT Corp.                                               5,097       307,451
Northrop Grumman Corp.                                 15,995     1,187,149(h)
Rockwell Collins, Inc.                                  3,340       223,546
3M Co.                                                 12,127       926,867
Waste Management, Inc.                                  4,042       139,085
WESCO International, Inc.                               4,043       253,820(a,j)
                                                                  7,660,677

INFORMATION TECHNOLOGY -- 18.3%

Analog Devices, Inc.                                   29,880     1,030,561(h)
Cisco Systems, Inc.                                    49,214     1,256,433(a,h)
Corning Incorporated                                    9,668       219,850(a)
EMC Corp.                                               3,515        48,683(a)
First Data Corp.                                       28,122       756,482(h)

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

VALUE EQUITY FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

Hewlett-Packard Co.                                    22,497   $   903,030
Intel Corp.                                            77,335     1,479,419
International Business
   Machines Corp.                                      19,510     1,839,013(h)
Lam Research Corp.                                      3,163       149,736(a)
Maxim Integrated Products, Inc.                        28,122       826,787
Microchip Technology Inc.                              18,455       655,706(j)
Microsoft Corp.                                       103,701     2,890,147(h)
National Semiconductor Corp.                           31,111       751,020
Oracle Corp.                                          120,399     2,182,834(a,h)
Sun Microsystems, Inc.                                 35,153       211,269(a)
Texas Instruments Incorporated                         36,032     1,084,563
Western Union Co.                                      48,863     1,072,543
Yahoo! Inc.                                             7,909       247,473(a)
                                                                 17,605,549

MATERIALS -- 2.3%

Air Products & Chemicals, Inc.                            879        65,011(h)
Barrick Gold Corp.                                     31,286       893,215(h)
Freeport-McMoRan Copper &
   Gold Inc. (Class B)                                 11,600       767,804
Monsanto Co.                                            2,285       125,584
PAN American Silver Corp.                               2,285        67,613(a,j)
Praxair, Inc.                                           4,043       254,547
                                                                  2,173,774

TELECOMMUNICATION SERVICES -- 2.5%

AT&T, Inc.                                             10,546       415,829
Sprint Nextel Corp. (Series 1)                         24,607       466,549
Verizon Communications Inc.                            38,668     1,466,291
Vodafone Group, PLC ADR                                 3,515        94,413
                                                                  2,443,082

UTILITIES -- 5.1%

American Electric Power
   Company, Inc.                                        7,909       385,564
Constellation Energy Group, Inc.                       18,806     1,635,182
Dominion Resources, Inc.                               18,631     1,653,874
Edison International                                   21,444     1,053,544
Entergy Corp.                                           1,232       129,261
                                                                  4,857,425

TOTAL COMMON STOCK
   (COST $79,764,076)                                            92,630,730

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.1%
--------------------------------------------------------------------------------
Cia Vale do Rio Doce ADR
   (COST $48,616)                                      1,758        54,990

--------------------------------------------------------------------------------
                                                       NUMBER
                                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

EXCHANGE TRADED FUNDS -- 2.7%
--------------------------------------------------------------------------------
Financial Select Sector
   SPDR Fund                                           14,304   $   509,651(n)
Industrial Select Sector
   SPDR Fund                                           59,486     2,114,132(h,n)

TOTAL EXCHANGE TRADED FUNDS
   (COST $2,006,825)                                              2,623,783

TOTAL INVESTMENTS IN SECURITIES
   (COST $81,819,517)                                            95,309,503

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.3%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.9%

GEI Short Term Investment Fund
5.53%                                                 876,909       876,909(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 3.4%

State Street Navigator Securities
   Lending Prime Portfolio
5.35%                                               3,299,840     3,299,840(d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $4,176,749)                                              4,176,749

TOTAL INVESTMENTS
   (COST $85,996,266)                                            99,486,252

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET -- (3.4)%                                         (3,255,933)
                                                                -----------

NET ASSETS -- 100.0%                                            $96,230,319
                                                                ===========
--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Strategic Investment Fund had the following long futures contracts open at March 31, 2007 (unaudited):

                                               NUMBER    CURRENT
                                EXPIRATION       OF      NOTIONAL    UNREALIZED
DESCRIPTION                        DATE      CONTRACTS    VALUE     APPRECIATION
--------------------------------------------------------------------------------
S&P 500
   Index Futures                June 2007        1       $357,800      $9,835

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

Small-Cap Equity Fund
--------------------------------------------------------------------------------
                                                                             Q&A

PALISADE CAPITAL MANAGEMENT, L.L.C. ("PALISADE") IS SUB-ADVISER FOR THE SMALL-CAP EQUITY FUND. PALISADE HAS A HISTORY OF MANAGING SMALL-CAP EQUITY PORTFOLIOS AND FOR SEVERAL YEARS HAS PROVIDED PENSION FUND SERVICES TO GE. PALISADE TRANSLATES ITS EXPERIENCE FROM VARIOUS INSTITUTIONAL AND PRIVATE ACCOUNTS TO MUTUAL FUNDS IT SUB-ADVISES FOR GE ASSET MANAGEMENT. PALISADE HAS MANAGED THE SMALL-CAP EQUITY FUND SINCE ITS INCEPTION. THE FUND IS MANAGED BY JACK FEILER, JEFFREY SCHWARTZ AND DENNISON T. "DAN" VERU, MEMBERS OF PALISADE'S INVESTMENT POLICY COMMITTEE. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 108.

Q. HOW DID THE GE INSTITUTIONAL SMALL-CAP EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2007?

A. For the six-month period ended March 31, 2007, the GE Institutional Small-Cap Equity Fund returned 11.24% for the Investment Class shares and 11.08% for the Service Class shares. The Russell 2000 Index, the Fund's benchmark, returned 11.02% and the Fund's Lipper peer group of 750 Small-Cap Core Funds returned an average of 11.17% for the same period.

Q.    WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. During the fourth quarter of 2006, the market was led by the REITs and Utilities sector, which negatively impacted Fund performance as the securities in these sectors generally do not meet our criteria for investment. Nevertheless, the first quarter of 2007 benefited from a strong fourth quarter 2006 earnings reports from most of the companies held by the Fund. Many of those stocks, particularly securities in economically sensitive sectors, had underperformed in the fourth quarter due to market fear of decelerating earnings. However, the fourth quarter's weakness in such economically-sensitive securities reversed itself in the first quarter. The Fund continued to remain invested in companies with greater consistency in earnings growth, high return-on-invested capital, and increasing free cash-flow generation.

Q.    WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The Fund's largest positive influence came from strong stock selection in the Energy and Financials sectors. The Fund's Energy securities outperformed those of the benchmark's sector by over 20%, which delivered over +100 bps of value relative to the Index. Sector returns in Healthcare lagged those of the benchmark in the fourth quarter, which created the largest drag on Fund performance other than that of cash during the six-month period. However, performance in Healtcare improved substantially in the first quarter following the fourth quarter's underperformance.

Q.    WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. The most significant changes in sector allocation included slight reductions in Energy and Healthcare as well as a modest increase in our Consumer Discretionary holdings.

Small-Cap Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2006 - MARCH 31, 2007
---------------------------------------------------------------------------------------------------------------------------
                                ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                 EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,112.35                             3.27

     Service Class                   1,000.00                           1,110.77                             4.60
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,021.65                             3.07

     Service Class                   1,000.00                           1,020.45                             4.32
---------------------------------------------------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.61% FOR INVESTMENT CLASS AND 0.86% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

**    ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2007 WERE AS
      FOLLOWS: 11.24% FOR INVESTMENT CLASS SHARES, AND 11.08% FOR SERVICE CLASS SHARES.

Small-Cap Equity Fund                                                (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

            Small-Cap Equity Fund                Russell 2000 Index
8/3/98            $10,000.00                         $10,000.00
9/98              $ 8,910.00                         $ 8,689.02
9/99              $10,155.95                         $10,338.27
9/00              $13,051.23                         $12,772.28
9/01              $13,713.48                         $10,071.48
9/02              $13,284.89                         $ 9,144.80
9/03              $14,662.24                         $12,487.81
9/04              $17,296.66                         $14,831.73
9/05              $20,948.01                         $17,486.27
9/06              $22,442.39                         $19,219.32
3/07              $24,963.88                         $21,336.70

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2007
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 08/03/98)
--------------------------------------------------------------------------------
                        SIX      ONE    FIVE    SINCE        ENDING VALUE OF A
                       MONTHS   YEAR    YEAR   INCEPTION  $10,000 INVESTMENT (a)
--------------------------------------------------------------------------------
Small-Cap Equity Fund   11.24%  4.20%   8.94%    11.14%           $24,964
--------------------------------------------------------------------------------
Russell 2000 Index      11.02%  5.90%  10.95%     9.14%*          $21,337
--------------------------------------------------------------------------------

SERVICE CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                       Small-Cap Equity Fund                Russell 2000 Index
9/05                        $10,000.00                          $10,000.00
12/05                       $10,124.15                          $10,113.63
3/06                        $11,423.54                          $11,522.30
6/06                        $10,652.24                          $10,943.20
9/06                        $10,686.99                          $10,991.09
12/06                       $11,474.64                          $11,970.85
3/07                        $11,870.83                          $12,201.98

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2007
--------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 09/30/05)
--------------------------------------------------------------------------------
                        SIX     ONE   THREE    SINCE      ENDING VALUE OF A
                       MONTHS  YEAR    YEAR  INCEPTION  $10,000 INVESTMENT(a)
--------------------------------------------------------------------------------
Small-Cap Equity Fund   11.08% 3.92%    N/A    12.12%          $11,871
--------------------------------------------------------------------------------
Russell 2000 Index      11.02% 5.90%  11.98%   14.19%*         $12,202
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing at Small-Cap Equity Fund least 80% of its net assets in equity securities of small-cap companies under normal Russell 2000 Index circumstances. The Fund invests primarily in small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.

SECTOR ALLOCATION AS OF MARCH 31, 2007
--------------------------------------------------------------------------------

Portfolio Composition as a % of the Market Value of $920,188 (in thousands) as of March 31, 2007

[PIE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

Short-Term                                               22.4%
Industrials                                              19.8%
Financials                                               15.3%
Consumer Discretionary                                   13.6%
Information Technology                                   10.6%
Healthcare                                                8.5%
Energy                                                    3.2%
Materials                                                 3.1%
Consumer Staples                                          2.4%
Utilities                                                 1.1%

TEN LARGEST HOLDINGS AS OF MARCH 31, 2007
as a % of Market Value
--------------------------------------------------------------------------------
DRS Technologies, Inc.                                                    2.40%
--------------------------------------------------------------------------------
Varian, Inc.                                                              2.04%
--------------------------------------------------------------------------------
Harsco Corp.                                                              2.01%
--------------------------------------------------------------------------------
Oil States International, Inc.                                            1.94%
--------------------------------------------------------------------------------
Hilb Rogal & Hobbs Co.                                                    1.87%
--------------------------------------------------------------------------------
HCC Insurance Holdings, Inc.                                              1.84%
--------------------------------------------------------------------------------
Oshkosh Truck Corp.                                                       1.79%
--------------------------------------------------------------------------------
Commercial Metals Co.                                                     1.77%
--------------------------------------------------------------------------------
Parametric Technology Corp.                                               1.76%
--------------------------------------------------------------------------------
Interactive Data Corp.                                                    1.73%
--------------------------------------------------------------------------------

* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

SMALL-CAP EQUITY FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 NUMBER
                                              OF SHARES               VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 96.6%+
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 17.0%

Aaron Rents, Inc.                               357,700       $   9,457,588
Aeropostale, Inc.                               349,500          14,060,385(a)
American Eagle Outfitters                       124,400           3,730,756(j)
Arbitron, Inc.                                  312,200          14,657,790(j)
Bright Horizons Family
   Solutions, Inc.                              265,100          10,007,525(a)
CBRL Group, Inc.                                137,800           6,380,140(j)
Finish Line (Class A)                           187,600           2,363,760(j)
Interactive Data Corp.                          642,500          15,901,875
Jarden Corp.                                    260,100           9,961,830(a,j)
LKQ Corp.                                       284,400           6,216,984(a,j)
Pool Corp.                                      268,500           9,612,300(j)
RARE Hospitality International, Inc.             91,400           2,750,226(a)
The Talbots, Inc.                               207,400           4,898,788(j)
Timberland Co. (Class A)                        154,500           4,021,635(a,j)
Triarc Companies, Inc. (Class A)                182,500           3,418,225(j)
Triarc Companies, Inc. (Class B)                469,400           8,068,986(j)
                                                                125,508,793

CONSUMER STAPLES -- 3.0%

Central European
   Distribution Corp.                           385,250          11,214,628(a,j)
Smithfield Foods, Inc.                          360,000          10,782,000(a,j)
                                                                 21,996,628

ENERGY -- 4.0%

Dril-Quip Inc.                                  218,900           9,473,992(a,j)
Oil States International, Inc.                  556,500          17,858,085(a)
St. Mary Land & Exploration Co.                  57,300           2,101,764(j)
                                                                 29,433,841

FINANCIALS -- 19.0%

BioMed Realty Trust, Inc. (REIT)                595,200          15,653,760
Cullen/Frost Bankers, Inc.                      108,100           5,656,873
DCT Industrial Trust, Inc. (REIT)               517,400           6,120,842
Federal Realty Investment
   Trust (REIT)                                  78,519           7,115,392
GFI Group, Inc.                                 119,400           8,115,618(a,j)
Global Cash Access Holdings, Inc.               676,300          11,287,447(a,j)
HCC Insurance Holdings, Inc.                    548,950          16,907,660
Hilb Rogal & Hobbs Co.                          350,100          17,172,405(j)
Jones Lang LaSalle Inc.                          29,000           3,024,120
Omega Healthcare
   Investors, Inc. (REIT)                       885,700          15,189,755
Raymond James Financial, Inc.                   452,875          13,477,560

--------------------------------------------------------------------------------
                                                 NUMBER
                                              OF SHARES               VALUE
--------------------------------------------------------------------------------

Sandy Spring Bancorp, Inc.                      146,000       $   5,057,440(j)
Sterling Bancorp                                193,077           3,494,694(j)
Webster Financial Corp.                         148,300           7,119,883
Westamerica Bancorporation                      102,000           4,913,340(j)
                                                                140,306,789
HEALTHCARE -- 10.5%

AMN Healthcare Services, Inc.                   302,000           6,831,240(a,j)
Computer Programs and
   Systems, Inc.                                295,400           7,922,628(j)
Cubist Pharmaceuticals, Inc.                     91,700           2,023,819(a,j)
HMS Holdings Corp.                               66,400           1,454,160(a,j)
Immunicon Corp.                                 442,600           1,301,244(a,j)
KV Pharmaceutical Co. (Class A)                 556,200          13,754,826(a,j)
Medical Action Industries Inc.                  311,350           7,441,265(a)
Molina Healthcare, Inc.                         211,800           6,478,962(a,j)
Salix Pharmaceuticals Ltd.                      416,000           5,241,600(a,j)
Thoratec Corp.                                  329,500           6,886,550(a,j)
Varian, Inc.                                    321,600          18,736,416(a)
                                                                 78,072,710

INDUSTRIALS -- 24.6%

Applied Industrial
   Technologies, Inc.                            89,000           2,184,060
Baldor Electric Co.                             194,900           7,355,526
Comfort Systems USA, Inc.                       790,900           9,474,982
DRS Technologies, Inc.                          422,600          22,047,042(j)
EDO Corp.                                       126,000           3,301,200(j)
Genesee & Wyoming Inc.
   (Class A)                                    511,148          13,601,648(a,j)
Harsco Corp.                                    411,500          18,459,890
Herman Miller Inc.                              456,300          15,281,487(j)
Matthews International
   Corp. (Class A)                              233,700           9,511,590(j)
Mueller Industries, Inc.                        301,600           9,078,160
NCI Building Systems, Inc.                      193,400           9,232,916(a,j)
Old Dominion Freight Line                       298,600           8,602,666(a)
Oshkosh Truck Corp.                             311,200          16,493,600(j)
Quanta Services, Inc.                           353,500           8,915,270(a,j)
Teledyne Technologies Inc.                      352,900          13,212,576(a)
Woodward Governor Co.                           374,500          15,418,165(j)
                                                                182,170,778

INFORMATION TECHNOLOGY -- 13.2%

Blackbaud, Inc.                                 345,200           8,429,784
CommScope, Inc.                                 277,000          11,883,300(a,j)
Micros Systems, Inc.                            288,300          15,565,317(a,j)
Mobility Electronics, Inc.                      626,200           1,947,482(a,j)
MoneyGram International, Inc.                   406,800          11,292,768(j)
Parametric Technology Corp.                     849,080          16,208,937(a,j)
Photon Dynamics, Inc.                           315,100           3,973,411(a,j)
Rudolph Technologies, Inc.                      669,700          11,679,568(a,j)
Semtech Corp.                                   409,900           5,525,452(a)
SRA International, Inc. (Class A)                81,600           1,987,776(a,j)

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

SMALL-CAP EQUITY FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 NUMBER
                                              OF SHARES               VALUE
--------------------------------------------------------------------------------

Transaction Systems
   Architects Inc. (Class A)                    136,700       $   4,427,713(a,j)
Zebra Technologies Corp. (Class A)              117,900           4,552,119(a,j)
                                                                 97,473,627
MATERIALS -- 3.9%

Commercial Metals Co.                           519,100          16,273,785
Packaging Corporation
   of America                                   403,000           9,833,200
Pioneer Drilling Co.                            217,600           2,761,344(a,j)
                                                                 28,868,329
UTILITIES -- 1.4%

IDACORP, Inc.                                   312,000          10,558,080(j)

TOTAL COMMON STOCK
   (COST $675,713,014)                                          714,389,575

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 27.9%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 3.0%

GEI Short Term Investment Fund
5.53%                                        22,015,382          22,015,382(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 24.9%

State Street Navigator Securities
   Lending Prime Portfolio
5.35%                                       183,783,310         183,783,310(d,e)
TOTAL SHORT-TERM INVESTMENTS
   (COST $205,798,692)                                          205,798,692

TOTAL INVESTMENTS
   (COST $881,511,706)                                          920,188,267

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET -- (24.5)%                                      (180,897,442)
                                                              -------------

NET ASSETS -- 100.0%                                          $ 739,290,825
                                                              =============

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

International Equity Fund
--------------------------------------------------------------------------------

THE INTERNATIONAL EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES BRIAN HOPKINSON, RALPH R. LAYMAN, PAUL NESTRO, JONATHAN L. PASSMORE, MICHAEL J. SOLECKI AND MAKOTO SUMINO. AS LEAD PORTFOLIO MANAGER FOR THE FUND, MR. LAYMAN OVERSEES THE ENTIRE TEAM AND ASSIGNS A PORTION OF THE FUND TO EACH MANAGER, INCLUDING HIMSELF. EACH PORTFOLIO MANAGER IS LIMITED TO THE MANAGEMENT OF HIS OR HER PORTION OF THE FUND, THE SIZE OF THE PORTION, WHICH MR. LAYMAN DETERMINES ON AN ANNUAL BASIS. THE PORTFOLIO MANAGERS DO NOT OPERATE INDEPENDENTLY OF EACH OTHER, RATHER, THE TEAM OPERATES COLLABORATIVELY, COMMUNICATING PURCHASES OR SALES OF SECURITIES ON BEHALF OF THE FUND. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 108.

Q. HOW DID THE GE INSTITUTIONAL INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2007?

A. For the six-month period ended March 31, 2007, the GE Institutional International Equity Fund returned 15.39% for the Investment Class shares and 15.30% for the Service Class shares. The MSCI EAFE Index, the Fund's benchmark, returned 14.85% and the Fund's Lipper peer group of 213 international Large-Cap Core Funds returned an average of 13.78% for the same period.

Q.    WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. Strong cash generation in the Fund's holdings, helped by global demand, low interest rates, resurgent growth in hitherto lagging economies (Japan and Europe) and a strong M&A environment taking advantage of equity valuations that look attractive compared to debt. Volatility, however, in commodity and stock prices remained a feature of the markets, largely based on concerns about liquidity.

Q.    WHAT DOMESTIC OR WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS?

A. The booming economies of China and India have encouraged local authorities to raise rates and reserve requirements in a bid to avoid inflation. In the G7 economies, several central banks have similarly raised rates. Mounting losses in the sub-prime mortgage markets in the US have raised concerns about contagion elsewhere in the banking system, at home and abroad. Tensions in the Middle East continued to dictate short-term price movements in oil and gas prices.

Q.    WHICH STOCKS AND SECTORS SIGNIFICANTLY AFFECTED FUND PERFORMANCE?

A. Positive contributions came from holdings in energy, materials (mining stocks and chemicals), financials (real estate) and telecom services (in developing markets). Of particular note were CVRD (Brazil) and Potash Corp (Canada) in the materials sector and Mitsubishi Estates (Japan) and Capitaland (Singapore) in real estate.

      Some negative contribution came from holdings in IT and consumer stocks, notably Nidec Corp (Japan - hard disc drive motors) and Samsung Electronics (Korea).

[PHOTO OMITTED]

PICTURED TO THE LEFT:
RALPH R. LAYMAN

--------------------------------------------------------------------------------
                                                                             Q&A

Q.    DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE? WHY?

A. Bank stocks were trimmed for valuation reasons and reinvested in Asian and Japanese real estate maintaining a small underweight. Energy and energy-related stocks were trimmed for similar reason with agricultural chemicals and uranium as a target for new investment. Exposure to the telecom sector increased with global cellular plays as a focus and positions were increased in the underweight consumer sector, specifically German retail and Asian autos.

Q.    WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PERIOD, AND WHY?

A. Several stocks were eliminated during the period including Tenaris (Argentina), a manufacturer of seamless steel pipes for the oil industry; and ICICI Bank (India) for valuation reasons. Major trims also occurred in two French banks, Credit Agricole and BNP Paribas.

      New positions in the Fund included Syngenta (Switzerland), agricultural chemicals; Sumitomo Realty (Japan); and Paladin Resources (Australia), a uranium mining concern. The position in cellular giant, Vodafone (UK), was added during the period as it shifted its focus from the ultra-competitive developed markets to a more emerging market growth model.

International Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2006 - MARCH 31, 2007
---------------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE      ACCOUNT VALUE AT THE       EXPENSES PAID
                        BEGINNING OF THE PERIOD ($)  END OF THE PERIOD ($)  DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------
   Investment Class             1,000.00                   1,153.94                  3.05
   Service Class                1,000.00                   1,152.98                  4.41
---------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------
   Investment Class             1,000.00                   1,021.90                  2.82
   Service Class                1,000.00                   1,020.68                  4.08
---------------------------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.56% FOR INVESTMENT CLASS AND 0.81% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

**    ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2007 WERE AS
      FOLLOWS: 15.39% FOR INVESTMENT CLASS SHARES, AND 15.30% FOR SERVICE CLASS SHARES.

International Equity Fund                                            (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                                International
                                 Equity Fund                  MSCI EAFE Index
11/25/97                         $10,000.00                      $10,000.00
9/98                             $10,066.17                      $10,031.47
9/99                             $13,035.72                      $13,136.61
9/00                             $14,551.12                      $13,554.35
9/01                             $10,290.32                      $ 9,665.57
9/02                             $ 8,644.21                      $ 8,164.62
9/03                             $10,808.97                      $10,288.10
9/04                             $13,136.25                      $12,559.81
9/05                             $16,585.89                      $15,799.58
9/06                             $19,967.36                      $18,826.88
3/07                             $23,041.19                      $21,622.83

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2007
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 11/25/97)
--------------------------------------------------------------------------------
                        SIX      ONE    FIVE     SINCE      ENDING VALUE OF A
                      MONTHS    YEAR    YEAR   INCEPTION  $10,000 INVESTMENT (a)
--------------------------------------------------------------------------------
International
   Equity Fund         15.39%  17.41%  14.93%   9.34%            $23,041
--------------------------------------------------------------------------------
MSCI EAFE Index        14.85%  20.20%  15.78%   8.61%*           $21,623
--------------------------------------------------------------------------------

SERVICE CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                                International
                                 Equity Fund                  MSCI EAFE Index
1/3/01                           $10,000.00                      $10,000.00
9/01                             $ 7,343.89                      $ 7,327.60
3/02                             $ 8,180.19                      $ 7,878.46
9/02                             $ 6,144.04                      $ 6,189.71
3/03                             $ 5,908.57                      $ 6,047.93
9/03                             $ 7,667.61                      $ 7,799.55
3/04                             $ 9,231.93                      $ 9,527.81
9/04                             $ 9,295.78                      $ 9,521.76
3/05                             $10,581.21                      $10,962.29
9/05                             $11,716.89                      $11,977.88
3/06                             $13,838.51                      $13,638.08
9/06                             $14,062.61                      $14,272.92
3/07                             $16,213.88                      $16,392.57

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2007
--------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 01/03/01)
--------------------------------------------------------------------------------
                     SIX       ONE    FIVE     SINCE        ENDING VALUE OF A
                    MONTHS    YEAR    YEAR   INCEPTION    $10,000 INVESTMENT(a)
--------------------------------------------------------------------------------
International
   Equity Fund       15.30%  17.16%  14.66%    8.05%             $16,214
--------------------------------------------------------------------------------
MSCI EAFE Index      14.85%  20.20%  15.78%    8.23%*            $16,393
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in companies in developed and developing countries outside the United States.

REGIONAL ALLOCATION AS OF MARCH 31, 2007
--------------------------------------------------------------------------------

Portfolio Composition as a % of the Market Value of $2,267,223 (in thousands) as of March 31, 2007

[PIE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

Continental Europe                                          48.5%
Short-Term                                                  20.3%
Japan                                                       17.5%
Other Region                                                10.1%
Pacific Rim                                                  3.6%

TEN LARGEST HOLDINGS AS OF MARCH 31, 2007
as a % of Market Value
--------------------------------------------------------------------------------
Nomura Holdings, Inc.                                                      1.90%
--------------------------------------------------------------------------------
Roche Holding AG                                                           1.89%
--------------------------------------------------------------------------------
BHP Billiton PLC                                                           1.87%
--------------------------------------------------------------------------------
Mitsubishi Estate Company Ltd.                                             1.86%
--------------------------------------------------------------------------------
Royal Bank of Scotland Group, PLC                                          1.70%
--------------------------------------------------------------------------------
UniCredito Italiano S.p.A.                                                 1.65%
--------------------------------------------------------------------------------
Saipem S.p.A.                                                              1.65%
--------------------------------------------------------------------------------
Nestle S.A. (Regd.)                                                        1.62%
--------------------------------------------------------------------------------
Toyota Motor Corp.                                                         1.57%
--------------------------------------------------------------------------------
Cia Vale do Rio Doce ADR                                                   1.54%
--------------------------------------------------------------------------------

* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

INTERNATIONAL EQUITY FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 NUMBER
                                              OF SHARES               VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 95.3%+
--------------------------------------------------------------------------------

AUSTRALIA -- 0.9%

Brambles Ltd.                                   451,992        $  4,969,577(a)
Paladin Resources Ltd.                        1,504,237          11,823,871(a,j)
                                                                 16,793,448

BRAZIL -- 1.1%

Petroleo Brasileiro S.A. ADR                    228,327          20,401,017(a)

CANADA -- 2.6%

Canadian National Railway Co.                   444,972          19,640,250(j)
EnCana Corp.                                     52,959           2,680,887(j)
Potash Corp of Saskatchewan                     159,188          25,403,284
                                                                 47,724,421

CHINA -- 0.5%

China Petroleum & Chemical Corp.             11,760,000           9,947,673(j)

DENMARK -- 0.5%

Group 4 Securicor PLC                         2,249,445           8,800,708

EGYPT -- 0.6%

Orascom Construction Industries                 214,995          10,794,572

FINLAND -- 1.8%

Nokia OYJ                                     1,417,599          32,513,652

FRANCE -- 9.4%

Accor S.A.                                       72,581           6,911,924(j)
Alstom                                           53,531           6,922,696(a)
AXA S.A.                                        425,793          17,990,056(j)
BNP Paribas                                     303,611          31,600,634(h,j)
Carrefour S.A.                                   77,467           5,645,832(j)
Credit Agricole S.A.                            287,313          11,163,913(j)
Lagardere SCA (Regd.)                            38,486           2,952,935(j)
LVMH Moet Hennessy
   Louis Vuitton S.A.                           140,916          15,578,550(j)
Renault S.A.                                     14,136           1,647,441(j)
Sanofi-Aventis                                   55,235           4,786,548(j)
Suez S.A.                                       175,846           9,241,378(j)
Total S.A.                                      376,386          26,278,830(j)
Veolia Environnement                            353,296          26,176,345(j)
Vinci S.A.                                       51,207           7,908,412(j)
                                                                174,805,494

--------------------------------------------------------------------------------
                                                 NUMBER
                                              OF SHARES               VALUE
--------------------------------------------------------------------------------

GERMANY -- 6.7%

Allianz AG (Regd.)                               83,157        $ 17,014,846(j)
BASF AG                                          50,404           5,654,792
Bayer AG                                        247,799          15,780,392(j)
Deutsche Lufthansa AG (Regd.)                    33,478             905,991
E.ON AG                                         176,070          23,854,751(h,j)
Linde AG                                        165,323          17,748,626
Metro AG                                        149,642          10,559,379
RWE AG                                          132,413          13,958,156
Siemens AG (Regd.)                              179,912          19,163,982
                                                                124,640,915

GREECE -- 0.5%

Hellenic Telecommunications
   Organization S.A.                            330,868           9,020,109(a)

HONG KONG -- 1.6%

Hongkong Land Holdings Ltd.                   2,336,992          10,890,383
Jardine Matheson Holdings Ltd.                  358,431           7,562,894
Sun Hung Kai Properties Ltd.                  1,054,035          12,180,230
                                                                 30,633,507

INDIA -- 0.6%

ICICI Bank Ltd.                                 162,259           3,180,597
ICICI Bank Ltd. ADR                               9,580             352,065(j)
Larsen & Toubro Ltd.                            192,304           7,132,038
                                                                 10,664,700

ITALY -- 5.5%

Banca Intesa S.p.A.                           2,974,688          22,511,217(j)
ENI S.p.A.                                      159,983           5,187,740(j)
Saipem S.p.A.                                 1,288,193          37,382,170(j)
UniCredito Italiano S.p.A.                    3,944,657          37,412,884(j)
                                                                102,494,011

JAPAN -- 21.4%

Asahi Glass Company Ltd.                      1,108,035          15,568,326(j)
Bank of Yokohama Ltd.                         1,929,768          14,366,005(j)
Chiyoda Corp.                                   786,427          17,217,140(j)
East Japan Railway Co.                            2,871          22,321,220
Hoya Corp.                                      524,800          17,378,514(j)
Ibiden Company Ltd.                             150,200           7,772,365
Komatsu Ltd.                                    629,734          13,226,681(j)
Mitsubishi Estate Company Ltd.                1,289,857          42,276,067
Mitsubishi Heavy Industries Ltd.              1,108,000           7,150,506(j)
Mitsubishi UFJ Financial
   Group, Inc.                                    2,945          33,172,560
Mitsui Sumitomo Insurance
   Company Ltd.                                 909,000          11,386,077
Nidec Corp.                                     325,404          20,944,911(j)
Nomura Holdings, Inc.                         2,070,487          43,049,296(j)
Sekisui Chemical Company Ltd.                 1,671,954          13,296,335(j)

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

INTERNATIONAL EQUITY FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 NUMBER
                                              OF SHARES                 VALUE
--------------------------------------------------------------------------------

Seven & I Holdings Company Ltd.                 562,400          $ 17,099,437
Shiseido Company Ltd.                           856,000            17,362,863(j)
SMC Corp.                                        39,158             5,243,176
Sumitomo Realty & Development
   Company Ltd.                                 364,000            13,780,055(j)
Toray Industries Inc.                         3,986,992            28,769,148(j)
Toyota Motor Corp.                              555,165            35,498,588(j)
                                                                  396,879,270

MEXICO -- 0.7%

America Movil S.A. de C.V.
   ADR (Series L)                               288,593            13,791,859

NETHERLANDS -- 2.9%

ING Groep N.V.                                  462,435            19,482,805(j)
Koninklijke Philips Electronics N.V.            914,984            34,822,082(j)
                                                                   54,304,887

NORWAY -- 2.9%

Acergy S.A.                                     900,326            19,137,514(a)
Orkla ASA                                       107,672             7,558,436
Telenor ASA                                   1,504,989            26,627,810
                                                                   53,323,760

RUSSIA -- 0.4%

Mobile Telesystems OJSC ADR                     123,250             6,897,070

SINGAPORE -- 1.8%

CapitaLand Ltd.                               2,774,000            14,615,385
Singapore Telecommunications Ltd.             8,861,631            19,142,617
                                                                   33,758,002

SOUTH AFRICA -- 0.9%

MTN Group, Ltd.                               1,172,261            15,921,090

SOUTH KOREA -- 1.9%

Hyundai Motor Co.                                82,490             5,796,926
Kookmin Bank                                    155,605            13,962,430
Samsung Electronics
   Company Ltd.                                  24,440            14,628,663
                                                                   34,388,019

SPAIN -- 1.4%

Banco Santander Central
   Hispano S.A. (Regd.)                       1,420,430            25,261,165

SWEDEN -- 1.5%

Sandvik AB                                    1,104,587            19,522,069(j)
Telefonaktiebolaget LM
   Ericsson (Series B)                        2,471,474             9,053,018
                                                                   28,575,087

--------------------------------------------------------------------------------
                                                 NUMBER
                                              OF SHARES                 VALUE
--------------------------------------------------------------------------------

SWITZERLAND -- 11.1%

ABB Ltd. (Regd.)                              1,165,157          $ 19,851,954
Adecco S.A. (Regd.)                              99,010             6,257,062
Credit Suisse Group, (Regd.)                    421,485            30,106,071(h)
Holcim Ltd. (Regd.)                              88,719             8,844,284
Nestle S.A. (Regd.)                              94,704            36,712,539(h)
Novartis AG (Regd.)                             518,186            28,070,400
Roche Holding AG                                242,910            42,779,857
Swatch Group AG                                   8,901             2,342,272
Swiss Reinsurance                               150,089            13,646,690
Syngenta AG (Regd)                               88,206            16,798,734(a)
                                                                  205,409,863

TAIWAN -- 1.0%

Taiwan Semiconductor
   Manufacturing
   Company Ltd.                               8,809,574            18,075,972

UNITED KINGDOM -- 15.1%

BG Group, PLC                                   794,249            11,418,674
BHP Billiton PLC                              1,912,682            42,503,794(h)
Diageo PLC                                      994,476            20,080,545
GlaxoSmithKline PLC                             862,690            23,637,753(h)
Group 4 Securicor PLC                         1,886,968             7,439,018
Lloyds TSB Group, PLC                         1,103,327            12,118,456
National Grid PLC                               490,051             7,665,262
Persimmon PLC                                    66,938             1,845,921
Prudential PLC                                1,525,784            21,471,876
Reed Elsevier PLC                               861,215            10,261,548(h)
Rio Tinto PLC (Regd.)                           333,734            18,995,594
Royal Bank of Scotland
   Group, PLC                                   987,976            38,445,285
Smiths Group, PLC                               620,033            12,501,523(h)
Tesco PLC                                     2,389,956            20,824,394(h)
Vodafone Group, PLC                          11,659,070            30,985,480
                                                                  280,195,123

TOTAL COMMON STOCK
   (COST $1,413,722,663)                                        1,766,015,394

--------------------------------------------------------------------------------
PREFERRED STOCK -- 2.2%
--------------------------------------------------------------------------------

All America Latina Logistica S.A.               438,000             5,347,625
Cia Vale do Rio Doce ADR                      1,118,998            35,002,257

TOTAL PREFERRED STOCK
   (COST $28,494,156)                                              40,349,882

TOTAL INVESTMENTS IN SECURITIES
   (COST $1,442,216,819)                                        1,806,365,276

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

INTERNATIONAL EQUITY FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 NUMBER
                                              OF SHARES               VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 24.8%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.5%

GEI Short Term Investment Fund
5.53%                                        27,798,584      $   27,798,584(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 23.3%

State Street Navigator Securities
   Lending Prime Portfolio
5.35%                                       433,058,665         433,058,665(d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $460,857,249)                                          460,857,249

TOTAL INVESTMENTS
   (COST $1,903,074,068)                                      2,267,222,525

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET -- (22.3)%                                      (413,936,705)
                                                             --------------

NET ASSETS -- 100.0%                                         $1,853,285,820
                                                             ==============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Institutional International Equity had the following long futures contracts open at March 31, 2007 (unaudited):

                                     NUMBER        CURRENT         UNREALIZED
                   EXPIRATION          OF          NOTIONAL      APPRECIATION/
DESCRIPTION           DATE         CONTRACTS        VALUE        (DEPRECIATION)
-------------------------------------------------------------------------------
DJ EURO Stoxx
   50 Index
   Futures         June 2007           16         $ 875,364      $        3,456
FTSE 100 Index
   Futures         June 2007            3           372,225                (834)
Topix Index
   Futures         June 2007            3           436,121               1,524
                                                                 --------------
                                                                 $        4,146
                                                                 ==============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The GE Institutional International Equity was invested in the following sectors at March 31, 2007 (unaudited):

                                                           PERCENTAGE (BASED ON
SECTOR                                                         MARKET VALUE)
--------------------------------------------------------------------------------
Financials                                                        22.89%
Short-Term                                                        20.33%
Industrials                                                       10.83%
Materials                                                          9.50%
Energy                                                             6.36%
Consumer Discretionary                                             5.77%
Consumer Staples                                                   5.66%
Telecommunication Services                                         5.40%
Information Technology                                             5.31%
Healthcare                                                         4.38%
Utilities                                                          3.57%
                                                                 ------
                                                                 100.00%
                                                                 ======

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

Premier Growth Equity Fund
--------------------------------------------------------------------------------
                                                                             Q&A

THE PREMIER GROWTH EQUITY FUND IS MANAGED BY DAVID B. CARLSON. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 108.

Q. HOW DID THE GE INSTITUTIONAL PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2007?

A. For the six-month period ended March 31, 2007, the GE Institutional Premier Growth Equity Fund returned 5.24% for the Investment Class shares and 5.10% for the Service Class shares. The S&P 500 Index, the Fund's benchmark, returned 7.38% for the same period and the Lipper peer group of 740 Large-Cap Growth Funds returned an average of 6.38% for the same period

Q.    WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The period began with broad-based strength in U.S. equities. From October 2006 through mid-February 2007, the S&P 500 enjoyed a robust +10% climb. While the specter of slowing economic growth lingered in the background, stocks rallied due to strong current profit growth, an abundance of deal-making, cooling inflation worries and a pause in Fed tightening. However, tumult in the global stock markets took investors on a wild ride during the last week in February, dampening U.S. equity market exuberance. Driven by a Chinese equity market sell-off, rising sub-prime mortgage defaults and mixed U.S. economic data, the S&P 500 retreated -3.5% on February 27. The day's pullback marked the worst point-loss for the S&P 500 since its plunge on the first day of trading after the September 11 attacks. Despite this dislocation, the S&P 500 ended the six-month period up +7.4% and the Dow Jones Industrial Average posted a +7.0% total return.

      While all S&P 500 sectors posted gains during the period, materials (+21.4), utilities (+19.3%), telecom (+17.0%) and energy (+13.6%) led with double-digit returns. Health care (+2.5%), financials (+4.0%) and information technology (+5.1%) lagged. Given the sector leadership of more value-oriented sectors, the Russell 1000 Value (+9.4%) solidly outperformed the Russell 1000 Growth (+7.2%). Record levels of M&A activity and abundant liquidity favored small-cap, lower quality companies above large-cap, high quality stocks, which led to outperformance for the Russell 2000 index (+11.0%).

Q.    WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. As a growth oriented Fund, the overweights in technology and healthcare negatively impacted performance in the period. The portfolio had no holdings in utilities or telecom. The energy weight is modest at 6% of the Fund.

      Looking at individual stocks, CB Richard Ellis was a strong performer with a +39% return in the period. Media stocks did well, and holdings in Liberty Capital and Liberty Global were up +32% and +22%, respectively. Other notable gainers were Zimmer Holdings (+27%) and Yahoo (+24%).

      On the downside, Molex, an electrical connector company declined -24% in the period, following a period of strong performance in 2005 and early 2006. We continue to like its long-term growth prospects.

[PHOTO OMITTED]

PICTURED TO THE LEFT:
DAVID B. CARLSON

Premier Growth Equity Fund
--------------------------------------------------------------------------------
                                                                             Q&A

      Also declining in the period was SLM Corp. with a drop of -20%. However, SLM received a possible buyout bid of $60 a share following the period-end, which compares to a closing price of $40.90 at March 31, 2007. Other notable laggards in the period were Amgen, (-22%) and Intuit, (-15%). We continue to hold positions in both for their long-term growth prospects.

Q.    WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. There were no significant changes in the Fund's portfolio during the period. We had a swap in the retail sector from Home Depot to Lowes. We initiated a position in PepsiCo and eliminated First Data. We ended the period with 34 names in the portfolio. Technology stocks make up about 30% of the Fund, with consumer and healthcare at about 20% each.

      With economic growth slowing, the forecast for corporate profits has slowed significantly. This change in the macro environment may lead to a change in stock market leadership where the more cyclically tied companies cool off, and the steady growers start to outperform. Our stock selection continues to be focused on industry leaders, with financial strength and above average long-term growth prospects. We believe these characteristics will lead to strong performance over the long term.

Premier Growth Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2006 - MARCH 31, 2007
---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                   EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
   Investment Class                  1,000.00                           1,052.36                             1.93
   Service Class                     1,000.00                           1,051.01                             3.23
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
   Investment Class                  1,000.00                           1,022.82                             1.87
   Service Class                     1,000.00                           1,021.61                             3.13
---------------------------------------------------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.37% FOR INVESTMENT CLASS AND 0.62% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

**    ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2007 WERE AS
      FOLLOWS: 5.24% FOR INVESTMENT CLASS SHARES, AND 5.10% FOR SERVICE CLASS SHARES.

Premier Growth Equity Fund                                           (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                                           Premier Growth
                                             Equity Fund         S&P 500 Index
10/29/99                                     $10,000.00           $10,000.00
3/00                                         $12,103.05           $11,069.14
9/00                                         $11,462.36           $10,647.30
3/01                                         $10,050.64           $ 8,650.25
9/01                                         $ 8,759.44           $ 7,808.89
3/02                                         $10,258.26           $ 8,668.03
9/02                                         $ 7,405.86           $ 6,208.85
3/03                                         $ 7,782.05           $ 6,522.01
9/03                                         $ 9,384.24           $ 7,726.29
3/04                                         $10,304.04           $ 8,813.98
9/04                                         $10,021.89           $ 8,798.16
3/05                                         $10,546.71           $ 9,403.77
9/05                                         $11,020.84           $ 9,876.06
3/06                                         $11,623.45           $10,506.80
9/06                                         $11,623.45           $10,942.25
3/07                                         $12,232.08           $11,750.15

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2007
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 10/29/99)
--------------------------------------------------------------------------------
                        SIX      ONE   FIVE     SINCE       ENDING VALUE OF A
                       MONTHS   YEAR   YEAR   INCEPTION  $10,000 INVESTMENT (a)
--------------------------------------------------------------------------------
Premier Growth
   Equity Fund          5.24%   5.24%  3.58%    2.75%            $12,232
--------------------------------------------------------------------------------
S&P 500 Index           7.38%  11.83%  6.27%    2.20%*           $11,750
--------------------------------------------------------------------------------

SERVICE CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                                           Premier Growth
                                            Equity Fund         S&P 500 Index
1/3/01                                       $10,000.00           $10,000.00
3/01                                         $ 9,400.97           $ 8,815.97
9/01                                         $ 8,173.91           $ 7,958.49
3/02                                         $ 9,564.32           $ 8,834.09
9/02                                         $ 6,892.50           $ 6,327.80
3/03                                         $ 7,234.48           $ 6,646.95
9/03                                         $ 8,716.24           $ 7,874.30
3/04                                         $ 9,561.82           $ 8,982.83
9/04                                         $ 9,290.01           $ 8,966.71
3/05                                         $ 9,754.97           $ 9,583.92
9/05                                         $10,185.05           $10,065.26
3/06                                         $10,728.57           $10,708.07
9/06                                         $10,718.75           $11,151.87
3/07                                         $11,265.53           $11,975.25

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2007
--------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 01/03/01)
--------------------------------------------------------------------------------

                        SIX      ONE   FIVE     SINCE       ENDING VALUE OF A
                       MONTHS   YEAR   YEAR   INCEPTION  $10,000 INVESTMENT (a)
--------------------------------------------------------------------------------
Premier Growth
   Equity Fund          5.10%   5.01%  3.33%    1.93%            $11,266
--------------------------------------------------------------------------------
S&P 500 Index           7.38%  11.83%  6.27%    2.93%*           $11,975
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in a limited number of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential. In recent periods, the Fund has tended to emphasize larger companies.

SECTOR ALLOCATION AS OF MARCH 31, 2007
--------------------------------------------------------------------------------

Portfolio Composition as a % of the Market Value of $604,794
(in thousands) as of March 31, 2007

[PIE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

Information Technology                              31.4%
Consumer Discretionary                              20.0%
Healthcare                                          17.4%
Financials                                          13.2%
Energy                                               6.1%
Industrials                                          3.8%
Short-Term                                           3.2%
Materials                                            3.1%
Consumer Staples                                     1.8%

TEN LARGEST HOLDINGS AS OF MARCH 31, 2007
as a % of Market Value
--------------------------------------------------------------------------------
State Street Corp.                                                         4.08%
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                        3.85%
--------------------------------------------------------------------------------
Dover Corp.                                                                3.75%
--------------------------------------------------------------------------------
Bed Bath & Beyond, Inc.                                                    3.69%
--------------------------------------------------------------------------------
Schlumberger Ltd.                                                          3.59%
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                                                   3.56%
--------------------------------------------------------------------------------
Yahoo! Inc.                                                                3.55%
--------------------------------------------------------------------------------
Zimmer Holdings, Inc.                                                      3.55%
--------------------------------------------------------------------------------
Liberty Global, Inc. (Series C)                                            3.48%
--------------------------------------------------------------------------------
Medtronic Inc.                                                             3.44%
--------------------------------------------------------------------------------

* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PREMIER GROWTH EQUITY FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 NUMBER
                                              OF SHARES               VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 97.5%+
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 20.1%

Bed Bath & Beyond, Inc.                         555,173       $  22,301,299(a)
Carnival Corp.                                  409,075          19,169,254
Comcast Corp. (Class A)                         734,143          18,698,622(a)
Liberty Global, Inc. (Series C)                 686,661          21,039,293(a)
Liberty Media Holding Corp -
   Capital (Series A)                           153,403          16,964,838(a)
Liberty Media Holding Corp -
   Interactive (Series A)                       569,781          13,572,183(a)
Lowe's Companies, Inc.                          292,200           9,201,378
                                                                120,946,867

CONSUMER STAPLES -- 1.9%

PepsiCo, Inc.                                   175,318          11,143,212

ENERGY -- 6.1%

Schlumberger Ltd.                               314,111          21,705,070
Transocean Inc.                                 185,545          15,159,026(a)
                                                                 36,864,096

FINANCIALS -- 13.3%

AFLAC Incorporated                              321,415          15,125,790(h)
CB Richard Ellis Group, Inc.
   (Class A)                                    430,990          14,731,238(a)
Federal National Mortgage Assoc.                175,318           9,568,856
SLM Corp.                                       379,855          15,536,070
State Street Corp.                              381,316          24,690,211(e)
                                                                 79,652,165

HEALTHCARE -- 17.5%

Amgen, Inc.                                     328,721          18,368,930(a)
Johnson & Johnson                               146,098           8,803,866
Lincare Holdings Inc.                           387,160          14,189,414(a)
Medtronic Inc.                                  423,684          20,785,937
UnitedHealth Group, Inc.                        406,153          21,513,924
Zimmer Holdings, Inc.                           251,289          21,462,594(a,j)
                                                                105,124,665

INDUSTRIALS -- 3.8%

Dover Corp.                                     464,592          22,676,736

INFORMATION TECHNOLOGY -- 31.7%

Analog Devices, Inc.                            277,586           9,573,941
Cisco Systems, Inc.                             913,113          23,311,775(a,h)
eBay, Inc.                                      438,294          14,529,446(a)

--------------------------------------------------------------------------------
                                                 NUMBER
                                              OF SHARES               VALUE
--------------------------------------------------------------------------------

Intuit Inc.                                     665,015       $  18,194,810(a,j)
Linear Technology Corp.                         271,742           8,584,330(j)
Microsoft Corp.                                 591,697          16,490,595
Molex, Inc. (Class A)                           767,015          19,091,003
Paychex, Inc.                                   533,258          20,194,481
QUALCOMM, Inc.                                  452,904          19,320,885
Western Union Co.                               883,894          19,401,473
Yahoo! Inc.                                     686,661          21,485,623(a)
                                                                190,178,362

MATERIALS -- 3.1%

Monsanto Co.                                    343,330          18,869,417

TOTAL INVESTMENTS IN SECURITIES
   (COST $526,896,138)                                          585,455,520

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.2%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.6%

GEI Short Term Investment Fund
5.53%                                        15,591,291          15,591,291(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 0.6%

State Street Navigator Securities
   Lending Prime Portfolio
5.35%                                         3,747,495           3,747,495(d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $19,338,786)                                            19,338,786

TOTAL INVESTMENTS
   (COST $546,234,924)                                          604,794,306

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET -- (0.7)%                                         (4,248,799)
                                                              -------------

NET ASSETS -- 100.0%                                          $ 600,545,507
                                                              =============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Institutional Premier Growth Equity Fund had the following long futures contracts open at March 31, 2007 (unaudited):

                                      NUMBER          CURRENT
                   EXPIRATION           OF            NOTIONAL       UNREALIZED
DESCRIPTION           DATE          CONTRACTS          VALUE        APPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index
  Futures           June 2007           7           $ 2,504,600     $     65,347

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

Strategic Investment Fund
--------------------------------------------------------------------------------

THE STRATEGIC INVESTMENT FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES CHRISTOPHER D. BROWN*, PAUL M. COLONNA, RALPH R. LAYMAN, JUDITH A. STUDER, AND DIANE M. WEHNER. THE TEAM IS LED BY MS. STUDER WHO, AS LEAD MEMBER OF THE ASSET ALLOCATION COMMITTEE, IS VESTED WITH OVERSIGHT AUTHORITY FOR DETERMINING ASSET ALLOCATIONS FOR THE FUND.

EACH OF THE FOREGOING PORTFOLIO MANAGERS IS RESPONSIBLE FOR MANAGING ONE OF FOUR SUB-PORTFOLIOS: U.S. EQUITY, U.S. MID-CAP EQUITY, INTERNATIONAL EQUITY, AND FIXED INCOME. MR. BROWN MANAGES THE U.S. EQUITY SUB-PORTFOLIO, MS. WEHNER MANAGES THE U.S. MID-CAP EQUITY SUB-PORTFOLIO, MR. LAYMAN MANAGES THE INTERNATIONAL EQUITY SUB-PORTFOLIO, AND MR. COLONNA MANAGES THE FIXED INCOME SUB-PORTFOLIO, EACH WITH A TEAM OF PORTFOLIO MANAGERS AND ANALYSTS. THE SUB-PORTFOLIOS UNDERLYING THE FUND ARE MANAGED INDEPENDENTLY OF EACH OTHER AND THE PORTFOLIO MANAGERS HAVE FULL DISCRETION OVER THEIR PARTICULAR SUB-PORTFOLIO. HOWEVER, THE PORTFOLIO MANAGEMENT TEAM IS COLLABORATIVE TO ENSURE STRICT ADHERENCE TO THE FUND'S OBJECTIVES. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 108.

Q. HOW DID THE GE INSTITUTIONAL STRATEGIC INVESTMENT FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2007?

A. For the six-month period ended March 31, 2007, the GE Institutional Strategic Investment Fund returned 7.98% for Investment Class shares and 7.92% for Service Class shares. The Fund's broad based benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned 7.38% and 2.76%, respectively. The Fund's Lipper peer group of 640 Mixed-Asset Target Allocation Growth Funds returned an average of 7.01% for the same period.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE AND WHAT MARKET CONDITIONS IMPACTED THE PERFORMANCE OF THE FUND?

A. The outperformance of the GE Institutional Strategic Investment Fund for the six-month period ended March 31, 2007 was primarily driven by the Fund's overweight position in international equities and underweight position in fixed income.

      Over the six-month period, the Fund benefited from the Tactical Asset Allocation Committee's decision to overweight equities and underweight fixed income. The U.S. equity allocation within the Fund underperformed against its benchmark, primarily driven by the healthcare sector and underweights in materials and telecommunications, two of the period's top performing areas. This was partially offset by strength in the industrials, utilities and consumer discretionary sectors of the Fund's holdings. Within healthcare, Amgen suffered price contraction amid off-label use of its anemia drugs, and pulling Vectabix from a cancer study. Nevertheless, we continue to remain overweight in Amgen given its strong product pipeline. Within telecommunications, AT&T (+23.6%) returned stellar results but detracted from performance due to underweight versus the benchmark. Our AT&T underweight is due to our continued believe that cable companies will ultimately be more successful in taking market share from phone companies as digital media expands. Finally within consumer staples, PepsiCo further detracted from performance. However given PepsiCo's history of consistent

* EFFECTIVE MAY 18, 2007, THOMAS R. LINCOLN REPLACED MR. BROWN AS ONE OF THE PORTFOLIO MANAGERS FOR THE FUND.

[PHOTO OMITTED]

PICTURED TO THE RIGHT:
JUDITH A. STUDER

--------------------------------------------------------------------------------
                                                                             Q&A

      double-digit earnings growth, we are comfortable with this high quality consumer staples company. Within industrials, the Fund's core holdings benefited from strong secular growth trends, i.e. Eaton's (+22.7%), Deere (+30.6%), ABB (+30.4%) and Constellation Energy Group (+48.5%) as well as our media holdings such as standouts Liberty Media-Capital (+32.3%), Liberty Global (+22.3%) and Cablevision Systems (+29.0%).

      The international equity allocation within the Fund produced very strong returns for the six-month period ending March 31, 2007, coming in right with the MSCI EAFE Index at 14.85% for the same period. Additionally, the Fund benefited from the Tactical Asset Allocation Committee's decision to overweight international equities based on robust cash generation in the Fund's holdings, helped by global demand, low interest rates, resurgent growth in hitherto lagging economies (Japan and Europe) and a strong M&A environment taking advantage of equity valuations that look attractive compared to debt. Volatility, however, in commodity and stock prices remained a feature of the markets, largely based on concerns about liquidity. The booming economies of China and India have encouraged local authorities to raise both rates and reserve requirements in a bid to avoid inflation. In the G7 economies, several central banks have similarly raised rates. Mounting losses in the sub-prime mortgage markets in the US have raised concerns about contagion elsewhere in the banking system, at home and abroad. Tensions in the Middle East continued to dictate short-term price movements in oil and gas prices. Positive contributions came from holdings in energy, materials (mining stocks and chemicals), financials (real estate) and telecom services (in developing markets). Of particular note were CVRD (Brazil) and Potash Corp (Canada) in the materials sector and Mitsubishi Estates (Japan) and Capitaland (Singapore) in real estate. Some negative contribution came from holdings in IT and consumer stocks, notably Nidec Corp (Japan - hard disc drive motors) and Samsung Electronics (Korea).

      The fixed income allocation within the Fund outperformed its benchmark for the six-month period. Fund performance was most positively impacted by the exposure to high yield and emerging market bonds. These sectors each returned in excess of 6% versus a benchmark return of 2.8%. Duration positioning also added to Fund performance, especially in February as rates fell in a flight to quality set off by a large drop in Chinese equities. U.S. interest rates moved up and down within a 50 basis point range, mostly reacting to investor expectations around the Federal Reserve rate policy, but finished the six-month period ending March 31, 2007 little changed. The yield curve steepened between 2-year (down 10 bps) and 10-year notes (up 1 bp) to a positive slope of 7 bps after being negative since August 2006. The Federal Reserve left its target for fed funds unchanged at 5.25%, and raised investor hopes for rate cuts when the Federal Open Market Committee (FOMC) omitted the reference to "additional firming" in its March 20/21st statement. The market's interpretation of Fed neutrality was quieted when Chairman Bernanke later, in testimony to Congress, emphasized the committees main concern is still inflation. Non-investment grade sectors outperformed during the period with high yield returning nearly 7% and emerging markets returning 6.3%. Asset-backed securities backed by sub-prime collateral (2.4%) lagged other sectors other than treasuries, which returned 2.2%.

Strategic Investment Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2006 - MARCH 31, 2007
---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
   Investment Class                 1,000.00                           1,079.82                             1.89
   Service Class                    1,000.00                           1,079.21                             3.20
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
   Investment Class                 1,000.00                           1,022.87                             1.82
   Service Class                    1,000.00                           1,021.65                             3.07
---------------------------------------------------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.36% FOR INVESTMENT CLASS AND 0.61% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

**    ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2007 WERE AS
      FOLLOWS: 7.98% FOR INVESTMENT CLASS SHARES, AND 7.92% FOR SERVICE CLASS SHARES.

Strategic Investment Fund                                            (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                Strategic
             Investment Fund       S&P 500 Index   LB Aggregate Bond Index

10/29/99        $10,000.00           $10,000.00          $10,000.00
9/00            $11,023.71           $10,647.30          $10,659.73
9/01            $10,094.71           $ 7,808.89          $12,040.47
9/02            $ 9,304.65           $ 6,208.85          $13,075.52
9/03            $10,914.06           $ 7,726.29          $13,782.88
9/04            $11,800.40           $ 8,798.16          $14,289.82
9/05            $12,901.32           $ 9,876.06          $14,689.23
9/06            $14,240.51           $10,942.25          $15,228.40
3/07            $15,377.15           $11,750.15          $15,648.76

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2007
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 10/29/99)
--------------------------------------------------------------------------------
                            SIX     ONE   FIVE    SINCE    ENDING VALUE OF A
                           MONTHS   YEAR  YEAR  INCEPTION  $10,000 INVESTMENT(a)
--------------------------------------------------------------------------------
Strategic Investment Fund   7.98%  11.00% 7.16%   5.97%          $15,377
--------------------------------------------------------------------------------
S&P 500 Index               7.38%  11.83% 6.27%   2.20%*         $11,750
--------------------------------------------------------------------------------
LB Aggregate Bond Index     2.76%   6.59% 5.35%   6.22%*         $15,649
--------------------------------------------------------------------------------

SERVICE CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                Strategic
             Investment Fund       S&P 500 Index   LB Aggregate Bond Index

 9/05           $10,000.00           $10,000.00          $10,000.00
12/05           $10,263.42           $10,209.46          $10,059.48
 3/06           $10,722.70           $10,638.65          $ 9,994.42
 6/06           $10,553.98           $10,485.44          $ 9,986.79
 9/06           $11,003.89           $11,079.57          $10,367.05
12/06           $11,690.09           $11,821.78          $10,495.43
 3/07           $11,875.49           $11,897.61          $10,653.22

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2007
--------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 09/30/05)
--------------------------------------------------------------------------------
                           SIX     ONE   THREE    SINCE      ENDING VALUE OF A
                          MONTHS   YEAR   YEAR  INCEPTION  $10,000 INVESTMENT(a)
--------------------------------------------------------------------------------
Strategic Investment Fund  7.92%  10.75%   N/A   12.15%          $11,875
--------------------------------------------------------------------------------
S&P 500 Index              7.38%  11.83% 10.06%  12.28%*         $11,898
--------------------------------------------------------------------------------
LB Aggregate Bond Index    2.76%  6.59%   3.31%   4.31%*         $10,653
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A mutual fund designed for investors who seek to maximize total return by investing primarily in a combination of equity securities and investment grade debt securities.

SECTOR ALLOCATION AS OF MARCH 31, 2007
--------------------------------------------------------------------------------

Portfolio Composition as a % of the Market Value of $464,263 (in thousands) as of March 31, 2007

[PIE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

Domestic Equity                                   38.7%
Foreign Equity                                    24.8%
Bonds and Notes                                   20.7%
Short-Term & Others                               15.8%

TEN LARGEST HOLDINGS AS OF MARCH 31, 2007
as a % of Market Value
--------------------------------------------------------------------------------
U.S. Treasury Notes 4.63% 11/15/09 - 02/15/17                              2.51%
--------------------------------------------------------------------------------
U.S. Treasury Notes 4.75% 02/28/09 - 01/31/12                              2.24%
--------------------------------------------------------------------------------
Federal National Mortgage Assoc. 5.50%, TBA                                1.86%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                          1.54%
--------------------------------------------------------------------------------
American International Group, Inc.                                         1.27%
--------------------------------------------------------------------------------
PepsiCo, Inc.                                                              1.18%
--------------------------------------------------------------------------------
Wyeth                                                                      1.08%
--------------------------------------------------------------------------------
Microsoft Corp.                                                            1.06%
--------------------------------------------------------------------------------
Federal National Mortgage Assoc. 5.00%, TBA                                0.95%
--------------------------------------------------------------------------------
Oracle Corp.                                                               0.93%
--------------------------------------------------------------------------------

* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

STRATEGIC INVESTMENT FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          NUMBER
                                       OF SHARES          VALUE
--------------------------------------------------------------------------------

DOMESTIC EQUITY -- 43.8%+
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 5.9%

Bed Bath & Beyond, Inc.                   68,069  $   2,734,332(a,h)
Carnival Corp.                            50,614      2,371,772
Comcast Corp. (Class A)                  136,939      3,487,836(a,h)
Corinthian Colleges, Inc.                 18,961        260,714(a,j)
Dick's Sporting Goods, Inc.                2,933        170,877(a,j)
Global Cash Access Holdings, Inc.         31,124        519,460(a)
Home Depot, Inc.                          69,735      2,562,064(h)
Liberty Global, Inc. (Series C)           54,578      1,672,270(a,j)
Liberty Media Holding Corp -
   Capital (Series A)                     18,874      2,087,276(a)
Liberty Media Holding Corp -
   Interactive (Series A)                 22,493        535,783(a)
Life Time Fitness, Inc.                    9,679        497,597(a,j)
Omnicom Group, Inc.                       15,465      1,583,307
O'Reilly Automotive, Inc.                 15,831        524,006(a,j)
Pulte Homes, Inc.                          7,096        187,760(j)
Regal Entertainment
   Group, (Class A)                       17,030        338,386(j)
Sally Beauty Holdings, Inc.               13,674        125,664(a,j)
Staples, Inc.                             54,640      1,411,898
Starwood Hotels & Resorts
   Worldwide, Inc.                         5,330        345,650
Target Corp.                              12,652        749,758
The Cheesecake Factory                    14,810        394,686(a,j)
The E.W. Scripps Co. (Class A)             5,462        244,042(j)
Viacom Inc. (Class B)                     16,409        674,574(a)
                                                     23,479,712

CONSUMER STAPLES -- 4.2%

Alberto-Culver Co.                        12,975        296,868
Clorox Co.                                 6,482        412,839
Colgate-Palmolive Co.                     52,301      3,493,184(h)
Kimberly-Clark Corp.                       6,468        442,993
PepsiCo, Inc.                             86,045      5,469,020(h)
The Coca-Cola Co.                         87,169      4,184,112(h)
The Kroger Co.                             9,952        281,144
Wal-Mart Stores, Inc.                     43,023      2,019,930
Weight Watchers
   International Inc.                      6,432        296,451(j)
                                                     16,896,541

ENERGY -- 4.0%

Dresser-Rand Group, Inc.                  12,396        377,582(a,j)
EOG Resources, Inc.                       21,972      1,567,482
Exxon Mobil Corp.                         95,043      7,170,994(h)
GlobalSantaFe Corp.                        6,863        423,310
Halliburton Co.                           25,307        803,244

--------------------------------------------------------------------------------
                                          NUMBER
                                       OF SHARES          VALUE
--------------------------------------------------------------------------------

Hess Corp.                                 7,211   $    399,994
Peabody Energy Corp.                       7,376        296,810
Schlumberger Ltd.                         62,426      4,313,637(h)
Weatherford International Ltd.            11,758        530,286(a)
                                                     15,883,339

FINANCIALS -- 7.1%

Affiliated Managers Group, Inc.            3,680        398,728(a,j)
AFLAC Incorporated                        29,806      1,402,670(h)
Alleghany Corp.                              204         76,214(a,j)
American International
   Group, Inc.                            87,731      5,897,278(h)
Bank of America Corp.                     75,690      3,861,696(h)
Calamos Asset Management
   Inc. (Class A)                          2,386         53,256(j)
CB Richard Ellis Group, Inc.
   (Class A)                              25,248        862,977(a)
CVB Financial Corp.                       26,968        320,922(j)
Douglas Emmett, Inc. (REIT)               10,971        280,090
Everest Re Group, Ltd.                    23,416      2,251,917
Federal National Mortgage Assoc.          45,272      2,470,946(h)
Fortress Investment
   Group LLC (Class A)                    11,386        326,550(j)
Greenhill & Company, Inc.                  6,993        429,300(j)
Hartford Financial Services
   Group, Inc.                             3,939        376,490
HCC Insurance Holdings, Inc.              38,976      1,200,461(j)
Legg Mason, Inc.                           5,669        534,076
Mellon Financial Corp.                    35,711      1,540,573
Metlife, Inc.                             19,121      1,207,491
State Street Corp.                        41,054      2,658,246(e)
SunTrust Banks, Inc.                      22,495      1,867,985
Zions Bancorporation                       4,703        397,498
                                                     28,415,364

HEALTHCARE -- 7.0%

Abbott Laboratories                       69,173      3,859,853(h)
Accuray Inc.                               2,160         48,038(a)
Aetna, Inc.                               53,476      2,341,714
Alcon, Inc.                                3,613        476,266
Amgen, Inc.                               52,664      2,942,864(a,h)
Amylin Pharmaceuticals, Inc.              11,943        446,190(a,j)
Barr Pharmaceuticals, Inc.                10,309        477,822(a)
DENTSPLY International, Inc.              11,440        374,660
Gen-Probe Inc.                             5,398        254,138(a)
Gilead Sciences, Inc.                      4,450        340,425(a)
Henry Schein, Inc.                         7,638        421,465(a,j)
Hologic, Inc.                              2,578        148,596(a,j)
Lifecell Corp.                            10,350        258,440(a,j)
Lincare Holdings Inc.                     45,834      1,679,816(a)
Manor Care, Inc.                           9,092        494,241
Medtronic Inc.                            46,116      2,262,451
Pfizer Inc.                              156,677      3,957,661(h)
Psychiatric Solutions Inc.                16,035        646,371(a)
Quest Diagnostics Inc.                     2,281        113,753
Resmed, Inc.                               5,989        301,666(a,j)

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

STRATEGIC INVESTMENT FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          NUMBER
                                       OF SHARES          VALUE
--------------------------------------------------------------------------------

Thermo Electron Corp.                     16,511   $    771,889(a)
Vertex Pharmaceuticals, Inc.               9,718        272,493(a,j)
Wyeth                                    100,667      5,036,370(h)
                                                     27,927,182

INDUSTRIALS -- 3.4%

Corporate Executive Board Co.              5,492        417,172
CoStar Group, Inc.                         9,045        404,131(a,j)
Danaher Corp.                              3,965        283,299(j)
Dover Corp.                               56,155      2,740,925(h)
Harsco Corp.                              13,044        585,154
Hexcel Corp.                              18,797        373,120(a,j)
Joy Global, Inc.                           6,060        259,974(j)
MoneyGram International, Inc.             17,379        482,441
Southwest Airlines Co.                   154,657      2,273,458(j)
Spirit Aerosystems
   Holdings, Inc. (Class A)                6,474        206,197(a)
Stericycle, Inc.                           5,448        444,012(a)
Sunpower Corp. (Class A)                   8,891        404,540(a,j)
Textron Inc.                              26,984      2,423,164
United Technologies Corp.                 31,452      2,044,380
WESCO International, Inc.                  6,212        389,989(a,j)
                                                     13,731,956

INFORMATION TECHNOLOGY -- 10.7%

Activision, Inc.                          67,574      1,279,851(a)
Analog Devices, Inc.                      27,276        940,749(h)
Automatic Data Processing, Inc.           56,239      2,721,968
CDW Corp.                                  1,800        110,574(j)
Cisco Systems, Inc.                      164,497      4,199,608(a)
Citrix Systems, Inc.                      11,217        359,281(a)
Cogent, Inc.                              24,916        335,120(a,j)
Comverse Technology, Inc.                 17,628        376,358(a,j)
Dell, Inc.                                22,495        522,109(a)
DST Systems, Inc.                          4,947        372,014(a)
eBay, Inc.                                 9,279        307,599(a)
EMC Corp.                                 85,791      1,188,205(a)
Fidelity National Information
   Services, Inc.                         15,747        715,859
First Data Corp.                          11,245        302,490(h)
Fiserv, Inc.                               3,834        203,432(a)
Harris Corp.                              13,392        682,322
Intel Corp.                              125,413      2,399,151
Intuit Inc.                              100,420      2,747,491(a,h)
Juniper Networks, Inc.                    26,997        531,301(a)
Linear Technology Corp.                   17,887        565,050
Macrovision Corp.                         22,090        553,354(a)
Microchip Technology Inc.                 12,120        430,624
Microsoft Corp.                          176,868      4,929,311(h)
Molex, Inc. (Class A)                     98,620      2,454,652(h)
NAVTEQ Corp.                               7,328        252,816(a,j)
Neustar, Inc. (Class A)                   18,207        517,807(a)
Oracle Corp.                             239,014      4,333,324(a,h)
Paychex, Inc.                             48,716      1,844,875
QUALCOMM, Inc.                            16,873        719,802

--------------------------------------------------------------------------------
                                          NUMBER
                                       OF SHARES          VALUE
--------------------------------------------------------------------------------

SAIC, Inc.                                20,493   $    354,939(a,j)
Western Union Co.                        131,316      2,882,386
Yahoo! Inc.                               80,420      2,516,342(a)
                                                     42,650,764

MATERIALS -- 0.8%

Cabot Corp.                                4,498        214,690
Martin Marietta Materials, Inc.            4,272        577,574(j)
Monsanto Co.                              34,545      1,898,593
Praxair, Inc.                              7,155        450,479
Sealed Air Corp.                           8,262        261,079(j)
                                                      3,402,415

TELECOMMUNICATION SERVICES -- 0.3%

American Tower Corp. (Class A)            10,270        400,016(a)
BigBand Networks, Inc.                    11,341        204,251(a)
Leap Wireless International Inc.             523         34,508(a)
NII Holdings Inc. (Class B)                7,490        555,608(a)
                                                      1,194,383

UTILITIES -- 0.4%

DTE Energy Co.                             7,096        339,898(j)
ITC Holdings Corp.                        12,234        529,610(j)
PPL Corp.                                 10,248        419,143
SCANA Corp.                                8,656        373,680
                                                      1,662,331

TOTAL DOMESTIC EQUITY
  (COST $162,877,075)                               175,243,987

--------------------------------------------------------------------------------
FOREIGN EQUITY -- 28.8%
--------------------------------------------------------------------------------

COMMON STOCK -- 28.1%

CONSUMER DISCRETIONARY -- 2.1%

Accor S.A.                                 4,122   $    392,540(j)
China Travel International Inv           145,865         68,133
Dogan Yayin Holding                       13,959         51,309(a)
Gafisa S.A.                                5,786         73,527
Genting Berhad                             8,900        102,321
Good Fellow Group Ltd.                   872,794        111,693(a)
Hyundai Motor Co.                          5,700        400,564
Indian Hotels Company Ltd.                16,270         54,633
Koninklijke Philips Electronics N.V.      51,973      1,977,967(j)
Lagardere SCA (Regd.)                      2,186        167,726(j)
LVMH Moet Hennessy
   Louis Vuitton S.A.                      8,004        884,858(j)
Massmart Holdings Ltd.                     3,892         45,266
Naspers Ltd.                               2,057         49,776
ON*Media Corp.                            11,860         96,333(a)
Persimmon PLC                              3,817        105,260
Prajay Engineers Syndicate Ltd.           10,751         54,417

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

STRATEGIC INVESTMENT FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          NUMBER
                                       OF SHARES          VALUE
--------------------------------------------------------------------------------

Reed Elsevier PLC                         48,911     $  582,784
Renault S.A.                                 803         93,583(j)
Sekisui Chemical Company Ltd.             94,998        755,478(j)
Shenzhou International
   Group, Holdings Ltd.                   13,438          5,417
Swatch Group AG                              507        133,416
Toyota Motor Corp.                        31,464      2,011,884(j)
Urbi Desarrollos Urbanos
   S.A. de C.V.                           28,360        119,631(a)
                                                      8,338,516

CONSUMER STAPLES -- 2.0%

Bajaj Hindusthan Ltd.                      9,167         41,717
Carrefour S.A.                             4,400        320,674(j)
Central European
   Distribution Corp.                      1,600         46,576(a,j)
Chaoda Modern Agriculture                108,000         75,739
Cosan S.A. Industria e Comercio            3,900         71,100(a)
Diageo PLC                                56,489      1,140,621
Fomento Economico Mexicano
   S.A. de C.V. ADR (Series B)               440         48,572
IOI Corp Bhd                              24,000        153,406
Metro AG                                   8,501        599,867
Nestle S.A. (Regd.)                        5,379      2,085,200
Seven & I Holdings Company Ltd.           32,100        975,981
Shinsegae Company Ltd.                       100         57,410
Shiseido Company Ltd.                     48,000        973,618(j)
Tesco PLC                                135,756      1,182,882
Tiger Brands Ltd.                          3,949         96,377
Uni-President Enterprises Corp.           82,000         78,551
                                                      7,948,291

ENERGY -- 2.6%

Acergy S.A.                               51,182      1,087,935(a,j)
BG Group, PLC                             45,115        648,604
CAT Oil AG                                 4,003        125,222(a,j)
China Petroleum &
   Chemical Corp.                        758,000        641,185
China Shenhua Energy
   Company Ltd.                           26,500         64,094
EnCana Corp.                               3,008        152,271
ENI S.p.A.                                 9,088        294,695(j)
LUKOIL ADR                                 1,996        172,654
Nexen, Inc.                                5,876        360,199
OAO Gazprom ADR                           10,094        422,939(j)
Paladin Resources Ltd.                    85,465        671,787(a,j)
PetroChina Company Ltd.                   60,000         71,101
Petroleo Brasileiro S.A. ADR              17,616      1,573,990
Reliance Industries Ltd. GDR               1,173         73,664(b)
Saipem S.p.A.                             73,172      2,123,384(j)
Sasol Ltd.                                 2,800         93,449
Sibir Energy Plc                           1,820         16,777(a)
TMK OAO GDR                                6,498        218,333(a,b)
Total S.A.                                21,379      1,492,657(j)
                                                     10,304,940

--------------------------------------------------------------------------------
                                          NUMBER
                                       OF SHARES          VALUE
--------------------------------------------------------------------------------

FINANCIALS -- 7.9%

Allianz AG (Regd.)                         4,723   $    966,378
AXA S.A.                                  24,187      1,021,918(j)
Banca Intesa S.p.A.                      169,106      1,279,725
Banco do Brasil S.A.                       1,478         48,176
Banco Santander Central
   Hispano S.A. (Regd.)                   80,683      1,434,880
Bank of Yokohama Ltd.                    108,803        809,975
BNP Paribas                               17,246      1,795,009(j)
Capital Securities Corp.                 216,486        106,307
CapitaLand Ltd.                          157,000        827,187
China Merchants Bank
   Company Ltd.                            8,000         16,155(a)
China Vanke Company Ltd.                  46,000         95,246
Credit Agricole S.A.                      16,323        634,251(j)
Credit Suisse Group, (Regd.)              23,941      1,710,071
Emaar Properties                          21,630         65,091
Hongkong Land Holdings Ltd.              133,000        619,780
Hung Poo Real Estate
   Development Corp.                     104,000        103,239
ICICI Bank Ltd.                            5,042         98,833
ICICI Bank Ltd. ADR                       11,220        412,335(j)
ING Groep N.V.                            26,266      1,106,610
Jardine Matheson Holdings Ltd.            20,468        431,875
Kookmin Bank                              10,520        943,960
Lloyds TSB Group, PLC                     62,677        688,416
Mitsubishi Estate Company Ltd.            73,000      2,392,632
Mitsubishi UFJ Financial
   Group, Inc.                               167      1,881,093
Mitsui Sumitomo Insurance
   Company Ltd.                           51,000        638,823(j)
Nomura Holdings, Inc.                    117,600      2,445,124
Ping An Insurance Group                   10,500         51,464
Plaza Centers N.V.                        15,898         58,855(a)
Prudential PLC                            86,667      1,219,637
PT Bank Niaga                          1,506,367        122,160
Reliance Capital Ltd. ADR                  1,060         16,298(a,b)
Royal Bank of Scotland
   Group, PLC                             56,118      2,183,730
Samsung Fire & Marine
   Insurance Company Ltd.                    560         93,770(a)
Siam Commercial Bank PCL                  51,600        100,223
SL Green Realty Corp. (REIT)               3,625        497,277
Standard Bank Group, Ltd.                  7,117        104,805
State Bank of India Ltd. GDR               1,042         63,562(j)
Sumitomo Realty & Development
   Company Ltd.                           20,000        757,146(j)
Sun Hung Kai Properties Ltd.              60,087        694,354
Swiss Reinsurance                          8,753        795,858
Turkiye Is Bankasi                        11,427         55,179
UniCredito Italiano S.p.A.               224,061      2,125,094(j)
Woori Investment &
   Securities Co Ltd                       3,230         67,821(a)
                                                     31,580,322

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

STRATEGIC INVESTMENT FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 NUMBER
                                              OF SHARES           VALUE
--------------------------------------------------------------------------------

HEALTHCARE -- 1.6%

GlaxoSmithKline PLC                              49,002  $    1,342,657
Novartis AG (Regd.)                              29,434       1,594,455
Richter Gedeon Nyrt                                 453          81,672
Roche Holding AG                                 13,798       2,430,021(j)
Sanofi-Aventis                                    3,137         271,846(j)
Smith & Nephew PLC ADR                            6,752         428,617(j)
Teva Pharmaceutical
   Industries Ltd. ADR                            3,015         112,851
Yuhan Corp.                                         422          66,176
Zentiva N.V.                                      1,034          71,114
                                                              6,399,409

INDUSTRIALS -- 3.6%

ABB Ltd. (Regd.)                                 66,180       1,127,575
Adecco S.A. (Regd.)                               5,624         355,416
Air China Ltd.                                   52,807          36,560
Alstom                                            3,061         395,852(a)
Asahi Glass Company Ltd.                         63,002         885,203(j)
Barloworld Ltd.                                   2,248          56,103
Brambles Ltd.                                    25,077         275,717(a)
Canadian National Railway Co.                    25,275       1,115,592
China Communications
   Construction Company Ltd.                     60,055          72,396(a)
Chiyoda Corp.                                    45,185         989,229(j)
Deutsche Lufthansa AG (Regd.)                     1,909          51,662
Doosan Heavy Industries and
   Construction Company Ltd.                      2,670         172,588
East Japan Railway Co.                              163       1,267,279(j)
Empresas ICA Sociedad
   Controladora S.A. de C.V.                     22,876          88,542(a)
Enka Insaat ve Sanayi AS                          8,068         109,899
Fraser and Neave Ltd.                            15,000          50,382(j)
Group 4 Securicor PLC                           234,826         921,936
Grupo Aeroportuario del Sureste
   S.A. de C.V. ADR (Series B)                    1,112          52,509(j)
Jaiprakash Associates Ltd.                        5,117          62,984
Komatsu Ltd.                                     35,906         754,155(j)
Larsen & Toubro Ltd.                              4,484         166,300
Mitsubishi Heavy Industries Ltd.                 63,000         406,572(j)
Orascom Construction Industries                  14,239         714,912
Orkla ASA                                         6,116         429,335
Sandvik AB                                       62,633       1,106,953(j)
Shanghai Electric Group,
   Company Ltd.                                 222,000         103,695
Siemens AG (Regd.)                               10,220       1,088,621(j)
SMC Corp.                                         2,297         307,564
Smiths Group, PLC                                35,220         710,129
United Tractors Tbk PT                          135,500         109,885
Vinci S.A.                                        2,911         449,575(j)
                                                             14,435,120

INFORMATION TECHNOLOGY -- 2.1%

Delta Electronics Inc.                           25,223          81,556
Gemtek Technology Corp.                          50,000         123,897

--------------------------------------------------------------------------------
                                                 NUMBER
                                              OF SHARES           VALUE
--------------------------------------------------------------------------------

HON HAI Precision Industry
   Company Ltd.                                  28,600  $      191,865
Hoya Corp.                                       29,800         986,813(j)
Ibiden Company Ltd.                               8,300         429,498(j)
MediaTek Inc.                                    18,200         208,993
Megainfo Holdings Ltd.                          180,000          34,783(a)
Mettler Toledo International Inc.                 4,220         377,985(a)
Nidec Corp.                                      18,528       1,192,571(j)
Nokia OYJ                                        80,529       1,846,990
Samsung Electronics
   Company Ltd.                                   2,010       1,203,094
Taiwan Semiconductor
   Manufacturing Company Ltd.                   541,303       1,110,676
Taiwan Semiconductor
Manufacturing Company
   Ltd. ADR                                       3,193          34,325(j)
Telefonaktiebolaget LM
   Ericsson (Series B)                          140,367         514,165(j)
Unimicron Technology Corp.                       65,920          85,358
                                                              8,422,569

MATERIALS -- 2.8%

Aluminum Corporation
   of China Ltd.                                  8,860           9,127
BASF AG                                           2,864         321,310
Bayer AG                                         14,075         896,327
BHP Billiton PLC                                108,647       2,414,364
Evraz Group, S.A. GDR                             1,599          53,566(b)
Harmony Gold Mining
   Company Ltd. ADR                               6,443          89,558(a,j)
Holcim Ltd. (Regd.)                               5,040         502,431
Israel Chemicals Ltd.                            20,649         141,220
Linde AG                                          9,391       1,008,192(j)
Makhteshim-Agan Industries Ltd.                  12,612          79,125
MMC Norilsk Nickel ADR                              480          91,200
Polymetal GDR                                     3,583          26,156(a,b)
Polyus Gold Company ZAO ADR                       1,573          75,473(a,j)
POSCO                                               360         151,180
Potash Corp of Saskatchewan                       9,043       1,443,071
Rio Tinto PLC (Regd.)                            18,957       1,079,001
Samling Global Ltd.                              70,000          25,441(a)
Syngenta AG (Regd)                                5,010         954,149(a)
Tata Steel Ltd.                                   5,138          53,289
Toray Industries Inc.                           226,000       1,630,760(j)
Vedanta Resources PLC                             4,888         127,604
                                                             11,172,544

TELECOMMUNICATION SERVICES -- 2.2%

America Movil S.A. de
   C.V. ADR (Series L)                           20,908         999,194
Bharti Airtel Ltd.                                7,544         132,126(a)
China Mobile Ltd.                                16,000         145,580
Hellenic Telecommunications
   Organization S.A.                             18,797         512,443(a)
Mobile Telesystems OJSC ADR                       8,769         490,713

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

STRATEGIC INVESTMENT FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 NUMBER
                                              OF SHARES           VALUE
--------------------------------------------------------------------------------

MTN Group, Ltd.                                  80,571  $    1,094,277
Orascom Telecom
   Holding SAE                                      872          60,468
Orascom Telecom Holding
   SAE GDR                                          788          53,584(j)
Philippine Long Distance
   Telephone Co.                                  1,361          71,223
Singapore Telecommunications Ltd.               502,990       1,086,543
Telekom Malaysia Bhd                             36,000         104,121
Telekomunikasi Indonesia
   Tbk PT (Series B)                            104,500         112,803
Telenor ASA                                      85,488       1,512,541(j)
Turkcell Iletisim Hizmet ADR                      2,119          28,077(j)
Vodafone Group, PLC                             664,459       1,765,885
Vodafone Group, PLC ADR                          22,495         604,222
                                                              8,773,800

UTILITIES -- 1.2%

CEZ                                               2,479         110,916
E.ON AG                                          10,002       1,355,116(j)
First Philippine Holdings Corp.                  46,700          68,719
Korea Electric Power Corp.                        1,300          51,898
National Grid PLC                                27,833         435,357
Perusahaan Gas Negara                            38,500          39,449
RWE AG                                            7,520         792,712
Suez S.A.                                         9,985         524,750
Veolia Environnement                             20,068       1,486,875(j)
                                                              4,865,792

TOTAL COMMON STOCK
   (COST $93,186,545)                                       112,241,303

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.7%
--------------------------------------------------------------------------------
All America Latina Logistica S.A.                39,000         476,159
Cia Vale do Rio Doce                              8,114         255,397
Cia Vale do Rio Doce ADR                         63,563       1,988,251(h,j)
Petroleo Brasileiro S.A.                          2,200          49,613

TOTAL PREFERRED STOCK
   (COST $1,884,557)                                          2,769,420

TOTAL FOREIGN EQUITY
   (COST $95,071,102)                                       115,010,723

                                              PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 24.0%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 6.1%

U.S. Treasury Bonds
4.50%       02/15/36                        $ 2,464,000       2,326,361(h)
U.S. Treasury Notes
4.63%       11/15/09 - 02/15/17              11,645,000      11,664,945(h)
4.75%       02/28/09 - 01/31/12              10,360,000      10,407,784
                                                             24,399,090

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------

FEDERAL AGENCIES -- 0.8%

Federal Home Loan Mortgage Corp.
4.88%       02/09/10                        $ 2,970,000  $    2,976,187
5.00%       02/16/17                            250,000         249,807
                                                              3,225,994

AGENCY MORTGAGE BACKED -- 6.6%

Federal Home Loan Mortgage Corp.
4.50%       06/01/33 - 02/01/35                 158,903         149,476(h)
5.00%       07/01/35 - 10/01/35                 355,540         343,930(h)
5.50%       05/01/20                             24,817          24,864(h)
6.00%       04/01/17 - 05/01/35                 454,088         459,344(h)
6.50%       01/01/27 - 07/01/36                 278,034         284,892(h)
7.00%       10/01/16 - 08/01/36                 400,681         415,748(h)
7.50%       11/01/09 - 09/01/33                  17,507          18,228(h)
8.00%       04/01/30 - 11/01/30                   2,489           2,619(h)
9.00%       04/01/16 - 06/01/21                   3,087           3,297(h)
Federal National Mortgage Assoc.
4.00%       05/01/19 - 06/01/19                 123,930         117,141(h)
4.50%       05/01/18 - 02/01/35                 898,834         864,290(h)
5.00%       06/01/20 - 12/01/36                 600,889         584,172(h)
5.02%       07/01/35                            396,834         396,574(h,i)
5.11%       08/01/35                            249,040         249,436(h,i)
5.34%       04/01/37                            109,945         109,876(d,i)
5.35%       04/01/37                             96,110          96,636(d,i)
5.37%       04/01/37                            121,190         121,985(d,i)
5.42%       04/01/37                            131,025         131,885(d,i)
5.44%       04/01/37                              9,915           9,977(i)
5.50%       03/01/14 - 08/01/35                 691,644         689,637(h)
5.53%       04/01/37                             42,825          43,093(i)
5.56%       03/01/37                              9,490           9,549(i)
5.69%       04/01/37                             89,690          90,251(i)
5.71%       04/01/37                            352,095         355,369(i)
6.00%       07/01/14 - 08/01/35               2,176,115       2,194,741(h)
6.50%       01/01/15 - 11/01/36               1,381,058       1,417,531(h)
7.00%       10/01/16 - 06/01/36                 354,402         367,998(h)
7.50%       12/01/09 - 03/01/34                  46,553          48,420(h)
8.00%       12/01/11 - 11/01/33                  22,452          23,488(h)
8.50%       07/01/30 - 05/01/31                   1,746           1,880(h)
9.00%       06/01/09 - 12/01/22                  19,023          19,899(h)
5.00%       TBA                               4,557,090       4,431,828(c)
5.50%       TBA                               8,735,000       8,645,650(c)
6.00%       TBA                               1,070,000       1,077,691(c)
6.50%       TBA                                 665,000         678,300(c)
Government National
   Mortgage Assoc.
4.50%       08/15/33 - 09/15/34                 238,182         226,618(h)
5.00%       08/15/33                             58,908          57,432(h)
6.00%       04/15/30 - 09/15/36                 241,315         244,700(h)
6.50%       02/15/24 - 06/15/36                 120,013         123,204(h)
7.00%       03/15/12 - 10/15/36                 151,495         157,385(h)
8.00%       06/15/30                                 64              66(h)
8.50%       10/15/17                             28,196          29,970(h)
9.00%       11/15/16 - 12/15/21                  34,842          37,447(h)
5.50%       TBA                               1,190,000       1,183,306(c)
                                                             26,539,823

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

STRATEGIC INVESTMENT FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.5%

Collateralized Mortgage Obligation
   Trust (Class B)
5.88%       11/01/18                        $     1,083  $          924(d,f,h)
Federal Home Loan Mortgage Corp.
1.13%       04/15/37                            370,000          19,772
1.33%       10/15/18                            187,683          11,301(g,h,i)
1.83%       12/15/30                            327,706          14,952(g,h,i)
1.88%       09/15/36                            353,155          25,990(g,i)
2.46%       09/15/36                            333,640          30,810(g,h,i)
3.22%       10/15/33                             30,515          23,676(h,i)
3.98%       12/15/33                             19,745          16,730(h,i)
4.00%       02/15/21                            129,821          18,073(g,h)
4.50%       03/15/18 - 12/15/20                 493,546          72,109(g,h)
5.00%       04/15/14 - 12/01/34               1,558,153         314,497(g,h)
5.50%       04/15/17 - 06/15/33                  79,243          14,233(g,h)
5.50%       12/15/32 - 12/15/36                 920,745         915,627
7.50%       01/15/16                              7,306           7,528(h)
7.50%       07/15/27                              8,005           1,583(g,h)
8.00%       04/15/20                                446             445(h)
8.00%       02/01/23 - 07/01/24                   3,096             665(g,h)
24.17%      04/25/37                            740,000          40,006(d)
24.26%      09/25/43                            237,700           2,697(d,g,h,i)
Federal Home Loan Mortgage STRIPS
6.34%       08/01/27                                673             542(d,f,h)
Federal National Mortgage
   Assoc STRIPS (Class 2)
7.50%       11/01/23                             20,887           4,932(g,h)
8.00%       08/01/23 - 07/01/24                   6,736           1,544(g,h)
8.50%       03/01/17 - 07/25/22                   2,622             592(g,h)
9.00%       05/25/22                              1,172             322(g,h)
Federal National Mortgage Assoc.
1.13%       04/25/37                            331,930          17,634
1.19%       12/25/42                            112,128           2,120(g,h,i)
1.45%       03/25/37                            292,899          19,588(g,i)
1.68%       10/25/29                             40,485           2,294(g,h,i)
1.88%       06/25/36 - 02/25/37               3,669,173         237,471(g,h,i)
2.28%       09/25/42                            149,920           8,105(g,h,i)
2.33%       04/25/17 - 10/25/17                  89,296           5,174(g,h,i)
2.38%       08/25/16                             26,436           1,144(g,h,i)
3.56%       09/25/31                             32,408          30,001(h,i)
4.50%       05/25/18                             58,004           5,175(g,h)
4.75%       11/25/14                             14,342             838(g,h)
5.00%       08/25/17                             12,884           1,590(g,h)
5.50%       03/25/33                             70,000          69,747
5.67%       04/24/37                             70,000          70,525
8.00%       07/25/14                             10,656          10,780(h)
Federal National Mortgage
   Assoc. (Class S)
1.78%       02/25/31                             45,734           2,321(g,h,i)
Federal National Mortgage
   Assoc. REMIC
1.88%       01/25/37                            882,499          52,774(g,h,i)
4.50%       11/25/13                             58,127           2,109(g,h)
4.91%       03/25/31                             44,034          43,476(h,i)
5.00%       10/25/22                             54,147           7,812(g,h)

                                              PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------

Federal National Mortgage Assoc.
   REMIC (Class B)
5.73%       12/25/22                        $     1,151  $          963(d,f,h)
Federal National Mortgage Assoc.
   STRIPS (Class 2)
5.00%       08/01/34                            134,484          31,989(g)
                                                              2,163,180

ASSET BACKED -- 0.9%

Bank One Issuance Trust
3.59%       05/17/10                             10,770          10,684(h)
Bear Stearns Asset Backed
   Securities Inc. (Class A)
5.69%       01/25/34                              4,827           4,837(h,i)
Capital One Master Trust (Class C)
6.70%       06/15/11                             36,000          36,664(b,h)
Carmax Auto Owner Trust
4.35%       03/15/10                             24,000          23,756(h)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
5.82%       03/25/32                              8,643           8,647(h,i)
Citibank Credit Card Issuance Trust
4.45%       04/07/10                             22,000          21,785(h)
Countrywide Home Equity Loan
   Trust (Class A)
5.55%       07/15/27                              8,971           8,972(h,i)
Discover Card Master
   Trust I (Class A)
5.35%       04/17/12                          3,500,000       3,506,721(h,i)
Fleet Home Equity Loan
   Trust (Class A)
5.57%       01/20/33                             11,796          11,807(h,i)
Honda Auto Receivables Owner
   Trust (Class A)
4.15%       10/15/10                             27,284          26,960(h)
Mid-State Trust
7.54%       07/01/35                              3,722           3,981(h)
Peco Energy Transition Trust
6.52%       12/31/10                             17,000          17,756(h)
Residential Asset Mortgage
   Products, Inc.
5.56%       03/25/34                              2,769           2,770(h,i)
Residential Asset Securities Corp.
5.82%       07/25/32                              4,218           4,218(h,i)
Residential Asset Securities
   Corp. (Class A)
4.16%       07/25/30                             29,715          29,344(h,i)
Volkswagen Auto Lease
   Trust (Class A)
3.94%       10/20/10                             16,000          15,894(h)
Wells Fargo Home Equity Trust
3.97%       05/25/34                             14,681          14,349(h,i)
                                                              3,749,145

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

STRATEGIC INVESTMENT FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------

CORPORATE NOTES -- 6.2%

Abbey National PLC
7.95%       10/26/29                        $    62,000  $       77,182(h)
Abbott Laboratories
5.88%       05/15/16                             90,000          93,013(h)
AES Ironwood LLC
8.86%       11/30/25                            253,175         284,822(h)
Air Jamaica Ltd.
9.38%       07/08/15                            105,000         112,875(b,h)
Allergan, Inc.
5.75%       04/01/16                             90,000          91,298
Allied Waste North America
   Inc. (Series B)
7.13%       05/15/16                            105,000         106,837(h)
Allied World Assurance Holdings Ltd.
7.50%       08/01/16                             70,000          75,114(h)
Allstate Life Global Funding Trusts
3.85%       01/25/08                             53,000          52,368(h)
American Electric Power
   Company, Inc. (Series C)
5.38%       03/15/10                            300,000         301,564
American Electric Power
   Company, Inc. (Series D)
5.25%       06/01/15                            161,000         158,427(h)
American General Corp.
7.50%       08/11/10                             55,000          58,913(h)
American Railcar Industries, Inc.
7.50%       03/01/14                             15,000          15,413(b)
AmerisourceBergen Corp.
5.88%       09/15/15                            110,000         109,136
Anadarko Petroleum Corp.
6.45%       09/15/36                             70,000          69,254
Appalachian Power Co. (Series G)
3.60%       05/15/08                             16,000          15,697(h)
Aramark Corp.
8.50%       02/01/15                             85,000          88,400(b,h)
Arizona Public Service Co.
6.25%       08/01/16                             45,000          46,295(h)
AT&T, Inc.
4.13%       09/15/09                            300,000         293,110
AvalonBay Communities, Inc. (REIT)
5.75%       09/15/16                            155,000         157,090(h)
Axtel S.A. de C.V.
7.63%       02/01/17                            100,000          98,500(b,h)
BAC CAP TRUST V
5.63%       03/08/35                            222,000         206,760(h)
Banco Mercantil del Norte S.A.
5.88%       02/17/14                             60,000          60,375(b,h,i)
6.14%       10/13/16                            170,000         171,302(b,i)
Banco Santander Chile
5.38%       12/09/14                             64,000          63,816(b,h)
Bank of America Corp.
5.75%       08/15/16                             35,000          35,595(h)
Bank of America NA
5.30%       03/15/17                            185,000         182,684

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------

Bear Stearns Companies, Inc.
5.55%       01/22/17                        $    65,000  $       63,771(h)
BellSouth Corp.
6.55%       06/15/34                             59,000          60,576(h)
Bertin Ltda
10.25%      10/05/16                            100,000         109,750(b,h)
10.25%      10/05/16                            100,000         110,000
BJ Services Co.
5.75%       06/01/11                             40,000          40,492(h)
BNP US Funding LLC (Series A)
7.74%       12/31/49                             26,000          26,338(b,h,i)
Bristol-Myers Squibb Co.
5.88%       11/15/36                             85,000          83,395(h)
British Telecommunications PLC
8.63%       12/15/10                             15,000          16,745(h)
9.13%       12/15/30                            146,000         200,915
Burlington Northern Santa Fe Corp.
8.13%       04/15/20                            114,000         134,998(h)
Cadbury Schweppes US Finance LLC
3.88%       10/01/08                             31,000          30,349(b,h)
Cap Cana S.A.
9.63%       11/03/13                            100,000         104,500(b,h)
Capital One Bank
6.50%       06/13/13                             21,000          21,949(h)
Capital One Capital III
7.69%       08/15/36                            150,000         161,908(h)
Carolina Power & Light Co.
5.15%       04/01/15                             34,000          33,389(h)
5.70%       04/01/35                             17,000          16,332(h)
6.13%       09/15/33                             32,000          32,564(h)
CBS Corp.
5.63%       05/01/07                             15,000          15,002(h)
Cerveceria Nacional
   Dominicana C por A
8.00%       03/27/14                            100,000         101,750(b)
Chaoda Modern Agriculture
7.75%       02/08/10                             95,000          96,187(b,h)
Chesapeake Energy Corp.
6.88%       01/15/16                            135,000         136,687(h)
CIT Group, Inc.
5.13%       09/30/14                            110,000         106,547(h)
Citigroup, Inc.
5.13%       05/05/14                            130,000         128,555(h)
Clarendon Alumina Production Ltd.
8.50%       11/16/21                            205,000         219,863(b,h)
CNA Financial Corp.
6.50%       08/15/16                            130,000         134,651(h)
Comcast Cable Communications
   Holdings, Inc.
9.46%       11/15/22                            146,000         190,975(h)
Comcast Corp.
5.88%       02/15/18                            130,000         130,620(h)
Commonwealth Bank of Australia
6.02%       03/29/49                             40,000          40,284(b,h,i)
ConocoPhillips Canada Funding Co.
5.95%       10/15/36                            110,000         111,353(h)

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

STRATEGIC INVESTMENT FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------

Consumers Energy Co.
5.15%       02/15/17                        $    42,000  $       40,442(h)
Countrywide Home Loans, Inc.
5.63%       05/15/07                             31,000          31,008(h)
COX Communications, Inc.
7.75%       11/01/10                             85,000          91,755
CRH America, Inc.
6.00%       09/30/16                             30,000          30,411(h)
CSX Transportation, Inc.
9.75%       06/15/20                            211,000         278,944(h)
DaimlerChrysler NA Holding Corp.
4.05%       06/04/08                             52,000          51,317(h)
4.75%       01/15/08                             52,000          51,755(h)
DBS Bank Ltd.
5.00%       11/15/19                             73,000          71,192(b,h,i)
7.88%       08/10/09                            130,000         137,769(b,h)
Delhaize America, Inc.
8.13%       04/15/11                            260,000         284,396(h)
Detroit Edison Co. (Series B)
5.45%       02/15/35                            179,000         167,087(h)
Devon OEI Operating Inc.
4.38%       10/01/07                             23,000          22,876(h)
Digicel Ltd.
9.25%       09/01/12                            100,000         105,500(b)
Dominion Resources, Inc.
5.69%       05/15/08                             77,300          77,480(h,k)
Dominion Resources, Inc. (Series B)
4.13%       02/15/08                            103,000         101,928(h)
6.30%       09/30/66                            215,000         218,911(h,i)
Dover Corp.
6.50%       02/15/11                             75,000          78,416(h)
6.65%       06/01/28                             45,000          49,102(h)
Dresdner Funding Trust I
8.15%       06/30/31                            100,000         119,012(b,h)
Duke Energy Corp.
5.38%       01/01/09                             50,000          50,125(h)
Echostar DBS Corp.
7.00%       10/01/13                            235,000         242,050(h)
EI Du Pont de Nemours & Co.
4.88%       04/30/14                             70,000          68,082(h)
El Paso Production Holding Co.
7.75%       06/01/13                             75,000          78,375(h)
Embarq Corp.
7.08%       06/01/16                             40,000          40,771(h)
Empresa Energetica de Sergipe
   and Sociedade Anonima de
   Eletrificaao da Paraiba
10.50%      07/19/13                             30,000          33,150(b,h)
Federated Retail Holdings Inc.
5.35%       03/15/12                            130,000         129,803
FirstEnergy Corp. (Series B)
6.45%       11/15/11                            172,000         180,284(h)
FPL Group Capital, Inc.
7.38%       06/01/09                             35,000          36,660(h)
FPL Group Capital, Inc. (Series B)
5.55%       02/16/08                             78,100          78,181(h)

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------

Freeport-McMoRan Copper &
   Gold, Inc.
8.38%           04/01/17                    $   120,000  $      129,750
Galaxy Entertainment Finance
   Company Ltd.
9.88%       12/15/12                            100,000         109,000(h)
10.35%      12/15/10                            100,000         105,625(b,h,i)
Gaz Capital for Gazprom
6.21%       11/22/16                            100,000         100,050(b,h)
6.51%       03/07/22                            300,000         304,500(b)
Georgia Gulf Corp.
9.50%       10/15/14                            110,000         105,600(b,h)
Gol Finance
7.50%       04/03/17                            100,000          98,274(b)
Golden West Financial Corp.
4.75%       10/01/12                             10,000           9,794(h)
Goldman Sachs Group, Inc.
6.60%       01/15/12                            310,000         326,894
Greater Bay Bancorp
5.25%       03/31/08                             88,000          87,817(h)
Greentown China Holdings Ltd.
9.00%       11/08/13                            100,000         102,500(b,h)
GS Caltex Corp.
5.50%       10/15/15                             77,000          76,482(b,h)
GTE Corp.
6.94%       04/15/28                            163,000         172,865(h)
7.51%       04/01/09                             52,000          54,162(h)
Harrah's Operating Company, Inc.
5.38%       12/15/13                            140,000         124,098
HCA Inc.
9.13%       11/15/14                            130,000         138,937(b,h)
Hexion US Finance Corp.
9.75%       11/15/14                            185,000         194,019(b,h)
Home Depot, Inc.
5.25%       12/16/13                            110,000         109,239(h)
Hospira, Inc.
5.55%       03/30/12                            110,000         110,119
HSBC Bank USA NA
4.63%       04/01/14                            395,000         378,145
HSBC Capital Funding LP
4.61%       12/29/49                             34,000          32,436(b,h,i)
HSBC Capital Funding LP (Series 1)
9.55%       12/31/49                             27,000          30,360(b,h,i)
   Hutchison Whampoa
Finance CI Ltd. (Series C)
7.50%       08/01/27                            220,000         252,180(b)
Hydro Quebec
8.50%       12/01/29                            260,000         361,534(h)
IBM Canada Credit Services Co.
3.75%       11/30/07                             28,000          27,751(b,h)
Idearc Inc.
8.00%       11/15/16                            185,000         190,319(b,h)
IIRSA Norte Finance Ltd.
8.75%       05/30/24                            100,000         117,500(b,h)
Industrias Unidas S.A.
11.50%      11/15/16                            100,000         106,750(b,h)
ING Capital Funding TR III
8.44%       12/29/49                             71,000          78,515(h,i)

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

STRATEGIC INVESTMENT FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------

ING Groep N.V.
5.78%       12/29/49                        $   232,000  $      230,117(h,i)
International Business
   Machines Corp.
3.80%       02/01/08                             32,000          31,644(h)
4.75%       11/29/12                            125,000         123,079(h)
International Steel Group Inc.
6.50%       04/15/14                             95,000          98,772
IPSCO, Inc.
8.75%       06/01/13                             75,000          79,875(h)
IRSA Inversiones y
   Representaciones S.A.
8.50%       02/02/17                            100,000          99,500(b,h)
ISA Capital do Brasil S.A.
8.80%       01/30/17                            105,000         111,563(b,h)
iStar Financial, Inc. (REIT)
4.88%       01/15/09                             71,000          70,413(h)
7.00%       03/15/08                             23,000          23,292(h)
JBS S.A.
9.38%       02/07/11                            100,000         105,250
JP Morgan Chase & Co.
7.00%       11/15/09                             55,000          57,528(h)
JP Morgan Chase Bank
5.88%       06/13/16                            180,000         185,012
Kansas Gas & Electric
5.65%       03/29/21                            108,000         106,344(h)
Kazkommerts International
7.50%       11/29/16                            100,000          96,875(b,h)
Kimco Realty Corp. (REIT)
4.82%       06/01/14                             47,000          45,104(h)
Kinder Morgan Energy Partners LP
5.13%       11/15/14                             50,000          48,406(h)
Kraft Foods, Inc.
5.25%       06/01/07                             95,000          94,945(h)
Landsbanki Islands
6.06%       08/25/09                            100,000         101,286(b,h,i)
Lehman Brothers Holdings, Inc.
5.75%       07/18/11                             85,000          86,660(h)
LIN Television Corp.
6.50%       05/15/13                             75,000          73,406
MacDermid, Inc.
9.13%       07/15/11                            149,000         156,171
Majestic Star Casino LLC
9.50%       10/15/10                            145,000         152,069(h)
Marfrig Overseas Ltd.
9.63%       11/16/16                            100,000         104,250(b)
Markel Corp.
7.35%       08/15/34                             80,000          85,725(h)
MBIA, Inc.
5.70%       12/01/34                             55,000          52,342
Mediacom LLC
9.50%       01/15/13                            105,000         108,281(h)
Merck & Company, Inc.
5.75%       11/15/36                             85,000          82,458(h)
Merrill Lynch & Company, Inc.
6.05%       05/16/16                             50,000          51,248(h)
Midamerican Energy Holdings Co.
6.13%       04/01/36                             45,000          44,903(h)

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------

Mohegan Tribal Gaming Authority
8.00%       04/01/12                        $   140,000  $      145,250(h)
Morgan Stanley
6.60%       04/01/12                            255,000         269,232
Motorola, Inc.
4.61%       11/16/07                             39,750          39,534(h)
MUFG Capital Finance 1 Ltd.
6.35%       07/29/49                            100,000         102,043(h,i)
Nakilat Inc.
6.07%       12/31/33                            100,000          96,448(b,h)
6.27%       12/31/33                            105,000         103,454(b,h)
National Power Corp.
9.63%       05/15/28                             40,000          50,450(h)
Nelnet, Inc.
5.13%       06/01/10                             94,000          91,825(h)
Nevada Power Co. (Series N)
6.65%       04/01/36                             65,000          67,737(h)
New Cingular Wireless Services Inc.
8.75%       03/01/31                            171,000         221,334(h)
News America, Inc.
7.25%       05/18/18                            223,000         247,401(h)
Nisource Finance Corp.
5.45%       09/15/20                             45,000          42,560(h)
7.88%       11/15/10                             40,000          43,386(h)
Norfolk Southern Corp.
6.00%       04/30/08                             20,000          20,127(h)
8.63%       05/15/10                            110,000         120,382(h)
Norfolk Southern Railway Co.
9.75%       06/15/20                             32,000          43,005(h)
Nortel Networks Ltd.
10.75%      07/15/16                             95,000         105,450(b,h)
Northeast Utilities (Series B)
3.30%       06/01/08                             23,000          22,497(h)
Northern States Power Co.
6.25%       06/01/36                             15,000          16,049(h)
NorthWestern Corp.
5.88%       11/01/14                             82,000          80,889(h)
NRG Energy, Inc.
7.38%       01/15/17                             35,000          35,919(h)
Ohio Power Co. (Series E)
6.60%       02/15/33                             18,000          19,062(h)
ONEOK Partners LP
5.90%       04/01/12                            115,000         117,671(h)
OPTI Canada Inc.
8.25%       12/15/14                            185,000         192,400(b,h)
Pacific Gas & Electric Co.
5.80%       03/01/37                            125,000         121,009
6.05%       03/01/34                             36,000          35,848(h)
PanAmSat Corp.
9.00%       08/15/14                            123,000         133,147(h)
Pemex Finance Ltd.
9.03%       02/15/11                             82,400          87,856(h)
9.69%       08/15/09                             48,000          50,607(h)
Pemex Project Funding Master Trust
6.13%       08/15/08                            107,000         107,902(h)
7.38%       12/15/14                            266,000         293,919(h)
7.88%       02/01/09                             45,000          46,939

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

STRATEGIC INVESTMENT FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------

Pepco Holdings, Inc.
5.50%       08/15/07                        $    49,000  $       48,981(h)
Petrobras International Finance Co.
6.13%       10/06/16                            285,000         290,700(h)
Playtex Products, Inc.
8.00%       03/01/11                             95,000          99,275(h)
Potomac Edison Co.
5.35%       11/15/14                             15,000          14,751(h)
Procter & Gamble - ESOP (Series A)
9.36%       01/01/21                                564             706
Prudential Holdings LLC (Series C)
8.70%       12/18/23                            100,000         125,904(b,h)
Public Service Company of Colorado
7.88%       10/01/12                            115,000         129,061(h)
Puget Sound Energy, Inc.
3.36%       06/01/08                             13,000          12,702(h)
5.48%       06/01/35                             52,000          47,433(h)
6.27%       03/15/37                             15,000          15,146(h)
Pulte Homes, Inc.
4.88%       07/15/09                             85,000          83,452(h)
Quebecor World Inc.
9.75%       01/15/15                            285,000         299,250(b,h)
Rabobank Capital Funding II
5.26%       12/31/49                            227,000         220,860(b,h,i)
Rabobank Capital Funding Trust
5.25%       12/29/49                             20,000          19,278(b,h,i)
Rede Empresas de Energia
   Eletrica S.A.
11.13%      04/02/49                            100,000         102,000(b)
Reichhold Industries, Inc.
9.00%       08/15/14                             90,000          90,900(b,h)
Residential Capital LLC
6.38%       06/30/10                            145,000         144,955
6.46%       04/17/09                            145,000         144,461(i)
Rock-Tenn Co.
8.20%       08/15/11                            195,000         206,700
Roseton Danskammer (Series B)
7.67%       11/08/16                            105,000         111,300(h)
Rouse Company LP (REIT)
6.75%       05/01/13                             60,000          61,148(b,h)
Royal Bank of Scotland Group PLC
5.00%       10/01/14                             80,000          78,316(h)
Sabine Pass LNG LP
7.50%       11/30/16                            180,000         181,350(b)
Security Benefit Life Insurance
8.75%       05/15/16                             75,000          87,699(b)
Simon Property Group, L.P. (REIT)
4.60%       06/15/10                             52,000          51,118(h)
Skandinaviska Enskilda Banken AB
7.50%       03/29/49                            250,000         262,216(b,h,i)
Smith International, Inc.
6.00%       06/15/16                             25,000          25,475(h)
Southern Natural Gas Co.
5.90%       04/01/17                             50,000          50,000(b)
SouthTrust Bank
7.00%       11/15/08                              5,000           5,126(h)
Sovereign Capital Trust VI
7.91%       06/13/36                            155,000         172,501(h)

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------

Sprint Capital Corp.
7.63%       01/30/11                        $   110,000  $      118,142
Stallion Oilfield Finance Corp.
9.75%       02/01/15                             55,000          55,963(b)
Standard Chartered Bank
Hong Kong Ltd.
4.38%       12/03/14                            100,000          97,885(i)
Station Casinos Inc.
7.75%       08/15/16                             15,000          15,394(h)
Stewart Enterprises, Inc.
6.25%       02/15/13                             65,000          63,050(h)
Telecom Italia Capital S.A.
7.20%       07/18/36                             70,000          73,145(h)
Telecom Personal S.A.
9.25%       12/22/10                             55,000          57,544(b)
Tennessee Gas Pipeline Co.
8.38%       06/15/32                             70,000          86,243
The Kroger Co.
6.80%       12/15/18                             52,000          54,149(h)
The Thomson Corp.
5.50%       08/15/35                             47,000          41,989(h)
Time Warner, Inc.
6.88%       05/01/12                              4,000           4,260(h)
TNK-BP Finance S.A.
6.13%       03/20/12                            200,000         198,500(b)
Tronox Worldwide LLC
9.50%       12/01/12                            130,000         137,800(h)
TXU Electric Delivery Co.
5.00%       09/01/07                             48,000          47,915(h)
5.73%       09/16/08                             85,000          84,987(i)
6.38%       05/01/12                             28,000          29,029(h)
Union Pacific Railroad Co.
5.87%       07/02/30                             30,000          30,645(h)
United Overseas Bank Ltd.
4.50%       07/02/13                            100,000          96,409(b,h)
Verizon Pennsylvania Inc.
8.75%       08/15/31                             52,000          64,409(h)
Vitro S.A. de C.V.
9.13%       02/01/17                            100,000         102,500(b,h)
VTB Capital S.A.
5.96%       08/01/08                            130,000         130,065(b,h,i)
6.10%       09/21/07                             50,000          50,000(b,h,i)
Wachovia Corp.
5.63%       10/15/16                            270,000         270,798(h)
Wal-Mart Stores, Inc.
5.25%       09/01/35                             20,000          18,137(h)
Wells Fargo & Co.
5.25%       12/01/07                             36,000          35,972(h)
Wells Fargo Bank NA
5.95%       08/26/36                            170,000         171,366
Westar Energy, Inc.
5.15%       01/01/17                             29,000          27,713(h)
7.13%       08/01/09                             26,000          26,947(h)
Westlake Chemical Corp.
6.63%       01/15/16                            180,000         175,500(h)
Windstream Corp.
7.00%       03/15/19                            200,000         200,000(b)
8.63%       08/01/16                            195,000         213,281

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

STRATEGIC INVESTMENT FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------

Wisconsin Electric Power
3.50%       12/01/07                        $    25,000  $       24,709(h)
5.70%       12/01/36                             40,000          39,041(h)
Wyeth
4.38%       03/01/08                             50,000          49,664(h)
5.95%       04/01/37                            110,000         108,909
                                                             24,730,956

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.6%

Banc of America Funding Corp.
5.74%       03/20/36                             67,717          67,821(h,i)
5.85%       02/20/36                            135,559         136,372(h,i)
Banc of America Mortgage
   Securities (Class B)
5.38%       01/25/36                             67,662          66,783(h,i)
Bank of America Alternative
   Loan Trust
6.50%       07/25/35                            104,813         106,613(h)
Bear Stearns Commercial
   Mortgage Securities
6.02%       02/14/31                             54,000          54,609(h)
Bear Stearns Commercial
   Mortgage Securities (Class A)
5.47%       04/12/38                            600,000         608,270(h,i)
CalSTRS Trust
4.13%       11/20/12                             60,000          59,516(b,h)
Citigroup Mortgage Loan Trust, Inc.
6.08%       08/25/36                            122,588         123,144(h,i)
Countrywide Alternative Loan Trust
5.98%       05/25/36                             24,750          22,151(h,i)
6.00%       03/25/36 - 08/25/36                 103,496          87,919(h)
Countrywide Alternative Loan
   Trust (Class B)
6.00%       05/25/36 - 08/25/36                  54,675          47,485(h)
Countrywide Home Loan Mortgage
   Pass Through Trust (Class M)
5.50%       12/25/35                             43,287          42,157(h)
Credit Suisse Mortgage Capital
   Certificates (Class C)
5.65%       02/25/36                             24,692          24,116(h,i)
Crusade Global Trust (Class A)
5.54%       09/18/34                             11,648          11,678(h,i)
CS First Boston Mortgage
   Securities Corp.
5.25%       07/15/37                            468,420          11,712(b,d,h,i)
5.25%       08/25/34                             54,328          53,843(h)
5.33%       10/25/35                             29,673          28,471(h,i)
DLJ Commercial Mortgage Corp.
6.24%       11/12/31                            140,797         142,453(h)
First Union-Lehman Brothers-
   Bank of America
6.56%       11/18/35                             12,914          13,018(h)
GMAC Commercial Mortgage
   Securities, Inc.
6.42%       05/15/35                            175,843         177,723(h)

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------

GMAC Commercial Mortgage
   Securities, Inc. (Class X)
5.23%       12/10/41                        $   776,971  $       16,292(d,h,i)
Greenwich Capital Commercial
   Funding Corp.
5.12%       04/10/37                             35,182          35,193(h)
Impac CMB Trust (Class A)
6.08%       12/25/33                             15,882          15,882(h,i)
Indymac INDA Mortgage Loan Trust
5.16%       01/25/36                            135,807         132,709(h,i)
Indymac INDA Mortgage
   Loan Trust (Class B)
5.16%       01/25/36                            135,807         135,327(h,i)
Indymac Index Mortgage
   Loan Trust
5.38%       06/25/35                             75,458          74,519(h,i)
JP Morgan Alternative Loan Trust
5.38%       10/25/36                          1,453,831       1,452,291(h,i)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
6.47%       11/15/35                             25,489          26,746(h)
LB-UBS Commercial Mortgage Trust
4.06%       09/15/27                             56,722          55,531(h,i)
5.17%       01/18/12                            591,922          15,794(d,h,i)
5.42%       02/15/40                            500,000         500,916
5.53%       03/15/39                            600,000         608,795(h)
5.66%       03/15/39                            600,000         612,812(h,i)
6.97%       03/15/36                            511,350          14,583(b,d,h,i)
7.23%       02/15/40                            497,067          10,639(b,d,h,i)
LB-UBS Commercial Mortgage
   Trust (Class X)
6.77%       12/15/39                            444,348           7,946(b,d,h,i)
Master Alternative Loans Trust
6.50%       08/25/34 - 05/25/35                 132,934         135,315(h)
Master Alternative Loans
   Trust (Class 3)
6.50%       01/25/35                             56,344          57,436(h)
MLCC Mortgage Investors, Inc.
5.39%       02/25/36                             49,996          49,577(h,i)
Morgan Stanley Capital I
5.28%       12/15/43                            500,000         501,885(h,i)
5.33%       12/15/43                            500,000         497,585(h,i)
5.44%       02/20/44                          1,000,000       1,008,473(b,i)
5.45%       02/20/44                            500,000         501,689(i)
7.11%       04/15/33                             42,721          44,298(h)
Morgan Stanley Capital I (Class A)
5.36%       02/20/44                          1,000,000       1,007,793(i)
Morgan Stanley Dean Witter
   Capital I (Class A)
6.39%       10/15/35                             32,669          34,212(h)
6.54%       02/15/31                             16,524          16,938(h)
Nomura Asset Securities
   Corp. (Class A)
6.59%       03/15/30                             86,429          87,166(h)
Puma Finance Ltd. (Class A)
5.51%       03/25/34                             15,465          15,471(h,i)
5.55%       10/11/34                             18,057          18,048(h,i)

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

STRATEGIC INVESTMENT FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------

Residential Accredit Loans, Inc.
6.00%       01/25/36                        $   334,664  $      328,136(h)
Residential Asset Securitization
   Trust (Class A)
5.50%       05/25/35                            147,572         145,556(h,i)
Structured Asset Securities
   Corp. (Class X)
2.14%       02/25/28                             33,396           1,430(i)
Wachovia Bank Commercial
   Mortgage Trust
5.51%       03/15/45                             29,000          29,334(h)
Wells Fargo Mortgage Backed
   Securities Trust
5.50%       01/25/36 - 03/25/36                 234,669         224,397(h)
Wells Fargo Mortgage Backed
   Securities Trust (Class B)
5.50%       03/25/36                            142,089         137,635(h)
                                                             10,444,203

SOVEREIGN BONDS -- 0.3%

Government of Argentina
9.38%       09/14/18                            100,000         101,050
Government of Bahamas
6.63%       05/15/33                             19,000          21,036(b,h)
Government of Brazil
10.25%      01/10/28                            500,000         235,706
Government of Canada
5.00%       07/17/09                             60,000          60,058(h)
7.50%       09/15/29                            110,000         139,310
Government of Jamaica
8.00%       03/15/39                            100,000         100,250
Government of Manitoba Canada
4.90%       12/06/16                             75,000          74,061(h)
Government of Mexico
7.50%       01/14/12                            155,000         169,500
Government of Panama
6.70%       01/26/36                             75,000          77,850
                                                                978,821
TOTAL BONDS AND NOTES
   (COST $96,375,971)                                        96,231,212

                                                 NUMBER
                                              OF SHARES           VALUE
--------------------------------------------------------------------------------

EXCHANGE TRADED FUNDS -- 1.1%
--------------------------------------------------------------------------------
Financial Select Sector SPDR Fund                23,352         832,032(j,n)
Industrial Select Sector SPDR Fund               96,005       3,412,018(j,n)

TOTAL EXCHANGE TRADED FUNDS
   (COST $3,685,546)                                          4,244,050

TOTAL INVESTMENTS IN SECURITIES
   (COST $358,009,694)                                      390,729,972

--------------------------------------------------------------------------------
                                                 NUMBER
                                              OF SHARES           VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 18.4%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 7.4%

GEI Short Term Investment Fund
5.53%                                        29,710,008  $   29,710,008(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 11.0%

State Street Navigator Securities
   Lending Prime Portfolio
5.35%                                        43,823,427      43,823,427(d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $73,533,435)                                        73,533,435

TOTAL INVESTMENTS
   (COST $431,543,129)                                      464,263,407

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET -- (16.1)%                                   (64,321,496)
                                                         --------------

NET ASSETS -- 100.0%                                     $  399,941,911
                                                         ==============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Institutional Strategic Investment Fund had the following long future contract open at March 31, 2007 (unaudited):

                                          NUMBER      CURRENT       UNREALIZED
                        EXPIRATION          OF        NOTIONAL     APPRECIATION/
DESCRIPTION                DATE          CONTRACTS     VALUE      (DEPRECIATION)
--------------------------------------------------------------------------------
Eurodollar
   Futures            September 2007        35      $8,305,938     $     (1,482)
S&P 500 Index
   Futures               June 2007          21       7,513,800          106,516
U.S. Treasury
   Notes 5 Yr.
   Futures               June 2007          21       2,221,734           (4,724)
                                                                   ------------
                                                                   $    100,310
                                                                   ============

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

Income Fund
--------------------------------------------------------------------------------
                                                                             Q&A

THE INCOME FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES PAUL M. COLONNA, MARK DELANEY, ERIC H. GOULD, WILLIAM M. HEALEY, JAMES F. PALMIERI AND VITA MARIE PIKE. THE TEAM IS LEAD BY MR. COLONNA, WHO IS VESTED WITH OVERSIGHT AUTHORITY. EACH PORTFOLIO MANAGER IS ASSIGNED A CLASS OF ASSETS, THE SIZE OF WHICH ARE DETERMINED BY TEAM CONSENSUS AND ADJUSTED ON A MONTHLY BASIS, IF NECESSARY. ALTHOUGH EACH PORTFOLIO MANAGER MANAGES HIS OR HER ASSET CLASS INDEPENDENT OF THE OTHER TEAM MEMBERS, THE TEAM IS HIGHLY COLLABORATIVE AND COMMUNICATIVE. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 108.

Q. HOW DID THE GE INSTITUTIONAL INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2007?

A. For the six-month period ended March 31, 2007, the GE Institutional Income Fund returned 3.14% for the Investment Class shares and 3.02% for the Service Class shares. The Lehman Brothers Aggregate Bond Index, the Fund's benchmark, returned 2.76% and the Fund's Lipper peer group of 523 Intermediate Investment Grade Debt Funds returned an average of 2.69% for the same period.

Q. REVIEW WHAT HAPPENED IN THE FIXED INCOME MARKETS OVER THE SIX-MONTH PERIOD ENDED MARCH 31, 2007

A. U.S. interest rates moved up and down within a 50 basis point range, mostly reacting to investor expectations around the Federal Reserve rate policy, but finished the six-month period ending March 31, 2007 little changed. The yield curve steepened between 2-year (down 10 bps) and 10-year notes (up 1 bp) to a positive slope of 7 bps after being negative since August 2006. The Federal Reserve left its target for fed funds unchanged at 5.25%, and raised investor hopes for rate cuts when the Federal Open Market Committee (FOMC) omitted the reference to "additional firming" in its March 20/21 statement. The market's interpretation of Fed neutrality was quieted when Chairman Bernanke later, in testimony to Congress, emphasized the committees main concern is still inflation. Non-investment grade sectors outperformed during the period with High Yield returning nearly 7% and Emerging Markets returning 6.3%. Asset-backed securities backed by sub-prime collateral (2.4%) lagged other sectors other than treasuries, which returned 2.2%.

Q.    WHAT WERE THE PRIMARY DRIVERS BEHIND FUND PERFORMANCE?

A. The Fund's performance for the past six months was most positively impacted by the exposure to high yield and emerging market bonds. These sectors each returned in excess of 6% versus a benchmark return of 2.8%. Duration positioning also added to Fund performance, especially in February as rates fell in a flight to quality set off by a large drop in Chinese equities.

[PHOTO OMITTED]

PICTURED TO THE RIGHT:
PAUL M. COLONNA

Income Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2006 - MARCH 31, 2007
---------------------------------------------------------------------------------------------------------------
                                      ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE        EXPENSES PAID
                                   BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)   DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------
   Investment Class                          1,000.00                  1,031.43                   1.17

   Service Class                             1,000.00                  1,030.19                   2.43
---------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------
   Investment Class                          1,000.00                  1,023.51                   1.16

   Service Class                             1,000.00                  1,022.29                   2.42
---------------------------------------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.23% FOR INVESTMENT CLASS AND 0.48% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

**    ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2007 WERE AS
      FOLLOWS: 3.14% FOR INVESTMENT CLASS SHARES, AND 3.02% FOR SERVICE CLASS SHARES.

Income Fund                                                          (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                          Income fund           LB Aggregate Bond Index

11/21/97                   $10,000.00                  $10,000.00
9/98                       $10,921.12                  $10,941.19
9/99                       $10,842.65                  $10,901.15
9/00                       $11,559.12                  $11,663.20
9/01                       $13,038.16                  $13,173.92
9/02                       $14,090.28                  $14,306.41
9/03                       $14,844.46                  $15,080.35
9/04                       $15,346.43                  $15,635.01
9/05                       $15,763.49                  $16,072.03
9/06                       $16,355.14                  $16,661.95
3/07                       $16,869.26                  $17,121.89

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2007
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 11/21/97)
--------------------------------------------------------------------------------
                          SIX     ONE    FIVE    SINCE       ENDING VALUE OF A
                         MONTHS   YEAR   YEAR  INCEPTION  $10,000 INVESTMENT (a)
--------------------------------------------------------------------------------
Income Fund               3.14%  6.54%  5.35%    5.75%            $16,869
--------------------------------------------------------------------------------
LB Aggregate Bond Index   2.76%  6.59%  5.35%    5.93%*           $17,122
--------------------------------------------------------------------------------

SERVICE CLASS SHARES
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                   Income Fund    LB Aggregate Bond Index

9/05                $10,000.00          $10,000.00
12/05               $10,060.16          $10,059.48
3/06                $10,032.77          $ 9,994.42
6/06                $10,011.38          $ 9,986.79
9/06                $10,349.85          $10,367.05
12/06               $10,494.06          $10,495.43
3/07                $10,662.36          $10,653.22

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2007
--------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 09/30/05)
--------------------------------------------------------------------------------
                           SIX    ONE   THREE    SINCE      ENDING VALUE OF A
                         MONTHS   YEAR   YEAR  INCEPTION  $10,000 INVESTMENT (a)
--------------------------------------------------------------------------------
Income Fund               3.02%  6.28%   N/A     4.37%            $10,662
--------------------------------------------------------------------------------
LB Aggregate Bond Index   2.76%  6.59%  3.31%    4.31%*           $10,653
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in debt securities under normal circumstances and invests primarily in a variety of investment grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities, and money market instruments.

SECTOR ALLOCATION AS OF MARCH 31, 2007
--------------------------------------------------------------------------------

Portfolio Composition as a % of the Market Value of $476,953 (in thousands) as of March 31, 2007

[PIE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

Mortgage Backed            29.6%
Short-Term & Others        20.6%
Corporate Notes            19.0%
U.S. Treasuries            18.6%
Asset Backed                8.4%
Federal Agencies            3.3%
Sovereign Bonds             0.5%

QUALITY RATINGS AS OF MARCH 31, 2007
as a % of Market Value (unaudited)
--------------------------------------------------------------------------------
          MOODY'S/S&P/                                            PERCENTAGE OF
         FITCH RATING**                                           MARKET VALUE
--------------------------------------------------------------------------------
           Aaa / AAA                                                  79.17%
--------------------------------------------------------------------------------
            Aa / AA                                                    3.51%
--------------------------------------------------------------------------------
             A / A                                                     5.30%
--------------------------------------------------------------------------------
            Below A                                                    6.15%
--------------------------------------------------------------------------------
       Ba / BB and lower                                               5.87%
--------------------------------------------------------------------------------
         NR / Other***                                                 0.00%
--------------------------------------------------------------------------------

AN INVESTMENT IN THE GE INSTITUTIONAL INCOME FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

  * INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

 ** MOODY'S INVESTORS SERVICES INC, STANDARD & POOR'S AND FITCH ARE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

***   LESS THAN 0.01%

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

INCOME FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 104.1%+
--------------------------------------------------------------------------------

U.S. TREASURIES -- 27.0%

U.S. Treasury Bonds
4.50%       02/15/36                        $ 8,861,000     $ 8,366,025(j)
U.S. Treasury Notes
4.63%       11/15/09 - 02/15/17              45,435,000      45,491,222(j)
4.75%       02/28/09 - 01/31/12              34,505,000      34,678,232(j)
                                                             88,535,479

FEDERAL AGENCIES -- 4.8%

Federal Home Loan Mortgage Corp.
4.88%       02/09/10                         10,840,000      10,862,582
5.00%       02/16/17                          4,750,000       4,746,324(j)
                                                             15,608,906

AGENCY MORTGAGE BACKED -- 28.0%

Federal Home Loan Mortgage Corp.
4.50%       06/01/33 - 02/01/35                 631,849         594,247(h)
5.00%       07/01/35 - 10/01/35               1,505,553       1,456,396(h)
5.50%       05/01/20                            156,065         156,359(h)
6.00%       04/01/17 - 11/01/36               1,971,803       1,997,499(h)
6.50%       01/01/27 - 08/01/36               2,148,080       2,205,458(h)
7.00%       10/01/16 - 08/01/36                 503,303         520,974(h)
7.50%       01/01/08 - 09/01/33                  75,238          78,042(h)
8.00%       11/01/30                             55,678          58,738(h)
8.50%       04/01/30 - 05/01/30                  88,007          94,508(h)
9.00%       12/01/16                              5,042           5,386(h)
9.50%       04/01/21                                445             482(h)
Federal National Mortgage Assoc.
4.00%       05/01/19 - 06/01/19                 626,140         591,837(h)
4.50%       05/01/18 - 02/01/35               4,294,612       4,128,161(h)
5.00%       06/01/20 - 08/01/35               2,794,585       2,716,323(h)
5.02%       07/01/35                          1,390,322       1,389,412(h,i)
5.11%       08/01/35                            872,724         874,112(h,i)
5.34%       04/01/37                            389,035         388,792(d,i)
5.35%       04/01/37                            340,070         341,930(d,i)
5.37%       04/01/37                            428,820         431,634(d,i)
5.42%       04/01/37                            463,610         466,652(d,i)
5.44%       04/01/37                             35,275          35,495(i)
5.50%       03/01/14 - 08/01/35               2,312,323       2,311,092(h)
5.53%       04/01/37                            152,380         153,332(i)
5.56%       03/01/37                             33,765          33,976(i)
5.61%       10/01/24                            113,930         115,905(h,i)
5.69%       04/01/37                            319,145         321,140(i)
5.71%       04/01/37                          1,253,720       1,265,381(i)
6.00%       02/01/14 - 08/01/35               5,678,619       5,733,634(h)
6.50%       07/01/17 - 08/01/36               4,865,203       4,986,319(h)
7.00%       08/01/13 - 06/01/36               1,509,874       1,565,504(h)
7.50%       12/01/09 - 03/01/34                 626,761         653,074(h)
8.00%       12/01/12 - 11/01/33                 279,638         294,675(h)

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------

8.50%       05/01/31                        $    13,571     $    14,606(h)
9.00%       06/01/09 - 12/01/22                  77,008          80,723(h)
5.00%       TBA                              15,505,645      14,996,845(c)
5.50%       TBA                              22,643,000      22,403,443(c)
6.00%       TBA                               7,650,000       7,735,174(c)
6.50%       TBA                               3,625,000       3,697,500(c)
Government National
   Mortgage Assoc.
4.50%       08/15/33 - 09/15/34               1,148,530       1,092,704(h)
5.00%       08/15/33                            210,233         204,964(h)
6.00%       04/15/27 - 09/15/36               1,065,561       1,080,455(h)
6.50%       04/15/19 - 09/15/36                 953,480         979,444(h)
7.00%       03/15/12 - 10/15/36                 615,164         638,337(h)
7.50%       01/15/23 - 10/15/33                 113,189         118,100(h)
8.00%       02/15/30 - 09/15/30                   2,623           2,728(h)
8.50%       10/15/17                             20,832          22,143(h)
9.00%       11/15/16 - 12/15/21                 128,241         137,831(h)
5.50%       TBA                               2,580,000       2,565,488(c)
                                                             91,736,954

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.4%

Collateralized Mortgage Obligation
   Trust (Class B)
5.88%       11/01/18                              2,320           1,981(d,f,h)
Federal Home Loan Mortgage Corp.
1.13%       04/15/37                          1,305,000          69,736
1.33%       10/15/18                            872,052          52,510(g,h,i)
1.83%       12/15/30                          1,857,299          84,739(g,h,i)
1.88%       09/15/36                          1,262,649          92,923(g,i)
2.46%       09/15/36                          1,155,651         106,717(g,h,i)
3.22%       10/15/33                            373,840         290,050(h,i)
3.98%       12/15/33                            231,580         196,215(h,i)
4.00%       02/15/21                            452,205          62,955(g,h)
4.50%       04/15/13 - 12/15/20               2,864,188         354,552(g,h)
5.00%       03/15/11 - 12/01/34               8,574,043       1,540,662(g,h)
5.10%       06/15/33                            699,435         682,751(h,i)
5.50%       04/15/17 - 06/15/33                 844,111         156,621(g,h)
5.50%       12/15/32 - 12/15/36               3,321,149       3,302,669
7.50%       01/15/16                             73,755          75,995(h)
7.50%       07/15/27                             24,479           4,842(g,h)
8.00%       04/15/20                                800             799(h)
8.00%       02/01/23 - 07/01/24                  23,294           5,007(g,h)
24.17%      04/25/37                          2,610,000         141,103(d)
24.26%      09/25/43                          2,777,199          31,511(d,g,h,i)
Federal Home Loan
   Mortgage STRIPS
6.34%       08/01/27                              5,314           4,276(d,f,h)
Federal National Mortgage Assoc
   STRIPS (Class 1)
4.69%       11/01/34                            288,787         219,961(d,f,h)
Federal National Mortgage Assoc
   STRIPS (Class 2)
7.50%       11/01/23                            129,720          30,631(g,h)
8.00%       08/01/23 - 07/01/24                  49,161          11,226(g,h)
8.50%       03/01/17 - 07/25/22                   5,289           1,190(g,h)
9.00%       05/25/22                              1,662             456(g,h)

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

INCOME FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------

Federal National Mortgage Assoc.
1.13%       04/25/37                        $ 1,177,365     $    62,548
1.19%       12/25/42                            640,909          12,117(g,h,i)
1.45%       03/25/37                          1,037,559          69,387(g,i)
1.68%       10/25/29                            637,645          36,127(g,h,i)
1.78%       12/25/30                            918,650          43,744(g,h,i)
1.88%       06/25/36 - 02/25/37              12,848,362         832,874(g,h,i)
2.18%       05/25/18                            884,576          66,793(g,h,i)
2.28%       09/25/42                          1,701,220          91,972(g,h,i)
2.33%       04/25/17 - 10/25/17               1,363,632          79,343(g,h,i)
2.38%       08/25/16                            413,206          17,874(g,h,i)
2.78%       06/25/42                            546,241          36,359(g,h,i)
3.56%       09/25/31                            432,232         400,120(h,i)
4.00%       02/25/28                             38,191          37,527(h)
4.50%       05/25/18                            281,179          25,086(g,h)
4.75%       11/25/14                            156,601           9,147(g,h)
5.00%       08/25/17 - 02/25/32                 306,502          32,545(g,h)
5.50%       03/25/33                            255,000         254,079
5.67%       04/24/37                            255,000         256,912
8.00%       07/25/14                            171,972         173,971(h)
Federal National Mortgage
   Assoc.  (Class S)
1.78%       02/25/31                            607,734          30,842(g,h,i)
Federal National Mortgage
   Assoc.  REMIC
1.88%       01/25/37                          3,096,142         185,151(g,h,i)
4.50%       11/25/13                            400,047          14,704(g,h)
4.91%       03/25/31                            605,431         597,751(h,i)
5.00%       10/25/22                            284,351          41,024(g,h)
Federal National Mortgage Assoc.
   REMIC (Class B)
5.73%       12/25/22                              1,631           1,365(d,f,h)
Federal National Mortgage Assoc.
   REMIC (Class J)
1080.91%    03/25/22                                 17             150(g,h)
Federal National Mortgage Assoc.
   REMIC (Class K)
1008.00%    05/25/22                                 28             800(g,h)
Federal National Mortgage Assoc.
   STRIPS (Class 2)
5.00%       08/01/34                            493,107         117,294(g)
                                                             11,049,684

ASSET BACKED -- 5.1%

Accredited Mortgage Loan
   Trust (Class A)
5.62%       07/25/34                             82,789          82,961(h,i)
Bank One Issuance Trust
3.59%       05/17/10                            121,740         120,771(h)
Bear Stearns Asset Backed
   Securities Inc. (Class A)
5.69%       01/25/34                             52,644          52,762(h,i)
Capital One Master Trust
   (Class C)
6.70%       06/15/11                            304,000         309,609(b,h)
Carmax Auto Owner Trust
4.35%       03/15/10                            301,000         297,945(h)

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------

Chase Funding Mortgage Loan
   Asset-Backed Certificates
5.82%       03/25/32                        $    56,587     $    56,609(h,i)
Citibank Credit Card Issuance
   Trust
4.45%       04/07/10                            339,000         335,684(h)
CNH Equipment Trust (Class A)
5.48%       12/15/10                            127,112         127,258(b,h,i)
Countrywide Asset-Backed
   Certificates (Class A)
5.59%       05/25/36                             44,551          44,577(h,i)
5.88%       08/25/32                             11,605          11,608(h,i)
Countrywide Home Equity Loan
   Trust (Class A)
5.55%       07/15/27                             50,116          50,120(h,i)
Discover Card Master Trust I
   (Class A)
5.35%       04/17/12                          4,000,000       4,007,682(h,i)
First Franklin Mortgage Loan
   Asset
   Backed Certificates
5.60%       01/25/35                              6,121           6,121(h,i)
Fleet Home Equity Loan
   Trust (Class A)
5.57%       01/20/33                            196,601         196,777(h,i)
Ford Credit Floorplan Master
   Owner Trust (Class A)
5.36%       07/15/09                          2,700,000       2,699,590(h,i)
GSAA Trust
5.38%       10/25/36                          2,439,005       2,438,787(h,i)
Honda Auto Receivables Owner
   Trust (Class A)
4.15%       10/15/10                            327,588         323,699(h)
Mid-State Trust
7.54%       07/01/35                              6,091           6,514(h)
Peco Energy Transition Trust
6.52%       12/31/10                            238,000         248,581(h)
Residential Asset Mortgage
   Products, Inc.
5.56%       03/25/34                              9,693           9,699(h,i)
5.65%       12/25/33                             28,863          28,878(h,i)
Residential Asset Securities
   Corp.
5.82%       07/25/32                             23,073          23,077(h,i)
Residential Asset Securities
   Corp. (Class A)
4.16%       07/25/30                            131,062         129,427(h,i)
5.90%       06/25/33                             20,484          20,486(h,i)
6.06%       01/25/33                             66,812          66,834(h,i)
SLM Student Loan Trust
   (Class A)
5.40%       06/15/18                            313,614         313,823(h,i)
Superior Wholesale Inventory
   Financing Trust (Class A)
5.50%       06/15/10                          4,000,000       4,011,889(h,i)
Volkswagen Auto Lease
   Trust (Class A)
3.94%       10/20/10                            201,000         199,672(h)
Wachovia Asset Securitization
   Inc. (Class A)
5.54%       06/25/34                            202,494         202,619(h,i)
Wells Fargo Home Equity Trust
3.97%       05/25/34                            151,701         148,275(h,i)
                                                             16,572,334

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

62

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Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------

CORPORATE NOTES -- 26.2%

Abbey National PLC
7.95%       10/26/29                         $  370,000     $   460,603(h)
Abbott Laboratories
5.88%       05/15/16                            745,000         769,943(h)
AES Ironwood LLC
8.86%       11/30/25                            709,795         798,520(h)
Air Jamaica Ltd.
9.38%       07/08/15                            330,000         354,750(b,h)
Allergan, Inc.
5.75%       04/01/16                            320,000         324,616(h)
Allied Waste North America
   Inc. (Series B)
7.13%       05/15/16                            510,000         518,925(h)
Allied World Assurance Holdings Ltd.
7.50%       08/01/16                            255,000         273,631(h)
Allstate Life Global Funding Trusts
3.85%       01/25/08                            299,000         295,436(h)
American Electric Power
   Company, Inc.
4.71%       08/16/07                             74,500          74,281(h,k)
American Electric Power
   Company, Inc. (Series C)
5.38%       03/15/10                            665,000         668,466(h)
American Electric Power
   Company, Inc. (Series D)
5.25%       06/01/15                            289,000         284,382(h)
American General Corp.
7.50%       08/11/10                            212,000         227,081(h)
American International Group, Inc.
6.25%       05/01/36                            380,000         398,817(h)
American Railcar Industries, Inc.
7.50%       03/01/14                            100,000         102,750(b)
AmerisourceBergen Corp.
5.88%       09/15/15                            380,000         377,015
Anadarko Petroleum Corp.
6.45%       09/15/36                            255,000         252,281
Aramark Corp.
8.50%       02/01/15                            330,000         343,200(b,h)
Archstone-Smith Operating Trust
3.00%       06/15/08                            540,000         526,194(h)
Arizona Public Service Co.
6.25%       08/01/16                            290,000         298,344(h)
AvalonBay Communities, Inc. (REIT)
5.75%       09/15/16                            190,000         192,562(h)
Axtel S.A. de C.V.
7.63%       02/01/17                            205,000         201,925(b,h)
BAC CAP TRUST V
5.63%       03/08/35                            376,000         350,188(h)
Banco BMG S.A.
9.15%       01/15/16                            200,000         214,500(b,h)
Banco Mercantil del Norte S.A.
6.14%       10/13/16                            200,000         201,531(b,h,i)
Banco Santander Chile
5.38%       12/09/14                            381,000         379,903(b,h)
Bank of America Corp.
5.75%       08/15/16                            230,000         233,910(h)

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------

Bank of America NA
5.30%       03/15/17                         $  370,000     $   365,368
Bear Stearns Companies, Inc.
5.55%       01/22/17                            165,000         161,881(h)
BellSouth Corp.
4.20%       09/15/09                            600,000         587,245(h)
6.55%       06/15/34                            356,000         365,511(h)
Bertin Ltda
10.25%      10/05/16                            165,000         181,087(b,h)
10.25%      10/05/16                            180,000         198,000
BJ Services Co.
5.75%       06/01/11                            290,000         293,564(h)
BNP US Funding LLC (Series A)
7.74%       12/31/49                            174,000         176,261(b,h,i)
Bristol-Myers Squibb Co.
5.88%       11/15/36                            250,000         245,281(h)
British Telecommunications PLC
8.63%       12/15/10                            115,000         128,375(h)
9.13%       12/15/30                            507,000         697,699
Burlington Northern Santa Fe Corp.
8.13%       04/15/20                            550,000         651,307(h)
Cablevision Systems Corp.
8.00%       04/15/12                             70,000          71,050(h)
Cadbury Schweppes US Finance LLC
3.88%       10/01/08                             81,000          79,300(b,h)
Cap Cana S.A.
9.63%       11/03/13                            190,000         198,550(b,h)
Capital One Bank
6.50%       06/13/13                            139,000         145,283(h)
Capital One Capital III
7.69%       08/15/36                            430,000         464,138(h)
Carolina Power & Light Co.
5.15%       04/01/15                            179,000         175,784(h)
5.70%       04/01/35                             92,000          88,387(h)
6.13%       09/15/33                            241,000         245,249(h)
CBS Corp.
5.63%       05/01/07                             43,000          43,005(h)
CCSA Finance Ltd.
7.88%       05/17/16                            155,000         165,462(b,h)
Cerveceria Nacional
   Dominicana C por A
8.00%       03/27/14                            190,000         193,325(b)
Chaoda Modern Agriculture
7.75%       02/08/10                            330,000         334,125(b,h)
Chesapeake Energy Corp.
6.88%       01/15/16                            460,000         465,750(h)
CIT Group, Inc.
5.13%       09/30/14                            380,000         368,072(h)
Clarendon Alumina Production Ltd.
8.50%       11/16/21                            585,000         627,412(b,h)
CNA Financial Corp.
6.50%       08/15/16                            405,000         419,489(h)
Comcast Cable Communications
   Holdings, Inc.
9.46%       11/15/22                            117,000         153,042(h)
Comcast Corp.
5.88%       02/15/18                            380,000         381,811(h)

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

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Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------

Commonwealth Bank of Australia
6.02%       03/29/49                         $  280,000     $   281,987(b,h,i)
ConocoPhillips Canada Funding Co.
5.95%       10/15/36                            380,000         384,674(h)
Consumers Energy Co.
5.15%       02/15/17                            238,000         229,173(h)
Countrywide Home Loans, Inc.
5.63%       05/15/07                            317,000         317,086(h)
Coventry Health Care, Inc.
5.95%       03/15/17                            250,000         248,657
COX Communications, Inc.
7.75%       11/01/10                            295,000         318,445
CRH America, Inc.
6.00%       09/30/16                            195,000         197,672(h)
CSX Transportation, Inc.
9.75%       06/15/20                            146,000         193,013(h)
DaimlerChrysler NA Holding Corp.
4.05%       06/04/08                            250,000         246,717(h)
4.75%       01/15/08                            250,000         248,822(h)
DBS Bank Ltd.
5.00%       11/15/19                            443,000         432,030(b,h,i)
Delhaize America, Inc.
8.13%       04/15/11                            445,000         486,755(h)
Detroit Edison Co. (Series B)
5.45%       02/15/35                            401,000         374,312(h)
Devon OEI Operating Inc.
4.38%       10/01/07                            141,000         140,240(h)
Digicel Ltd.
9.25%       09/01/12                            330,000         348,150(b)
Dominion Resources, Inc. (Series B)
6.30%       09/30/66                            715,000         728,006(h,i)
Dover Corp.
6.50%       02/15/11                            225,000         235,249(h)
6.65%       06/01/28                            155,000         169,128(h)
Dresdner Funding Trust I
8.15%       06/30/31                            255,000         303,480(b,h)
Duke Energy Corp.
5.38%       01/01/09                            125,000         125,312(h)
Echostar DBS Corp.
7.00%       10/01/13                          1,062,000       1,093,860(h)
EI Du Pont de Nemours & Co.
4.88%       04/30/14                            255,000         248,011(h)
El Paso Production Holding Co.
7.75%       06/01/13                            355,000         370,975(h)
Embarq Corp.
7.08%       06/01/16                            290,000         295,587(h)
Empresa Energetica de Sergipe and
   Sociedade Anonima de
   Eletrificaao da Paraiba
10.50%      07/19/13                            205,000         226,525(b,h)
Federated Retail Holdings Inc.
5.35%       03/15/12                            225,000         224,660
FirstEnergy Corp. (Series B)
6.45%       11/15/11                            640,000         670,823(h)
FPL Group Capital, Inc. (Series B)
5.55%       02/16/08                            500,400         500,920(h)

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------

Freeport-McMoRan Copper &
   Gold, Inc.
8.38%       04/01/17                         $  430,000     $   464,937
Galaxy Entertainment Finance
   Company Ltd.
9.88%       12/15/12                            135,000         147,150(h)
10.35%      12/15/10                            135,000         142,594(b,h,i)
Gaz Capital for Gazprom
6.21%       11/22/16                            245,000         245,122(b,h)
6.51%       03/07/22                            585,000         593,775(b)
Georgia Gulf Corp.
9.50%       10/15/14                            510,000         489,600(b,h)
Gol Finance
7.50%       04/03/17                            360,000         353,786(b)
Goldman Sachs Group, Inc.
6.60%       01/15/12                            635,000         669,605
Greater Bay Bancorp
5.25%       03/31/08                            515,000         513,927(h)
Greentown China Holdings Ltd.
9.00%       11/08/13                            190,000         194,750(b,h)
GS Caltex Corp.
5.50%       10/15/15                            384,000         381,415(b,h)
GTE Corp.
6.94%       04/15/28                            384,000         407,239(h)
7.51%       04/01/09                            250,000         260,396(h)
Harrah's Operating Company, Inc.
5.38%       12/15/13                            520,000         460,935
HCA Inc.
9.13%       11/15/14                            460,000         491,625(b,h)
Hexion US Finance Corp.
9.75%       11/15/14                            655,000         686,931(b,h)
Home Depot, Inc.
5.25%       12/16/13                            380,000         377,370(h)
Hospira,Inc.
5.55%       03/30/12                            395,000         395,427
HSBC Bank USA NA
4.63%       04/01/14                            375,000         358,998
HSBC Capital Funding LP
4.61%       12/29/49                            368,000         351,077(b,h,i)
HSBC Capital Funding LP (Series 1)
9.55%       12/31/49                            162,000         182,160(b,h,i)
HSBC Finance Corp.
6.50%       11/15/08                            528,000         538,659(h)
HSBC Holdings PLC
6.50%       05/02/36                            100,000         105,667(h)
Hutchison Whampoa Finance
   CI Ltd. (Series C)
7.50%       08/01/27                            845,000         968,602(b,h)
Hydro Quebec
8.50%       12/01/29                            180,000         250,293(h)
IBM Canada Credit Services Co.
3.75%       11/30/07                            212,000         210,113(b,h)
Idearc Inc.
8.00%       11/15/16                            655,000         673,831(b,h)
IIRSA Norte Finance Ltd.
8.75%       05/30/24                            245,000         287,875(b,h)

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

INCOME FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------

Industrias Unidas S.A.
11.50%      11/15/16                         $  340,000     $   362,950(b,h)
ING Capital Funding TR III
8.44%       12/29/49                            318,000         351,660(h,i)
International Business
   Machines Corp.
3.80%       02/01/08                            250,000         247,219(h)
4.75%       11/29/12                            300,000         295,390(h)
International Steel Group Inc.
6.50%       04/15/14                            335,000         348,301
IPSCO, Inc.
8.75%       06/01/13                            280,000         298,200(h)
IRSA Inversiones y
   Representaciones S.A.
8.50%       02/02/17                            330,000         328,350(b,j)
ISA Capital do Brasil S.A.
8.80%       01/30/17                            330,000         350,625(b,j)
iStar Financial, Inc. (REIT)
4.88%       01/15/09                            128,000         126,941(h)
7.00%       03/15/08                            170,000         172,160(h)
JBS S.A.
9.38%       02/07/11                            240,000         252,600
10.50%      08/04/16                            155,000         176,312(b,h)
JP Morgan Chase & Co.
7.00%       11/15/09                            805,000         842,005(h)
JP Morgan Chase Bank
5.88%       06/13/16                            635,000         652,680
Kansas Gas & Electric
5.65%       03/29/21                            198,000         194,965(h)
Kazkommerts International
7.50%       11/29/16                            345,000         334,219(b,h)
Kimco Realty Corp. (REIT)
4.82%       06/01/14                            250,000         239,914(h)
Kinder Morgan Energy Partners LP
5.13%       11/15/14                            295,000         285,597(h)
Kraft Foods, Inc.
5.25%       06/01/07                            256,000         255,852(h)
Landsbanki Islands
6.06%       08/25/09                            300,000         303,858(b,h,i)
Lehman Brothers Holdings, Inc.
5.75%       07/18/11                            200,000         203,906(h)
LIN Television Corp.
6.50%       05/15/13                            505,000         494,269
Lloyds TSB Group PLC
6.27%       12/31/49                            250,000         245,691(b,h,i)
MacDermid, Inc.
9.13%       07/15/11                            660,000         691,766
Majestic Star Casino LLC
9.50%       10/15/10                            695,000         728,881(h)
Marfrig Overseas Ltd.
9.63%       11/16/16                            245,000         255,412(b)
Markel Corp.
7.35%       08/15/34                            245,000         262,533(h)
Marsh & McLennan Companies, Inc.
5.50%       07/13/07                          1,000,000       1,000,203(h,i)
MBIA, Inc.
5.70%       12/01/34                            205,000         195,093

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------

Mediacom LLC
9.50%       01/15/13                         $  505,000     $   520,781(h)
Merck & Company, Inc.
5.75%       11/15/36                            170,000         164,916(h)
Merrill Lynch & Company, Inc.
6.05%       05/16/16                            160,000         163,995(h)
Metropolitan Life Global Funding I
4.25%       07/30/09                            460,000         452,427(b,h)
Midamerican Energy Holdings Co.
6.13%       04/01/36                            245,000         244,470(h)
Mohegan Tribal Gaming Authority
8.00%       04/01/12                            646,000         670,225(h)
Morgan Stanley
6.60%       04/01/12                            510,000         538,463
Motorola, Inc.
4.61%       11/16/07                            374,900         372,861(h)
MUFG Capital Finance 1 Ltd.
6.35%       07/29/49                            245,000         250,007(h,i)
NAK Naftogaz Ukrainy
8.13%       09/30/09                            200,000         201,636
Nakilat Inc.
6.07%       12/31/33                            390,000         376,147(b,h)
6.27%       12/31/33                            330,000         325,142(b,h)
National Power Corp.
9.63%       05/15/28                            255,000         321,619(h)
Nelnet, Inc.
5.13%       06/01/10                            461,000         450,334(h)
Nevada Power Co. (Series N)
6.65%       04/01/36                            130,000         135,474(h)
New Cingular Wireless Services Inc.
8.75%       03/01/31                            417,000         539,744(h)
News America, Inc.
7.25%       05/18/18                            531,000         589,104(h)
Nisource Finance Corp.
5.45%       09/15/20                            290,000         274,274(h)
7.88%       11/15/10                            130,000         141,004(h)
Norfolk Southern Corp.
6.00%       04/30/08                             55,000          55,348(h)
8.63%       05/15/10                            380,000         415,866(h)
Norfolk Southern Railway Co.
9.75%       06/15/20                            261,000         350,757(h)
Nortel Networks Ltd.
10.75%      07/15/16                            330,000         366,300(b,h)
Northeast Utilities (Series B)
3.30%       06/01/08                            235,000         229,857(h)
Northern States Power Co.
6.25%       06/01/36                            115,000         123,046(h)
NorthWestern Corp.
5.88%       11/01/14                            412,000         406,420(h)
NRG Energy, Inc.
7.38%       01/15/17                            130,000         133,412(h)
Ohio Power Co. (Series E)
6.60%       02/15/33                            121,000         128,140(h)
ONEOK Partners LP
5.90%       04/01/12                            490,000         501,381(h)
OPTI Canada Inc.
8.25%       12/15/14                            660,000         686,400(b,h)

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

INCOME FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------

Pacific Bell
7.13%       03/15/26                         $  135,000     $   143,935(h)
Pacific Gas & Electric Co.
5.80%       03/01/37                            250,000         242,017
6.05%       03/01/34                            189,000         188,200(h)
PanAmSat Corp.
9.00%       08/15/14                            554,000         599,705(h)
Pemex Finance Ltd.
9.03%       02/15/11                            532,000         567,224(h)
9.69%       08/15/09                            430,000         453,353(h)
Pemex Project Funding Master Trust
6.13%       08/15/08                            650,000         655,479(h)
7.38%       12/15/14                            325,000         359,112(h)
7.88%       02/01/09                            150,000         156,462
Pepco Holdings, Inc.
5.50%       08/15/07                            386,000         385,849(h)
Petrobras International Finance Co.
6.13%       10/06/16                            640,000         652,800(h)
Playtex Products, Inc.
8.00%       03/01/11                            330,000         344,850(h)
Potomac Edison Co.
5.35%       11/15/14                            178,000         175,044(h)
Prudential Financial, Inc.
5.70%       12/14/36                            380,000         363,652(h)
Prudential Holdings LLC (Series C)
8.70%       12/18/23                            295,000         371,417(b,h)
Public Service Company of Colorado
7.88%       10/01/12                            405,000         454,518(h)
Puget Sound Energy, Inc.
3.36%       06/01/08                            232,000         226,688(h)
5.48%       06/01/35                            250,000         228,044(h)
6.27%       03/15/37                            115,000         116,121(h)
Pulte Homes, Inc.
4.88%       07/15/09                            300,000         294,536(h)
Quebecor World Inc.
9.75%       01/15/15                            990,000       1,039,500(b,h)
Rabobank Capital Funding II
5.26%       12/31/49                            543,000         528,312(b,h,i)
Rabobank Capital Funding Trust
5.25%       12/29/49                            320,000         308,449(b,h,i)
Ranhill Labuan Ltd.
12.50%      10/26/11                            215,000         212,850(b,h)
Rede Empresas de Energia Eletrica S.A.
11.13%      04/02/49                            400,000         408,000(b)
Reichhold Industries, Inc.
9.00%       08/15/14                            325,000         328,250(b,h)
Residential Capital LLC
6.38%       06/30/10                            510,000         509,840
6.46%       04/17/09                            510,000         508,104(i)
Resona Bank Ltd.
5.85%       09/29/49                            300,000         298,534(b,h,i)
Rock-Tenn Co.
8.20%       08/15/11                            715,000         757,900
Roseton Danskammer (Series B)
7.67%       11/08/16                            500,000         530,000(h)

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------

Rouse Company LP (REIT)
6.75%       05/01/13                         $  300,000     $   305,740(b,h)
Royal Bank of Scotland Group PLC
5.00%       10/01/14                            290,000         283,897(h)
Sabine Pass LNG LP
7.50%       11/30/16                            650,000         654,875(b)
Security Benefit Life Insurance
8.75%       05/15/16                            265,000         309,871(b)
Simon Property Group, L.P. (REIT)
4.60%       06/15/10                            257,000         252,641(h)
Skandinaviska Enskilda Banken AB
7.50%       03/29/49                            295,000         309,415(b,h,i)
Smith International, Inc.
6.00%       06/15/16                            195,000         198,704(h)
Southern Natural Gas Co.
5.90%       04/01/17                            170,000         169,999(b)
Sovereign Capital Trust VI
7.91%       06/13/36                            555,000         617,666(h)
Sprint Capital Corp.
7.63%       01/30/11                            380,000         408,128
Stallion Oilfield Finance Corp.
9.75%       02/01/15                            200,000         203,500(b)
Standard Chartered Bank
   Hong Kong Ltd.
4.38%       12/03/14                            420,000         411,117(i)
Station Casinos Inc.
7.75%       08/15/16                             50,000          51,312(h)
Stewart Enterprises, Inc.
6.25%       02/15/13                            315,000         305,550(h)
Telecom Italia Capital S.A.
7.20%       07/18/36                            255,000         266,457(h)
Telecom Personal S.A.
9.25%       12/22/10                            200,000         209,250(b)
Tennessee Gas Pipeline Co.
8.38%       06/15/32                            255,000         314,172
The Kroger Co.
6.80%       12/15/18                            244,000         254,083(h)
The Thomson Corp.
5.50%       08/15/35                            250,000         223,344(h)
Time Warner, Inc.
6.88%       05/01/12                             21,000          22,365(h)
TNK-BP Finance S.A.
6.13%       03/20/12                            250,000         248,125(b)
6.63%       03/20/17                            180,000         178,650(b)
TransCapitalInvest Ltd.
5.67%       03/05/14                            500,000         492,569(b)
Tronox Worldwide LLC
9.50%       12/01/12                            460,000         487,600(h)
TXU Electric Delivery Co.
5.00%       09/01/07                            257,000         256,545(h)
5.73%       09/16/08                            305,000         304,954(i)
6.38%       05/01/12                            111,000         115,080(h)
Union Pacific Railroad Co.
5.87%       07/02/30                            195,000         199,192(h)
United Overseas Bank Ltd.
4.50%       07/02/13                            395,000         380,817(b,h)

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

INCOME FUND

Schedule of Investments                               March 31, 2007 (unaudited)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------

Verizon Pennsylvania Inc.
8.75%       08/15/31                           $250,000     $   309,657(h)
Vitro S.A. de C.V.
9.13%       02/01/17                            205,000         210,125(b,j)
VTB Capital S.A.
5.96%       08/01/08                            320,000         320,160(b,h,i)
6.10%       09/21/07                            310,000         310,000(b,h,i)
Wachovia Corp.
5.63%       10/15/16                            885,000         887,617(h)
Wal-Mart Stores, Inc.
5.25%       09/01/35                            180,000         163,233(h)
Wells Fargo & Co.
5.25%       12/01/07                             41,000          40,969(h)
Wells Fargo Bank NA
5.95%       08/26/36                            150,000         151,205(h)
Westar Energy, Inc.
5.15%       01/01/17                            165,000         157,679(h)
7.13%       08/01/09                            135,000         139,918(h)
Westlake Chemical Corp.
6.63%       01/15/16                            630,000         614,250(h)
Windstream Corp.
7.00%       03/15/19                            640,000         640,000(b)
8.63%       08/01/16                            715,000         782,031
Wisconsin Electric Power
3.50%       12/01/07                            298,000         294,525(h)
5.70%       12/01/36                             95,000          92,722(h)
Wyeth
4.38%       03/01/08                            300,000         297,981(h)
5.95%       04/01/37                            395,000         391,083
                                                             85,913,315
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.8%

Banc of America Commercial
   Mortgage Inc.
5.32%       10/10/11                            373,000         375,032(h)
Banc of America Funding Corp.
5.74%       03/20/36                            207,067         207,384(h,i)
5.85%       02/20/36                            345,444         347,515(h,i)
Banc of America Mortgage
   Securities (Class B)
5.33%       10/25/35                            128,521         124,897(h,i)
5.38%       01/25/36                            215,482         212,768(h,i)
5.56%       02/25/36                            158,490         157,398(h,i)
Bank of America Alternative
   Loan Trust
6.50%       07/25/35                            269,045         273,664(h)
Bear Stearns Commercial
   Mortgage Securities
5.41%       03/11/39                            171,604         173,719(h,i)
5.48%       10/12/41                            619,000         626,119(h,i)
5.53%       10/12/41                            619,000         626,977(h,i)
6.02%       02/14/31                            424,000         428,779(h)
CalSTRS Trust
4.13%       11/20/12                            687,000         681,459(b,h)
Citigroup Mortgage Loan Trust, Inc.
6.08%       08/25/36                            431,328         433,284(h,i)

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------

Countrywide Alternative Loan Trust
5.98%       05/25/36                         $   79,201     $    70,885(h,i)
6.00%       03/25/36 - 08/25/36                 379,738         322,045(h)
Countrywide Alternative Loan
   Trust (Class B)
6.00%       05/25/36 - 08/25/36                 238,596         210,580(h)
Countrywide Asset-Backed
   Certificates
5.60%       11/25/35                            434,343         434,711(h,i)
Countrywide Home Loan Mortgage
   Pass Through Trust (Class M)
5.50%       12/25/35                            191,841         186,832(h)
Credit Suisse Mortgage
   Capital Certificates
5.47%       09/15/39                            549,000         552,086(h)
Credit Suisse Mortgage Capital
   Certificates (Class C)
5.65%       02/25/36                             93,830          91,642(h,i)
Crusade Global Trust (Class A)
5.54%       09/18/34                             61,787          61,944(h,i)
CS First Boston Mortgage
   Securities Corp.
1.50%       03/15/35                          6,883,399         254,192(b,h,i)
5.25%       08/25/34                            189,243         187,555(h)
5.25%       07/15/37                          5,773,039         144,346(b,d,h,i)
5.33%       10/25/35                            192,869         185,057(h,i)
6.13%       04/15/37                          1,285,560       1,335,017(h)
DLJ Commercial Mortgage Corp.
6.24%       11/12/31                            243,551         246,415(h)
First Union-Lehman Brothers-
   Bank of America
6.56%       11/18/35                            257,565         259,633(h)
GMAC Commercial Mortgage
   Securities, Inc.
6.42%       05/15/35                          1,070,464       1,081,909(h)
6.47%       04/15/34                            204,404         212,831(h)
GMAC Commercial Mortgage
   Securities, Inc. (Class X)
5.23%       12/10/41                          8,849,049         185,552(d,h,i)
Greenwich Capital Commercial
   Funding Corp.
5.12%       04/10/37                            448,472         448,613(h)
Impac CMB Trust (Class A)
5.58%       10/25/35                            564,980         565,665(h,i)
6.08%       12/25/33                             88,167          88,167(h,i)
Indymac INDA Mortgage Loan Trust
5.16%       01/25/36                            127,818         124,903(h,i)
Indymac INDA Mortgage Loan
   Trust (Class B)
5.16%       01/25/36                            127,818         127,366(h,i)
Indymac Index Mortgage Loan Trust
5.38%       06/25/35                            326,577         322,516(h,i)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
1.12%       01/12/39                          5,131,480         175,339(b,h,i)
6.47%       11/15/35                            339,248         355,979(h)

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

INCOME FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------------

LB-UBS Commercial Mortgage Trust
4.06%       09/15/27                        $   740,820   $    725,267(h,i)
5.17%       01/18/12                          7,611,453        203,099(d,h,i)
5.26%       09/15/39                            610,000        612,978(h)
5.42%       02/15/40                            267,000        267,489
5.46%       01/15/36                          2,297,267        149,471(b,d,h)
6.23%       03/15/26                            138,204        140,593(h)
6.97%       03/15/36                          6,036,222        172,149(b,d,h,i)
7.09%       10/15/35                          2,020,399         84,572(b,d,h,i)
7.23%       02/15/40                          6,388,971        136,748(b,d,h,i)
LB-UBS Commercial Mortgage
   Trust (Class A)
6.13%       12/15/30                            285,400        296,438(h)
6.65%       11/15/27                          1,427,276      1,499,870(h)
LB-UBS Commercial Mortgage
   Trust (Class B)
6.65%       07/14/16                             65,000         68,754(b,h)
LB-UBS Commercial Mortgage
   Trust (Class X)
5.24%       09/15/39                         17,242,000        566,479(d,h,i)
6.77%       12/15/39                          3,866,949         69,148(b,d,h,i)
Master Alternative Loans Trust
5.00%       08/25/18                            267,954         41,533(g,h)
6.50%       08/25/34 - 05/25/35               1,089,758      1,109,065(h)
Master Alternative Loans Trust (Class 3)
6.50%       01/25/35                            284,027        289,530(h)
Merrill Lynch Mortgage Trust (Class A)
5.62%       05/12/39                            840,000        856,102(h,i)
MLCC Mortgage Investors, Inc.
5.39%       02/25/36                            175,865        174,392(h,i)
Morgan Stanley Capital I
5.28%       12/15/43                            254,000        254,958(h,i)
5.33%       12/15/43                            254,000        252,773(h,i)
5.39%       11/12/41                            694,000        690,602(h,i)
5.44%       02/20/44                          1,000,000      1,008,473(b,i)
5.45%       02/20/44                            281,000        281,949(i)
5.71%       07/20/44                            200,000        204,662(h)
7.11%       04/15/33                            440,132        456,378(h)
Morgan Stanley Capital I (Class A)
5.36%       02/20/44                            343,000        345,673(i)
Morgan Stanley Dean Witter
   Capital I (Class A)
6.39%       10/15/35                            471,800        494,086(h)
6.54%       02/15/31                            218,396        223,870(h)
Puma Finance Ltd. (Class A)
5.51%       03/25/34                            306,664        306,791(h,i)
5.55%       10/11/34                            140,482        140,408(h,i)
Residential Accredit Loans, Inc.
6.00%       01/25/36                            314,225        308,095(h)
6.02%       01/25/36                             99,409        100,506(h,i)
Residential Funding
   Mortgage Security I
5.75%       01/25/36                            214,580        209,276(h)
Residential Mortgage Securities
5.43%       08/10/30                            548,360        548,360(b,h,i)
Structured Asset Securities
   Corp. (Class X)
2.14%       02/25/28                             51,241          2,194(i)

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------------

Wachovia Bank Commercial
   Mortgage Trust
5.51%       03/15/45                        $   859,000   $    868,884(h)
5.68%       05/15/43                            615,000        625,883(h,i)
Wells Fargo Mortgage Backed
   Securities Trust
5.39%       08/25/35                            486,269        477,876(h,i)
5.50%       01/25/36                            315,370        303,677(h)
Wells Fargo Mortgage Backed
   Securities Trust (Class B)
5.50%       03/25/36                            435,146        421,506(h)
                                                            28,891,332

SOVEREIGN BONDS -- 0.8%

Government of Argentina
8.28%       12/31/33                                  1              1
9.38%       09/14/18                            190,000        191,995
Government of Bahamas
6.63%       05/15/33                            253,000        280,114(b,h)
Government of Brazil
10.25%      01/10/28                          1,040,000        490,269
Government of Canada
7.50%       09/15/29                            380,000        481,251
Government of Jamaica
8.00%       03/15/39                            245,000        245,613
Government of Manitoba Canada
4.90%       12/06/16                            260,000        256,745(h)
Government of Mexico
7.50%       01/14/12                            255,000        278,855
Government of Panama
6.70%       01/26/36                            260,000        269,880
                                                             2,494,723

TOTAL BONDS AND NOTES
   (COST $343,750,821)                                     340,802,727

--------------------------------------------------------------------------------
SECURITIES PURCHASED WITH COLLATERAL FROM
SECURITIES ON LOAN -- 11.5%
--------------------------------------------------------------------------------

ASSET BACKED -- 7.2%

AESOP Funding II LLC (Class A)
5.44%       04/20/10                          2,000,000      2,003,628(b,i)
Chase Credit Card Master Trust (Class A)
5.43%       07/15/10                            491,000        491,606(i)
CNH Wholesale Master Note
   Trust (Class A)
5.43%       06/15/11                          2,000,000      2,001,179(i)
Countrywide Asset-Backed
   Certificates
5.43%       06/25/35                          2,480,052      2,479,875(i)
5.75%       05/25/33                              2,449          2,449(i)
Countrywide Asset-Backed
   Certificates (Class 2)
5.92%       06/25/33                                555            556(i)
Countrywide Asset-Backed
   Certificates (Class A)
5.72%       03/25/33                             66,430         66,436(i)

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

INCOME FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------------

Discover Card Master Trust I (Class A)
5.34%       05/15/11                        $   828,000   $    828,271(i)
First Franklin Mortgage Loan Asset
   Backed Certificates
5.50%       09/25/35                            828,000        828,170(i)
First Franklin Mortgage Loan Asset
   Backed Certificates (Class M)
5.77%       03/25/35                          2,000,000      2,001,903(i)
Fleet Credit Card Master
   Trust II (Class A)
5.46%       04/15/10                          2,200,000      2,201,665(i)
Fleet Home Equity Loan
   Trust (Class A)
5.57%       01/20/33                             78,422         78,492(i)
Ford Credit Floorplan Master
   Owner Trust (Class A)
5.36%       07/15/09                          2,680,000      2,679,593(i)
GMAC Mortgage Corp. Loan Trust
5.41%       08/25/35                          1,000,000        999,802(i)
GSAMP Trust
5.43%       05/25/36                          1,237,474      1,237,474(b,i)
5.47%       12/25/35                            276,000        276,064(i)
Hertz Vehicle Financing LLC
5.41%       05/25/08                          1,000,000      1,000,000(b,i)
Long Beach Mortgage Loan Trust
5.60%       09/25/35                          1,515,869      1,517,454(i)
Option One Mortgage Loan
   Trust (Class A)
5.74%       02/25/33                            789,287        789,676(i)
Residential Asset Mortgage
   Products, Inc.
5.59%       12/25/33                            400,421        401,668(i)
Residential Asset Mortgage
   Products, Inc. (Class A)
5.88%       06/25/32                             10,221         10,223(i)
Saxon Asset Securities Trust
5.55%       05/25/35                            261,787        261,880(i)
Structured Asset Investment
   Loan Trust
5.49%       04/25/35                          1,087,143      1,087,441(i)
Structured Asset Securities Corp.
5.52%       02/25/35                            460,252        460,486(i)
                                                            23,705,991

CORPORATE NOTES -- 1.4%

Countrywide Financial Corp.
5.51%       09/02/08                          2,200,000      2,199,859(i)
Prudential Financial, Inc.
5.49%       06/13/08                          2,276,000      2,280,400(i)
                                                             4,480,259

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.9%

Banc of America Large Loan
5.53%       03/15/22                          3,414,000      3,414,863(b,i)
Countrywide Asset-Backed Certificates
5.60%       11/25/35                            434,343        434,711(i)
Crusade Global Trust (Class A)
5.54%       09/18/34                            176,897        177,348(i)

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------------

Granite Master Issuer PLC
5.44%       12/20/54                        $   942,700   $    943,160(i)
Granite Mortgages PLC (Class 1)
5.54%       01/20/43                             76,800         76,861(i)
Impac CMB Trust (Class A)
6.08%       12/25/33                             34,176         34,176(i)
Interstar Millennium Trust (Class A)
5.56%       03/14/36                            111,152        111,342(i)
JP Morgan Alternative Loan Trust
5.38%       08/25/36                            571,647        571,645(i)
Lehman Brothers Floating Rate
   Commercial Mortgage Trust
5.49%       10/15/17                            517,994        518,009(b,i)
MortgageIT Trust (Class 1)
5.58%       05/25/35                          2,297,109      2,295,826(i)
National RMBS Trust
5.46%       03/20/34                            198,118        198,134(i)
Residential Accredit Loans, Inc.
5.62%       03/25/34                             89,788         89,950(i)
Thornburg Mortgage Securities
   Trust (Class A)
5.66%       04/25/43                             66,974         67,027(i)
Washington Mutual Inc.
5.66%       01/25/45                            652,701        654,145(i)
                                                             9,587,197

TOTAL SECURITIES PURCHASED WITH
   COLLATERAL FROM SECURITIES ON LOAN
   (COST $37,773,392)                                       37,773,447

TOTAL INVESTMENTS IN SECURITIES
   (COST $381,524,213)                                     378,576,174

                                                 NUMBER
                                              OF SHARES          VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 30.0%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 11.5%

GEI Short Term Investment Fund
5.53%                                        37,633,878     37,633,878(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 18.5%

GEI Short Term Investment Fund
5.53%                                        60,743,285     60,743,285(d,l)

TOTAL SHORT-TERM INVESTMENTS
   (COST $98,377,163)                                       98,377,163

TOTAL INVESTMENTS
   (COST $479,901,376)                                     476,953,337

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET -- (45.6)%                                 (149,449,294)
                                                          ------------

NET ASSETS -- 100.0%                                      $327,504,043
                                                          ============

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

INCOME FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Institutional Income Fund had the following long futures contracts open at March 31, 2007 (unaudited):

                                          NUMBER       CURRENT
                         EXPIRATION         OF        NOTIONAL       UNREALIZED
DESCRIPTION                 DATE        CONTRACTS      VALUE        DEPRECIATION
--------------------------------------------------------------------------------

Euro Dollar
   Futures             September 2007      123      $ 29,189,438     $  (5,112)

U.S. Treasury
   Notes 5 Yr.
   Futures                June 2007        122        12,907,219       (24,382)
                                                                     ---------
                                                                     $ (29,494)
                                                                     =========

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

Money Market Fund
--------------------------------------------------------------------------------
                                                                             Q&A

THE MONEY MARKET FUND IS MANAGED BY DONALD J. DUNCAN. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 108.

Q. HOW DID THE GE INSTITUTIONAL MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND THE LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2007?

A. For the six-month period ended March 31, 2007, the GE Institutional Money Market Fund returned 2.58% for the Investment Class shares and 2.46% for the Service Class shares. The 90-day U.S. Treasury Bill, the Fund's benchmark, returned 2.48% and the Fund's Lipper peer group of 360 money market Funds returned an average of 2.48% for the same period.

Q. REVIEW WHAT HAPPENED IN THE FIXED INCOME MARKET OVER SIX-MONTH PERIOD ENDED MARCH 31, 2007

A. U.S. interest rates moved up and down within a 50 basis point range, mostly reacting to investor expectations around the Federal Reserve rate policy, but finished the six-month period ending March 31, 2007 little changed. The yield curve steepened between 2-year (down 10 bps) and 10-year notes (up 1 bp) to a positive slope of 7 bps after being negative since August 2006. The Federal Reserve left its target for fed funds unchanged at 5.25%, and raised investor hopes for rate cuts when the Federal Open Market Committee (FOMC) omitted the reference to "additional firming" in its March 20/21 statement. The market's interpretation of Fed neutrality was quieted when Chairman Bernanke later, in testimony to Congress, emphasized the committees main concern is still inflation. Non-investment grade sectors outperformed during the period with High Yield returning nearly 7% and Emerging Markets returning 6.3%. Asset-backed securities backed by sub-prime collateral (2.4%) lagged other sectors other than treasuries, which returned 2.2%.

Q.    WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. A key strategy in the Fund has been to position the average maturity given our outlook for monetary policy. The average maturity of the Fund was lengthened to take advantage of higher rates, with the expectation that the Federal Reserve would remain on hold during this period.

[PHOTO OMITTED]

PICTURED TO THE RIGHT:
DONALD J. DUNCAN

Money Market Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2006 - MARCH 31, 2007
--------------------------------------------------------------------------------------------------------
                                ACCOUNT VALUE AT THE      ACCOUNT VALUE AT THE         EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)   DURING THE PERIOD ($)*
--------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
--------------------------------------------------------------------------------------------------------
   Investment Class                   1,000.00                   1,025.78                   1.21
   Service Class                      1,000.00                   1,024.56                   2.42
--------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
--------------------------------------------------------------------------------------------------------
   Investment Class                   1,000.00                   1,023.46                   1.21
   Service Class                      1,000.00                   1,022.29                   2.42
--------------------------------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.24% FOR INVESTMENT CLASS AND 0.48% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

**    ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2007 WERE AS
      FOLLOWS: 2.58% FOR INVESTMENT CLASS SHARES, AND 2.46% FOR SERVICE CLASS SHARES.

Money Market Fund                                                    (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                         Money Market Fund                   90 Day T-Bill

12/2/97                     $10,000.00                        $10,000.00
9/98                        $10,453.23                        $10,423.59
9/99                        $10,967.80                        $10,899.03
9/00                        $11,627.79                        $11,526.58
9/01                        $12,222.08                        $12,048.65
9/02                        $12,456.90                        $12,262.86
9/03                        $12,605.24                        $12,401.99
9/04                        $12,731.03                        $12,540.82
9/05                        $13,027.71                        $12,884.75
9/06                        $13,621.34                        $13,473.12
3/07                        $13,972.52                        $13,807.69

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2007
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 12/02/97)
--------------------------------------------------------------------------------
                       SIX     ONE    FIVE      SINCE       ENDING VALUE OF A
                     MONTHS   YEAR    YEAR    INCEPTION   $10,000 INVESTMENT (a)
--------------------------------------------------------------------------------
Money Market Fund    2.58%    5.14%   2.50%     3.65%            $13,973
--------------------------------------------------------------------------------
90 Day T-Bill        2.48%    4.99%   2.57%     3.52%*           $13,808
--------------------------------------------------------------------------------

SERVICE CLASS SHARES+
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                         Money Market Fund                   90 Day T-Bill

9/05                        $10,000.00                        $10,000.00
12/05                       $10,088.33                        $10,097.41
3/06                        $10,188.68                        $10,207.46
6/06                        $10,306.00                        $10,327.99
9/06                        $10,429.90                        $10,456.64
12/06                       $10,561.45                        $10,585.35
3/07                        $10,686.07                        $10,716.30

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2007
--------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 09/30/05)
--------------------------------------------------------------------------------
                       SIX    ONE     THREE     SINCE       ENDING VALUE OF A
                     MONTHS   YEAR     YEAR    INCEPTION  $10,000 INVESTMENT (a)
--------------------------------------------------------------------------------
Money Market Fund    2.46%    4.88%    N/A     4.53%***          $10,686
--------------------------------------------------------------------------------
90 Day T-Bill        2.48%    4.99%   3.48%    4.72%*            $10,716
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term, U.S. dollar denominated money market instruments.

SECTOR ALLOCATION AS OF MARCH 31, 2007
--------------------------------------------------------------------------------

Portfolio Composition as a % of the Market Value of $32,751 (in thousands) as of March 31, 2007

[PIE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

Commercial Paper                                     37.3%
Corporate Notes                                      24.7%
Repurchase Agreements                                19.1%
Certificates of Deposit                              18.4%
Time Deposit                                          0.5%

FUND YIELD AT MARCH 31, 2007
--------------------------------------------------------------------------------
                                                   FUND       IBC'S MONEY FUND**
--------------------------------------------------------------------------------
7-DAY CURRENT                                     5.13%++           4.75%
--------------------------------------------------------------------------------
7-DAY EFFECTIVE                                   5.26%             4.87%
--------------------------------------------------------------------------------

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

**    IBC'S MONEY FUND REPORT PROVIDES AVERAGE YIELD OF ALL MAJOR MONEY MARKET
      FUNDS.

AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

+ THE SERVICE CLASS SHARES HAD A FULL REDEMPTION DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 2002, AND AS A RESULT DID NOT HAVE ANY INVESTMENT ACTIVITIES SINCE THEN UNTIL IT WAS RESTARTED ON SEPTEMBER 30, 2005.

++ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT MARCH 31, 2007.

* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

*** THE "SINCE INCEPTION" PERFORMANCE RESULTS SHOWN IS FOR THE PERIOD BETWEEN OCTOBER 1, 2005 TO MARCH 31, 2007, ON AN ANNUALIZED BASIS. THE "SINCE INCEPTION" PERFORMANCE RESULTS FOR THE PERIOD BETWEEN JANUARY 3, 2001 TO SEPTEMBER 30, 2002 WAS 3.13% ON AN ANNUALIZED BASIS.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MONEY MARKET FUND

Schedule of Investments                               March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                MONEY MARKET FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    PRINCIPAL     AMORTIZED
                                                       AMOUNT          COST
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 99.1%
--------------------------------------------------------------------------------

COMMERCIAL PAPER -- 37.0%

Bank of America Corp.
5.23%       05/24/07                              $ 1,640,000   $ 1,627,380
Barclays PLC
5.24%       05/14/07                                1,600,000     1,589,986
Bear Stearns Companies
5.23%       06/14/07                                  750,000       741,937
Citibank Credit Card Issuance Trust
5.24%       06/22/07                                  500,000       494,032
Citigroup Funding Inc.
5.25%       04/25/07                                1,000,000       996,500
Dexia DEL LLC
5.24%       05/07/07                                1,000,000       994,765
ING Group
5.22%       06/08/07                                  650,000       643,597
Jupiter Securitization Corp.
5.27%       04/27/07                                1,000,000       996,194
Sheffield Receivables Corp.
5.25%       05/14/07                                1,000,000       993,729
UBS AG
5.23%       06/04/07                                1,640,000     1,624,766
Windmill Funding Corp.
5.25%       04/13/07                                1,530,000     1,527,322
                                                                 12,230,208

REPURCHASE AGREEMENTS -- 19.0%

Deutsche Bank
   5.38% - 5.45%, date 03/30/07, to be
   repurchased at $6,272,817 on 04/02/07
   collateralized by $6,395,400 U.S. Government
   Agency Bond, coupon rate 5.00%,
   maturing 07/01/35                                6,270,000     6,270,000
                                                                  6,270,000

CORPORATE NOTES -- 24.5%

American Express Bank
5.40%       11/21/07                                1,210,000     1,210,859(i)
Canadian Imperial Bank
5.32%       03/20/08                                  460,000       460,000
Goldman Sachs Group LP
5.45%       09/14/07                                1,280,000     1,280,894(b,i)
Greenwich Capital Holdings Inc.
5.28%       11/09/07                                1,500,000     1,500,000
HSBC Finance Corp.
5.40%       06/01/07                                1,240,000     1,240,172(i)
Morgan Stanley Group Inc.
5.36%       02/01/08                                1,395,000     1,395,749(i)
Societe Generale
5.38%       03/27/08                                1,000,000     1,000,000
                                                                  8,087,674

--------------------------------------------------------------------------------
                                                    PRINCIPAL     AMORTIZED
                                                       AMOUNT          COST
--------------------------------------------------------------------------------

TIME DEPOSIT -- 0.4%

State Street Corp.
4.85%       04/02/07                              $   153,611   $   153,611(e)

CERTIFICATES OF DEPOSIT -- 18.2%

Calyon
5.24%       05/04/07                                  780,000       780,000
5.34%       05/04/07                                1,060,000     1,060,000
Credit Suisse First Boston
5.28%       04/09/07                                1,000,000     1,000,000
Deutsche Bank A.G.
5.35%       08/07/07                                  500,000       500,000
Dresdner Bank AG
5.30%       10/09/07 - 01/10/08                       700,000       700,000
Royal Bank of Canada N Y Branch
5.30%       04/05/07                                  970,000       970,000
Toronto-Dominion Bank
5.31%       07/09/07                                1,000,000     1,000,000
                                                                  6,010,000

TOTAL SHORT-TERM INVESTMENTS
   (COST $32,751,493)                                            32,751,493

OTHER ASSETS AND LIABLITIES,
   NET -- 0.9%                                                      302,734
                                                                -----------
NET ASSETS -- 100.0%                                            $33,054,227
                                                                ===========

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

Notes to Schedules of Investments                     March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)   Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities amounted to $8,751,006; $36,985,716 and $1,280,894 or 2.19%, 11.29% and 3.88% of net
      assets for the Strategic Investment Fund, Income Fund and Money Market Fund respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)   Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At March 31, 2007, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at March 31, 2007.

(j)   All or a portion of security out on loan.

(k)   Step coupon bond. Security becomes interest bearing at a future date.

(l) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GEI Short Term Investment Fund.

(m) General Electric Co. is the parent company of GE Asset Management Incorporated, the Fund's investment advisor.

(n) Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(o)   Managed by SSgA Funds Management, Inc., the Fund's sub-adviser.

+     Percentages are based on net assets as of March 31, 2007.

*     Less than 0.1%.

Abbreviations:

ADR     American Depository Receipt

GDR     Global Depository Receipt

REGD.   Registered

REIT    Real Estate Investment Trust

REMIC   Real Estate Mortgage Investment Conduit

SPDR    Standard and Poors Depository Receipt

STRIPS  Separate Trading of Registered Interest and Principal of Security

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------

                                                                              U.S.
                                                                            EQUITY
                                                                              FUND
                                       ---------------------------------------------------------------------------------
                                                                        INVESTMENT
                                                                          CLASS
                                       ---------------------------------------------------------------------------------
                                             3/31/07+     9/30/06      9/30/05    9/30/04       9/30/03        9/30/02
                                       ---------------------------------------------------------------------------------
INCEPTION DATE                                    --           --           --         --            --       11/25/97

Net asset value, beginning of
   period                                  $   13.29   $    12.07   $    11.13   $  10.20   $      8.54    $     10.43
INCOME (LOSS) FROM INVESTMENT
   OPERATIONS:
   Net investment income                        0.13         0.17         0.19       0.13          0.11(b)        0.11
   Net realized and unrealized
     gains (losses) on investments              0.67         1.22         0.91       0.91          1.65          (1.88)
------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS                        0.80         1.39         1.10       1.04          1.76          (1.77)
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                        0.21         0.17         0.16       0.11          0.10           0.12
   Net realized gains                           0.58           --           --         --            --             --
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                             0.79         0.17         0.16       0.11          0.10           0.12
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $   13.30   $    13.29   $    12.07   $  11.13   $     10.20    $      8.54
========================================================================================================================
TOTAL RETURN (a)                                6.06%       11.67%        9.89%     10.24%        20.70%        (17.28%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in
     thousands)                            $ 595,263   $  553,358   $  381,472   $346,065   $   302,846    $   200,647
   Ratios to average net assets:
     Net investment income*                     1.84%        1.43%        1.65%      1.18%         1.17%          1.02%
     Expenses*                                  0.37%        0.37%        0.37%      0.37%         0.38%          0.38%
     Portfolio turnover rate                      26%          56%          42%        29%           27%            51%

                                                                              U.S.
                                                                            EQUITY
                                                                              FUND
                                       ---------------------------------------------------------------------------------
                                                                               SERVICE
                                                                                CLASS
                                       ---------------------------------------------------------------------------------
                                             3/31/07+     9/30/06      9/30/05    9/30/04       9/30/03        9/30/02
                                       ---------------------------------------------------------------------------------
INCEPTION DATE                                    --           --           --         --            --         1/3/01

Net asset value, beginning of
   period                                  $   13.27   $    12.05   $    11.11   $  10.18   $      8.52    $     10.41
INCOME (LOSS) FROM INVESTMENT
   OPERATIONS:
   Net investment income                        0.11         0.15         0.16       0.10          0.09(b)        0.09
   Net realized and unrealized
     gains (losses) on
     investments                                0.67         1.21         0.91       0.92          1.64          (1.89)
------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS                        0.78         1.36         1.07       1.02          1.73          (1.80)
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                        0.18         0.14         0.13       0.09          0.07           0.09
   Net realized gains                           0.58           --           --         --            --             --
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                             0.76         0.14         0.13       0.09          0.07           0.09
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $   13.29   $    13.27   $    12.05   $  11.11   $     10.18    $      8.52
========================================================================================================================
TOTAL RETURN (a)                                5.92%       11.41%        9.63%     10.02%        20.38%        (17.53%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in
     thousands)                            $  33,862   $   28,140   $   26,171   $ 24,348   $    22,033    $    18,087
   Ratios to average net assets:
     Net investment income*                     1.61%        1.19%        1.43%      0.93%         0.93%          0.76%
     Expenses*                                  0.61%        0.62%        0.62%      0.62%         0.63%          0.63%
     Portfolio turnover rate                      26%          56%          42%        29%           27%            51%

See Notes to Financial Highlights and Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                  S&P 500
                                                                                    INDEX
                                                                                     FUND
                                      ---------------------------------------------------------------------------------------------
                                                                   INVESTMENT                                        SERVICE
                                                                     CLASS                                            CLASS
                                      ---------------------------------------------------------------------    --------------------
                                         3/31/07+     9/30/06     9/30/05   9/30/04     9/30/03     9/30/02     3/31/07+   9/30/06
                                      ---------------------------------------------------------------------    --------------------
INCEPTION DATE                                --           --          --        --          --    11/25/97          --    9/30/05

Net asset value, beginning of
   period                             $    12.81  $     11.80  $    10.71  $   9.59   $    7.80   $   10.05    $  12.79   $  11.80
INCOME (LOSS) FROM INVESTMENT
   OPERATIONS:
   Net investment income                    0.11         0.22        0.23      0.17        0.16        0.11        0.01       0.24
   Net realized and unrealized
     gains (losses) on investments          0.83         1.01        1.06      1.13        1.73       (2.13)       0.91       0.96
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS                    0.94         1.23        1.29      1.30        1.89       (2.02)       0.92       1.20
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                    0.20         0.22        0.20      0.18        0.10        0.23        0.19       0.21
   Net realized gains                         --           --          --        --          --          --          --         --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         0.20         0.22        0.20      0.18        0.10        0.23        0.19       0.21
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period        $    13.55  $     12.81  $    11.80  $  10.71   $    9.59   $    7.80    $  13.52   $  12.79
===================================================================================================================================
TOTAL RETURN (a)                            7.33%       10.53%      12.08%    13.62%      24.34%     (20.74%)      7.11%     10.39%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in
     thousands)                       $  137,444  $   111,143  $  102,607  $ 91,628   $  81,601   $  74,867    $    491   $     47
   Ratios to average net assets:
     Net investment income*                 1.91%        1.82%       1.96%     1.57%       1.63%       1.45%       1.69%      1.59%
     Expenses*                              0.15%        0.15%       0.15%     0.15%       0.15%       0.15%       0.40%      0.40%
     Portfolio turnover rate                   4%          12%         12%       13%         16%         59%          4%        12%

                                                                                  VALUE
                                                                                 EQUITY
                                                                                   FUND
                                      ---------------------------------------------------------------------------------------------
                                                                   INVESTMENT                                       SERVICE
                                                                      CLASS                                          CLASS
                                      ---------------------------------------------------------------------    --------------------
                                         3/31/07+     9/30/06     9/30/05   9/30/04     9/30/03     9/30/02     3/31/07+   9/30/06
                                      ---------------------------------------------------------------------    --------------------
INCEPTION DATE                                --           --          --        --          --      2/2/00          --    9/30/05

Net asset value, beginning of
   period                             $    11.49  $     10.40  $     9.51  $   8.49   $    7.18   $    8.71    $  11.47   $  10.40
INCOME (LOSS) FROM INVESTMENT
   OPERATIONS:
   Net investment income                    0.13         0.18        0.23      0.12        0.11        0.10        0.04       0.15
   Net realized and unrealized
     gains (losses) on
     investments                            0.75         1.09        0.86      1.01        1.32       (1.53)       0.82       1.10
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS                    0.88         1.27        1.09      1.13        1.43       (1.43)       0.86       1.25
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                    0.23         0.18        0.20      0.11        0.12        0.10        0.21       0.18
   Net realized gains                       0.88           --          --        --          --          --        0.88         --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         1.11         0.18        0.20      0.11        0.12        0.10        1.09       0.18
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period        $    11.26  $     11.49  $    10.40  $   9.51   $    8.49   $    7.18    $  11.24   $  11.47
===================================================================================================================================
TOTAL RETURN (a)                            7.75%       12.42%      11.48%    13.38%      20.13%     (16.65%)      7.58%     12.16%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in
     thousands)                       $   96,196  $    91,030  $   86,267  $134,299   $ 126,580   $  91,475    $     35   $     14
   Ratios to average net assets:
     Net investment income*                 2.20%        1.55%       1.88%     1.41%       1.43%       1.25%       1.92%      1.32%
     Expenses*                              0.43%        0.44%       0.43%     0.41%       0.42%       0.42%       0.68%      0.67%
     Portfolio turnover rate                  21%          52%         36%       45%         35%         36%         21%        52%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------

                                                                                           SMALL-CAP
                                                                                              EQUITY
                                                                                                FUND
                                                ------------------------------------------------------------------------------------
                                                                           INVESTMENT                                  SERVICE
                                                                              CLASS                                     CLASS
                                                ---------------------------------------------------------------   ------------------
                                                  3/31/07+   9/30/06    9/30/05    9/30/04   9/30/03    9/30/02   3/31/07+  9/30/06
                                                ---------------------------------------------------------------   ------------------
INCEPTION DATE                                         --         --         --         --        --     8/3/98        --   9/30/05

Net asset value, beginning of period            $   15.41  $   14.71  $   12.87  $   10.99  $  10.14    $ 12.20   $ 15.38  $  14.71
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                             0.06       0.07       0.11       0.03      0.05(b)    0.04     (0.01)     0.05
   Net realized and unrealized gains
     (losses) on investments                         1.62       0.96       2.54       1.94      0.98      (0.18)     1.66      0.94
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
   OPERATIONS                                        1.68       1.03       2.65       1.97      1.03      (0.14)     1.65      0.99
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                             0.08       0.06       0.09       0.03      0.03       0.08      0.05      0.05
   Net realized gains                                1.10       0.27       0.72       0.06      0.15       1.84      1.10      0.27
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                  1.18       0.33       0.81       0.09      0.18       1.92      1.15      0.32
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $   15.91  $   15.41  $   14.71  $   12.87  $  10.99    $ 10.14   $ 15.88  $  15.38
====================================================================================================================================
TOTAL RETURN (a)                                    11.24%      7.13%     21.11%     17.97%    10.37%     (3.13%)   11.08%     6.87%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)     $ 739,258  $ 632,992  $ 368,178  $ 206,327  $ 98,463    $18,773   $    33  $     16
   Ratios to average net assets:
     Net investment income*                          0.70%      0.53%      0.79%      0.32%     0.50%      0.34%     0.45%     0.28%
     Expenses*                                       0.61%      0.61%      0.61%      0.62%     0.66%      0.70%     0.86%     0.86%
     Portfolio turnover rate                           40%        47%        33%       107%      111%       145%       40%       47%

See Notes to Financial Highlights and Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                   INTERNATIONAL
                                                                                          EQUITY
                                                                                            FUND
                                                      ------------------------------------------------------------------------
                                                                                    INVESTMENT
                                                                                      CLASS
                                                      ------------------------------------------------------------------------
                                                          3/31/07+     9/30/06    9/30/05    9/30/04    9/30/03      9/30/02
                                                      ------------------------------------------------------------------------
INCEPTION DATE                                                 --           --         --         --         --     11/25/97

Net asset value, beginning of period                  $     15.11  $     12.72  $   10.22  $    8.52  $    6.93    $    8.36
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                     0.05         0.24       0.19       0.15       0.14(b)      0.10
   Net realized and unrealized gains (losses) on
     investments                                             2.26         2.33       2.47       1.67       1.57        (1.41)
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS               2.31         2.57       2.66       1.82       1.71        (1.31)
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                     0.24         0.18       0.16       0.12       0.12         0.12
   Net realized gains                                        0.13           --         --         --         --           --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                          0.37         0.18       0.16       0.12       0.12         0.12
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $     17.05  $     15.11  $   12.72  $   10.22  $    8.52    $    6.93
==============================================================================================================================
TOTAL RETURN (a)                                            15.39%       20.39%     26.26%     21.53%     25.04%      (16.00%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)           $ 1,831,187  $ 1,377,877  $ 738,984  $ 511,858  $ 349,983    $ 263,346
   Ratios to average net assets:
     Net investment income*                                  0.98%        2.04%      1.85%      1.73%      1.82%        1.29%
     Expenses*                                               0.56%        0.56%      0.57%      0.57%      0.59%        0.59%
     Portfolio turnover rate                                   15%          26%        52%        32%        42%          40%

                                                                                    INTERNATIONAL
                                                                                           EQUITY
                                                                                             FUND
                                                      ------------------------------------------------------------------------
                                                                                        SERVICE
                                                                                         CLASS
                                                      ------------------------------------------------------------------------
                                                          3/31/07+     9/30/06    9/30/05    9/30/04    9/30/03      9/30/02
                                                      ------------------------------------------------------------------------
INCEPTION DATE                                                 --           --         --         --         --       1/3/01

Net asset value, beginning of period                  $     15.06  $     12.69  $   10.19  $    8.50  $    6.91    $    8.34
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                       --         0.17       0.16       0.14       0.12(b)      0.07
   Net realized and unrealized gains (losses) on
     investments                                             2.29         2.35       2.48       1.66       1.57        (1.40)
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS               2.29         2.52       2.64       1.80       1.69        (1.33)
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                     0.21         0.15       0.14       0.11       0.10         0.10
   Net realized gains                                        0.13           --         --         --         --           --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                          0.34         0.15       0.14       0.11       0.10         0.10
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $     17.01  $     15.06  $   12.69  $   10.19  $    8.50    $    6.91
==============================================================================================================================
TOTAL RETURN (a)                                            15.30%       20.02%     26.05%     21.23%     24.80%      (16.34%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)           $    22,099  $    16,352  $   8,096  $   6,032  $   4,289    $   2,781
   Ratios to average net assets:
     Net investment income*                                  0.75%        1.68%      1.61%      1.52%      1.56%        1.04%
     Expenses*                                               0.81%        0.81%      0.82%      0.82%      0.84%        0.84%
     Portfolio turnover rate                                   15%          26%        52%        32%        42%          40%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------

                                                                                          PREMIER
                                                                                           GROWTH
                                                                                      EQUITY FUND
                                                         --------------------------------------------------------------------------
                                                                                        INVESTMENT
                                                                                          CLASS
                                                         --------------------------------------------------------------------------
                                                          3/31/07+     9/30/06     9/30/05     9/30/04     9/30/03       9/30/02
                                                         --------------------------------------------------------------------------
INCEPTION DATE                                                   --          --          --          --          --      10/29/99

Net asset value, beginning of period                     $    10.96   $   10.46   $    9.59   $    9.02   $    7.14     $    8.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                       0.04        0.08        0.10        0.05        0.04(b)       0.02
   Net realized and unrealized gains (losses) on
     investments                                               0.53        0.49        0.86        0.56        1.86         (1.32)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                 0.57        0.57        0.96        0.61        1.90         (1.30)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                       0.08        0.07        0.09        0.04        0.02          0.04
   Net realized gains                                          0.05          --          --          --          --            --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                            0.13        0.07        0.09        0.04        0.02          0.04
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $    11.40   $   10.96   $   10.46   $    9.59   $    9.02     $    7.14
===================================================================================================================================

TOTAL RETURN (a)                                               5.24%       5.47%       9.97%       6.79%      26.71%       (15.45%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)              $  477,835   $ 455,088   $ 332,148   $ 335,473   $ 218,716     $ 124,665
   Ratios to average net assets:
     Net investment income*                                    0.60%       0.83%       1.05%       0.60%       0.45%         0.28%
     Expenses*                                                 0.37%       0.37%       0.37%       0.37%       0.39%         0.40%
     Portfolio turnover rate                                     16%         31%         31%         20%         20%           23%

                                                                                          PREMIER
                                                                                           GROWTH
                                                                                      EQUITY FUND
                                                         --------------------------------------------------------------------------
                                                                                         SERVICE
                                                                                          CLASS
                                                         --------------------------------------------------------------------------
                                                          3/31/07+     9/30/06     9/30/05     9/30/04     9/30/03       9/30/02
                                                         --------------------------------------------------------------------------
INCEPTION DATE                                                   --          --          --          --          --        1/3/01

Net asset value, beginning of period                     $    10.92   $   10.42   $    9.57   $    9.00   $    7.12     $    8.46
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                      (0.01)       0.06        0.09        0.01        0.02(b)       0.02
   Net realized and unrealized gains (losses) on
     investments                                               0.56        0.49        0.83        0.58        1.86         (1.34)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                 0.55        0.55        0.92        0.59        1.88         (1.32)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                       0.05        0.05        0.07        0.02          --          0.02
   Net realized gains                                          0.05          --          --          --          --            --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                            0.10        0.05        0.07        0.02          --          0.02
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $    11.37   $   10.92   $   10.42   $    9.57   $    9.00     $    7.12
===================================================================================================================================

TOTAL RETURN (a)                                               5.10%       5.24%       9.63%       6.58%      26.46%       (15.68%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)              $  122,711   $ 130,673   $ 123,773   $ 109,063   $  12,501     $    9,196
   Ratios to average net assets:
     Net investment income*                                    0.35%       0.57%       0.77%       0.36%       0.20%         0.03%
     Expenses*                                                 0.62%       0.62%       0.62%       0.61%       0.64%         0.65%
     Portfolio turnover rate                                     16%         31%         31%         20%         20%           23%

See Notes to Financial Highlights and Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                            STRATEGIC
                                                                           INVESTMENT
                                                                                 FUND
                                     ----------------------------------------------------------------------------------------------
                                                                     INVESTMENT                                     SERVICE
                                                                        CLASS                                        CLASS
                                     -----------------------------------------------------------------------   --------------------
                                     3/31/07+     9/30/06     9/30/05     9/30/04     9/30/03      9/30/02     3/31/07+    9/30/06
                                     -----------------------------------------------------------------------   --------------------
INCEPTION DATE                              --          --          --          --         --       10/29/99         --    9/30/05

Net asset value, beginning of
  period                             $   11.77   $   11.14   $   10.46   $    9.78   $   8.50     $     9.34   $  11.74   $  11.14
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
   Net investment income                  0.13        0.22        0.19        0.13       0.16(b)        0.09       0.03       0.23
   Net realized and unrealized
     gains (losses) on investments        0.80        0.90        0.78        0.66       1.29          (0.80)      0.89       0.85
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                   0.93        1.12        0.97        0.79       1.45          (0.71)      0.92       1.08
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                  0.24        0.19        0.15        0.11       0.17           0.13       0.21       0.18
   Net realized gains                     0.28        0.30        0.14          --         --             --       0.28       0.30
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                       0.52        0.49        0.29        0.11       0.17           0.13       0.49       0.48
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $   12.18   $   11.77   $   11.14   $   10.46   $   9.78     $     8.50   $  12.17   $  11.74
===================================================================================================================================

TOTAL RETURN (a)                          7.98%      10.38%       9.33%       8.12%     17.30%         (7.83%)     7.92%     10.04%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in
     thousands)                      $ 399,921   $ 349,564   $ 172,146   $ 112,960   $ 64,263     $   30,164   $     20   $     11
   Ratios to average net assets:
     Net investment income*               2.27%       2.33%       2.03%       1.57%      1.70%          2.28%      2.08%      1.95%
     Expenses*                            0.36%       0.37%       0.38%       0.39%      0.43%          0.44%      0.61%      0.61%
     Portfolio turnover rate                71%        143%        131%        158%       145%            86%        71%       143%

                                                                          INCOME
                                                                            FUND
                                     ----------------------------------------------------------------------------------------------
                                                                     INVESTMENT                                      SERVICE
                                                                       CLASS                                          CLASS
                                     -----------------------------------------------------------------------   --------------------
                                     3/31/07+     9/30/06     9/30/05      9/30/04    9/30/03       9/30/02    3/31/07+    9/30/06
                                     -----------------------------------------------------------------------   --------------------
INCEPTION DATE                              --          --          --          --          --      11/21/97         --    9/30/05

Net asset value, beginning of
  period                             $    9.35   $    9.50   $    9.87   $   10.08   $   10.13    $    10.12   $   9.35   $   9.50
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
   Net investment income                  0.25        0.49        0.42        0.38        0.40          0.51       0.23       0.47
   Net realized and unrealized
     gains (losses) on investments        0.04       (0.15)      (0.16)      (0.05)       0.12          0.27       0.05      (0.15)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                   0.29        0.34        0.26        0.33        0.52          0.78       0.28       0.32
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                  0.25        0.49        0.42        0.38        0.42          0.52       0.24       0.47
   Net realized gains                       --          --        0.21        0.16        0.15          0.25         --         --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                       0.25        0.49        0.63        0.54        0.57          0.77       0.24       0.47
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $    9.39   $    9.35   $    9.50   $    9.87   $   10.08    $    10.13   $   9.39   $   9.35
===================================================================================================================================

TOTAL RETURN (a)                          3.14%       3.75%       2.72%       3.38%       5.35%         8.07%      3.02%      3.50%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
     (in thousands)                  $ 327,492   $ 294,484   $ 238,846   $ 222,114   $ 223,733    $  215,987   $     12   $     11
   Ratios to average net
     assets:
     Net investment income*               5.45%       5.33%       4.35%       3.87%       3.96%         5.07%      5.20%      5.10%
     Expenses*                            0.23%       0.24%       0.24%       0.24%       0.24%         0.24%      0.48%      0.49%
     Portfolio turnover rate               191%        341%        298%        369%        354%          332%       191%       341%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------

                                                                                  MONEY MARKET
                                                                                          FUND
                                              --------------------------------------------------------------------------------------
                                                                         INVESTMENT                                   SERVICE
                                                                            CLASS                                      CLASS
                                              ----------------------------------------------------------------   -------------------
                                              3/31/07+    9/30/06    9/30/05    9/30/04    9/30/03     9/30/02   3/31/07+   9/30/06
                                              ----------------------------------------------------------------   -------------------
INCEPTION DATE                                      --         --         --         --         --     12/2/97         --   9/30/05

Net asset value, beginning of period          $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $    1.00   $   1.00   $  1.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                          0.03       0.04       0.02       0.01       0.01        0.02       0.02      0.04
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS           0.03       0.04       0.02       0.01       0.01        0.02       0.02      0.04
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                          0.03       0.04       0.02       0.01       0.01        0.02       0.02      0.04
   Return of capital                                --         --         --         --         --          --         --        --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                               0.03       0.04       0.02       0.01       0.01        0.02       0.02      0.04
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $    1.00   $   1.00   $  1.00
====================================================================================================================================

TOTAL RETURN (a)                                  2.58%      4.56%      2.33%      1.00%      1.19%       1.91%      2.46%     4.30%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
     (in thousands)                           $ 33,044   $ 24,409   $ 11,592   $ 63,972   $ 83,194   $ 114,324   $     11   $    10
   Ratios to average net assets:
     Net investment income*                       5.12%      4.62%      2.04%      0.99%      1.19%       1.70%      4.88%     4.25%
     Expenses*                                    0.24%      0.25%      0.26%      0.21%      0.18%       0.18%      0.48%     0.50%

See Notes to Financial Highlights and Notes to Financial Statements.

Notes to Financial Highlights
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.

(b) Net investment income per share is based on average shares outstanding during the period.

*     Annualized for periods less than one year.

+     Unaudited.

See Notes to Financial Highlights and Notes to Financial Statements.

                                                                               U.S.           S&P 500           VALUE
Statements of Assets                                                         EQUITY             INDEX          EQUITY
and Liabilities  MARCH 31, 2007 (UNAUDITED)                                    FUND              FUND            FUND
----------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $568,468,039;
      $105,540,520; $81,819,517; $675,713,014;
      $1,442,216,819; $526,896,138; $358,009,694;
      $381,524,213 and $0 respectively)                               $ 619,440,945   $   130,778,707   $  95,309,503
   Investments in affiliated securities, at market (cost $0;
   $3,485,707; $0; $0; $0; $0; $0; $0; and $0, respectively)                     --         3,850,704              --
   Short-term Investments (at amortized cost)                            13,327,817           207,976       3,299,840
   Short-term affiliated investments (at amortized cost)                  3,657,721         3,305,696         876,909
   Cash                                                                          --               782              --
   Foreign currency (cost $0; $0; $0; $0; $6,486,149; $0; $736,918;
      $1,625,795; and $0, respectively)                                          --                --              --
   Receivable for investments sold                                       26,939,103                --         957,261
   Income receivables                                                       700,044           175,734         129,141
   Receivable for fund shares sold                                          182,196           179,224              --
   Variation margin receivable                                                   --                --              --
   Other assets                                                                 385                --              48
----------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                                                      664,248,211       138,498,823     100,572,702
----------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to shareholders                                          --                39              --
   Payable upon return of securities loaned                              13,327,817                --       3,299,840
   Payable for investments purchased                                      4,771,078           478,272         939,340
   Payable for fund shares redeemed                                      16,426,415            32,493              --
   Payable to GEAM                                                          593,888            52,821         103,128
   Variation margin payable                                                   3,675               660              75
----------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES                                                  35,122,873           564,285       4,342,383
----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                            $ 629,125,338   $   137,934,538   $  96,230,319
----------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in                                                      562,768,263       129,036,686      80,778,412
   Undistributed (distribution in excess of) net investment income        1,910,493           636,130         231,004
   Accumulated net realized gain (loss)                                  13,501,720       (17,371,690)      1,721,082
   Net unrealized appreciation/(depreciation) on:
      Investments                                                        50,972,906        25,603,184      13,489,986
      Futures                                                               (28,044)           30,228           9,835
      Foreign currency related transaction                                       --                --              --
----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                            $ 629,125,338   $   137,934,538   $  96,230,319
----------------------------------------------------------------------------------------------------------------------
INVESTMENTS CLASS:
   Net assets                                                         $ 595,262,875   $   137,443,578   $  96,195,554
   Shares outstanding ($.001 par value; unlimited
      shares authorized)                                                 44,757,354        10,144,079       8,546,249
   Net asset value, offering and redemption price per share           $       13.30   $         13.55   $       11.26
SERVICE CLASS:
   Net assets                                                         $  33,862,463   $       490,960   $      34,765
   Shares outstanding ($.001 par value; unlimited
      shares authorized)                                                  2,548,872            36,314           3,092
   Net asset value, offering and redemption price per share           $       13.29   $         13.52   $       11.24

*     Includes $12,984,008; $3,203,167; $179,421,606; $411,999,942; $3,664,991;
      $42,151,943 and $94,170,903 of securities on loan in the U.S. Equity Fund, Value Equity Fund, Small-Cap Equity Fund, International Equity Fund, Premier Growth Equity Fund, Strategic Fund and Income Fund respectively.

See Notes to Financial Statements.

                                                                          SMALL-CAP     INTERNATIONAL         PREMIER
                                                                             EQUITY            EQUITY          GROWTH
                                                                               FUND              FUND     EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $568,468,039;
      $105,540,520; $81,819,517; $675,713,014;
      $1,442,216,819; $526,896,138; $358,009,694;
      $381,524,213 and $0 respectively)                               $ 714,389,575   $ 1,806,365,276   $ 585,455,520
   Investments in affiliated securities, at market (cost $0;
   $3,485,707; $0; $0; $0; $0; $0; $0; and $0, respectively)                     --                --              --
   Short-term Investments (at amortized cost)                           183,783,310       433,058,665       3,747,495
   Short-term affiliated investments (at amortized cost)                 22,015,382        27,798,584      15,591,291
   Cash                                                                          --                --              --
   Foreign currency (cost $0; $0; $0; $0; $6,486,149; $0; $736,918;
      $1,625,795; and $0, respectively)                                          --         6,491,929              --
   Receivable for investments sold                                               --         2,637,045       1,401,026
   Income receivables                                                       695,884         6,359,438         281,801
   Receivable for fund shares sold                                        9,539,035        15,075,230         148,964
   Variation margin receivable                                                   --            10,418              --
   Other assets                                                                  --         1,787,614             197
----------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                                                      930,423,186     2,299,584,199     606,626,294
----------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to shareholders                                          98               127              --
   Payable upon return of securities loaned                             183,783,310       433,058,665       3,747,495
   Payable for investments purchased                                      5,933,281           909,801       1,613,360
   Payable for fund shares redeemed                                         335,041         9,861,373         156,247
   Payable to GEAM                                                        1,080,631         2,468,413         563,160
   Variation margin payable                                                      --                --             525
----------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES                                                 191,132,361       446,298,379       6,080,787
----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                            $ 739,290,825   $ 1,853,285,820   $ 600,545,507
----------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in                                                      646,540,615     1,415,771,220     532,430,844
   Undistributed (distribution in excess of) net investment income        1,170,370         6,323,078         785,081
   Accumulated net realized gain (loss)                                  52,903,279        66,973,724       8,704,853
   Net unrealized appreciation/(depreciation) on:
      Investments                                                        38,676,561       364,148,457      58,559,382
      Futures                                                                    --             4,146          65,347
      Foreign currency related transaction                                       --            65,195              --
----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                            $ 739,290,825   $ 1,853,285,820   $ 600,545,507
----------------------------------------------------------------------------------------------------------------------
INVESTMENTS CLASS:
   Net assets                                                         $ 739,257,537   $ 1,831,186,717   $ 477,834,829
   Shares outstanding ($.001 par value; unlimited
      shares authorized)                                                 46,469,808       107,381,179      41,901,470
   Net asset value, offering and redemption price per share           $       15.91   $         17.05   $       11.40
SERVICE CLASS:
   Net assets                                                         $      33,288   $    22,099,103   $ 122,710,678
   Shares outstanding ($.001 par value; unlimited
      shares authorized)                                                      2,096         1,299,282      10,790,294
   Net asset value, offering and redemption price per share           $       15.88   $         17.01   $       11.37

                                                                          STRATEGIC                             MONEY
                                                                         INVESTMENT            INCOME          MARKET
                                                                               FUND              FUND            FUND
----------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $568,468,039;
      $105,540,520; $81,819,517; $675,713,014;
      $1,442,216,819; $526,896,138; $358,009,694;
      $381,524,213 and $0 respectively)                               $ 390,729,972   $   378,576,174   $          --
   Investments in affiliated securities, at market (cost $0;
   $3,485,707; $0; $0; $0; $0; $0; $0; and $0, respectively)                     --                --              --
   Short-term Investments (at amortized cost)                            43,823,427                --      32,751,493
   Short-term affiliated investments (at amortized cost)                 29,710,008        98,377,163              --
   Cash                                                                          --             8,125              --
   Foreign currency (cost $0; $0; $0; $0; $6,486,149; $0; $736,918;
      $1,625,795; and $0, respectively)                                     738,056         1,624,852              --
   Receivable for investments sold                                        2,811,300         5,159,946              --
   Income receivables                                                     1,546,798         3,616,866         143,587
   Receivable for fund shares sold                                        4,805,499           301,997         187,141
   Variation margin receivable                                               17,178                --              --
   Other assets                                                                  --                --              --
----------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                                                      474,182,238       487,665,123      33,082,221
----------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to shareholders                                           4            16,430             343
   Payable upon return of securities loaned                              43,823,427        97,122,913              --
   Payable for investments purchased                                     20,055,209        59,231,678              --
   Payable for fund shares redeemed                                       9,976,911         3,594,391           4,848
   Payable to GEAM                                                          358,302           187,696          22,803
   Variation margin payable                                                  26,474             7,972              --
----------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES                                                  74,240,327       160,161,080          27,994
----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                            $ 399,941,911   $   327,504,043   $  33,054,227
----------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in                                                      358,742,838       333,326,035      33,054,279
   Undistributed (distribution in excess of) net investment income        2,134,953           518,846              38
   Accumulated net realized gain (loss)                                   6,239,360        (3,362,308)            (90)
   Net unrealized appreciation/(depreciation) on:
      Investments                                                        32,720,278        (2,948,039)             --
      Futures                                                               100,310           (29,494)             --
      Foreign currency related transaction                                    4,172              (997)             --
----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                            $ 399,941,911   $   327,504,043   $  33,054,227
----------------------------------------------------------------------------------------------------------------------
INVESTMENTS CLASS:
   Net assets                                                         $ 399,921,496   $   327,492,344   $  33,043,541
   Shares outstanding ($.001 par value; unlimited
      shares authorized)                                                 32,838,531        34,892,002      33,043,594
   Net asset value, offering and redemption price per share           $       12.18   $          9.39   $        1.00
SERVICE CLASS:
   Net assets                                                         $      20,415   $        11,699   $      10,686
   Shares outstanding ($.001 par value; unlimited
      shares authorized)                                                      1,678             1,246          10,686
   Net asset value, offering and redemption price per share           $       12.17   $          9.39   $        1.00

                                                                            U.S.         S&P 500           VALUE
Statements of Operations                                                  EQUITY           INDEX          EQUITY
FOR THE PERIOD ENDED MARCH 31, 2007 (UNAUDITED)                             FUND            FUND            FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   INCOME:
      Dividend                                                      $  6,668,482    $  1,197,928    $  1,234,797
      Dividend from affiliated investments                                    --          59,808              --
      Interest*                                                            7,421          13,152           2,629
      Interest from affiliated investments**                             306,581          71,148          19,259
      Less: Foreign taxes withheld                                       (14,923)             --          (5,877)
-----------------------------------------------------------------------------------------------------------------
   TOTAL INCOME                                                        6,967,561       1,342,036       1,250,808
-----------------------------------------------------------------------------------------------------------------

   EXPENSES:
      Advisory and administration fees                                 1,141,376          97,599         203,393
         Service Class                                                    40,710             326              28
      Trustees fees                                                       11,186           2,230           1,733
      Other expenses                                                          --              15           1,388
-----------------------------------------------------------------------------------------------------------------
      TOTAL EXPENSES                                                   1,193,272         100,170         206,542
-----------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME                                               5,774,289       1,241,866       1,044,266
-----------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments                                                  21,746,008       1,627,673       3,382,070
         Futures                                                        (263,034)        137,777             458
         Written options                                                      --              --              --
         Foreign currency related transactions                                --              --              --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments                                                   8,305,640       5,715,534       2,540,607
         Futures                                                          78,150         (29,085)          4,775
         Written options                                                      --              --              --
         Foreign currency related transactions                                --              --              --
-----------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments             29,866,764       7,451,899       5,927,910
-----------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                                     $ 35,641,053    $  8,693,765    $  6,972,176
-----------------------------------------------------------------------------------------------------------------

 * Income attributable to security lending activity, net of rebate expenses for the U.S. Equity Fund, Value Equity Fund, Small-Cap Equity Fund, International Equity Fund, Premier Growth Equity Fund, Strategic Investment Fund and the Fixed Income Fund was $7,421; $2,629; $86,914; $361,364; $5,507; $49,089 and $128,395 respectively).

** Income attributable to security lending activity, net of rebate expenses for the Fixed Income Fund was $99,735.

See Notes to Financial Statements.

                                                                       SMALL-CAP    INTERNATIONAL        PREMIER
                                                                          EQUITY           EQUITY         GROWTH
                                                                            FUND             FUND    EQUITY FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   INCOME:
      Dividend                                                      $  3,743,083    $  12,323,622   $  2,423,734
      Dividend from affiliated investments                                    --               --             --
      Interest*                                                           86,914          416,591          5,507
      Interest from affiliated investments**                             687,277        1,063,559        528,213
      Less: Foreign taxes withheld                                            --       (1,102,540)            --
-----------------------------------------------------------------------------------------------------------------
   TOTAL INCOME                                                        4,517,274       12,701,232      2,957,454
-----------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees                                 2,087,514        4,594,197      1,105,818
         Service Class                                                        30           24,082        167,908
      Trustees fees                                                       12,163           27,567         11,105
      Other expenses                                                       2,387              292             12
-----------------------------------------------------------------------------------------------------------------
      TOTAL EXPENSES                                                   2,102,094        4,646,138      1,284,843
-----------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME                                               2,415,180        8,055,094      1,672,611
-----------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments                                                  67,182,087       80,898,082     15,022,891
         Futures                                                              --          854,871         28,782
         Written options                                                      --               --             --
         Foreign currency related transactions                                --           55,485             --
       INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments                                                   1,506,013      138,931,461     14,464,368
         Futures                                                              --         (230,493)        64,075
         Written options                                                      --               --             --
         Foreign currency related transactions                                --           80,119             --
-----------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments             68,688,100      220,589,525     29,580,116
-----------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                                     $ 71,103,280    $ 228,644,619   $ 31,252,727
-----------------------------------------------------------------------------------------------------------------

                                                                       STRATEGIC                           MONEY
                                                                      INVESTMENT           INCOME         MARKET
                                                                            FUND             FUND           FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   INCOME:
      Dividend                                                      $  2,227,544    $          --   $         --
      Dividend from affiliated investments                                    --               --             --
      Interest*                                                        2,176,732        8,019,944      1,009,669
      Interest from affiliated investments**                             699,171          897,311             --
      Less: Foreign taxes withheld                                       (73,635)              --             --
-----------------------------------------------------------------------------------------------------------------
   TOTAL INCOME                                                        5,029,812        8,917,255      1,009,669
-----------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees                                   685,951          357,499         43,946
      Service Class                                                           18               15             13
      Trustees fees                                                        6,668            5,592            614
      Other expenses                                                         872              462             --
-----------------------------------------------------------------------------------------------------------------
      TOTAL EXPENSES                                                     693,509          363,568         44,573
-----------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME                                               4,336,303        8,553,687        965,096
-----------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments                                                   7,790,334        1,202,769             --
         Futures                                                         455,829          228,114             --
         Written options                                                  (2,225)          (7,052)            --
         Foreign currency related transactions                             8,891           72,776             --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments                                                  15,830,087         (370,535)            --
         Futures                                                         (35,388)        (101,545)            --
         Written options                                                    (199)            (959)            --
         Foreign currency related transactions                             6,123            2,824             --
-----------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments             24,053,452        1,026,392             --
-----------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                                     $ 28,389,755    $   9,580,079   $    965,096
-----------------------------------------------------------------------------------------------------------------

                                                               U.S.                             S&P 500
Statements of                                                EQUITY                               INDEX
Changes in Net Assets                                          FUND                                FUND
----------------------------------------------------------------------------------------------------------------------
                                                SIX MONTHS ENDED        YEAR        SIX MONTHS ENDED       YEAR
                                                    3/31/07            ENDED             3/31/07           ENDED
                                                  (UNAUDITED)         9/30/06          (UNAUDITED)        9/30/06
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

   OPERATIONS:
     Net investments income (loss)               $   5,774,289     $    7,018,326    $   1,241,866     $   1,928,110
     Net realized gain (loss) on investments,
       futures, written options, foreign
       currency transactions and swaps              21,482,974         37,539,202        1,765,450         2,364,834
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written options,
       foreign currency translation                  8,383,790          6,896,717        5,686,449         6,514,638
----------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations        35,641,053         51,454,245        8,693,765        10,807,582
----------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class                           (8,898,411)        (5,485,469)      (1,932,146)       (1,869,385)
         Service Class                                (426,917)          (303,443)          (3,104)             (179)
       Net realized gains
         Investment Class                          (24,656,886)                --               --                --
         Service Class                              (1,373,344)                --               --                --
----------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                             (35,355,558)        (5,788,912)      (1,935,250)       (1,869,564)
----------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
       operations and distributions                    285,495         45,665,333        6,758,515         8,938,018
----------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class                             59,075,463        225,527,527       33,893,058        32,711,628
       Service Class                                10,850,253          6,195,787          445,396            43,371
     Value of distributions reinvested
       Investment Class                             33,301,962          5,303,923        1,932,106         1,869,356
       Service Class                                 1,800,287            303,436            3,104               179
     Cost of shares redeemed
       Investment Class                            (50,795,551)      (102,039,038)     (16,276,169)      (34,979,859)
       Service Class                                (6,890,320)        (7,101,917)         (11,264)               --
----------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares
       transactions                                 47,342,094        128,189,718       19,986,231          (355,325)
----------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS          47,627,589        173,855,051       26,744,746         8,582,693

NET ASSETS
   Beginning of period                             581,497,749        407,642,698      111,189,792       102,607,099
----------------------------------------------------------------------------------------------------------------------
   End of period                                 $ 629,125,338     $  581,497,749    $ 137,934,538     $ 111,189,792
======================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET
   INVESTMENT INCOME, END OF PERIOD              $   1,910,493     $    5,461,532    $     636,130     $   1,329,514
----------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES

   INVESTMENT CLASS:
     Shares sold                                     4,402,875         17,705,601        2,537,460         2,692,854
     Issued for distribution reinvested              2,505,791            434,392          143,544           156,431
     Shares redeemed                                (3,779,371)        (8,114,802)      (1,209,831)       (2,874,280)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares               3,129,295         10,025,191        1,471,173           (24,995)
======================================================================================================================
   SERVICE CLASS:
     Shares sold                                       802,819            495,717           33,264             3,633
     Issued for distribution reinvested                135,462             24,851              231                15
     Shares redeemed                                  (510,394)          (571,673)            (829)               --
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                 427,887            (51,105)          32,666             3,648
======================================================================================================================

See Notes to Financial Statements.

                                                                       VALUE                            SMALL-CAP
                                                                      EQUITY                               EQUITY
                                                                        FUND                                 FUND
------------------------------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED       YEAR        SIX MONTHS ENDED       YEAR
                                                             3/31/07            ENDED            3/31/07           ENDED
                                                           (UNAUDITED)         9/30/06         (UNAUDITED)        9/30/06
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

   OPERATIONS:
     Net investments income (loss)                         $  1,044,266     $   1,374,703    $   2,415,180     $   2,617,627
     Net realized gain (loss) on investments, futures,
       written options, foreign currency transactions
       and swaps                                              3,382,528         8,507,042       67,182,087        33,083,937
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments,
       futures, written options, foreign currency
       translation                                            2,545,382           708,268        1,506,013       (12,644,171)
------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                  6,972,176        10,590,013       71,103,280        23,057,393
------------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class                                    (1,808,371)       (1,455,671)      (3,223,744)       (1,601,447)
         Service Class                                             (317)             (171)             (69)              (34)
       Net realized gains
         Investment Class                                    (6,913,701)               --      (46,074,525)       (7,600,976)
         Service Class                                           (1,317)               --           (1,461)             (186)
------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                       (8,723,706)       (1,455,842)     (49,299,799)       (9,202,643)
------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations
       and distributions                                     (1,751,530)        9,134,171       21,803,481        13,854,750
------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class                                       2,197,151        11,618,435       82,599,836       296,018,386
       Service Class                                             22,523            13,000           15,206            15,000
     Value of distributions reinvested
       Investment Class                                       8,722,119         1,450,452       48,850,920         9,202,423
       Service Class                                              1,634               171            1,530               220
     Cost of shares redeemed
       Investment Class                                      (4,002,599)      (17,438,919)     (46,988,316)      (54,260,309)
       Service Class                                             (3,090)               --              (31)               --
------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares
       transactions                                           6,937,738        (4,356,861)      84,479,145       250,975,720
------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                    5,186,208         4,777,310      106,282,626       264,830,470

NET ASSETS
   Beginning of period                                       91,044,111        86,266,801      633,008,199       368,177,729
------------------------------------------------------------------------------------------------------------------------------
   End of period                                           $ 96,230,319     $  91,044,111    $ 739,290,825     $ 633,008,199
==============================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET
   INVESTMENT INCOME, END OF PERIOD                        $    231,004     $     995,426    $   1,170,370     $   1,979,003
------------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES

   INVESTMENT CLASS:
     Shares sold                                                194,404         1,085,091        5,177,785        19,048,210
     Issued for distribution reinvested                         782,253           138,667        3,199,144           628,592
     Shares redeemed                                           (352,443)       (1,599,866)      (2,985,613)       (3,628,555)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                          624,214          (376,108)       5,391,316        16,048,247
==============================================================================================================================
   SERVICE CLASS:
     Shares sold                                                  1,975             1,231              957             1,026
     Issued for distribution reinvested                             147                16              100                15
     Shares redeemed                                               (277)               --               (2)               --
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                            1,845             1,247            1,055             1,041
==============================================================================================================================

                                                                                                     INTERNATIONAL
                                                                                                            EQUITY
                                                                                                              FUND
------------------------------------------------------------------------------------------------------------------------------
                                                                                          SIX MONTHS ENDED        YEAR
                                                                                               3/31/07            ENDED
                                                                                             (UNAUDITED)         9/30/06
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

   OPERATIONS:
     Net investments income (loss)                                                        $     8,055,094    $    22,367,504
     Net realized gain (loss) on investments, futures, written options, foreign
       currency transactions and swaps                                                         81,808,438         70,209,346
     Net increase (decrease) in unrealized appreciation/(depreciation) on
       investments, futures, written options, foreign currency translation                    138,781,087         80,161,379
------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                                                  228,644,619        172,738,229
------------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class                                                                     (23,337,976)       (11,222,193)
         Service Class                                                                           (234,277)           (99,662)
       Net realized gains
         Investment Class                                                                     (13,092,528)                --
         Service Class                                                                           (151,001)                --
------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                                                        (36,815,782)       (11,321,855)
------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations and distributions                      191,828,837        161,416,374
------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class                                                                       289,442,047        550,362,475
       Service Class                                                                            3,968,957          7,903,462
     Value of distributions reinvested
       Investment Class                                                                        35,641,008         10,617,050
       Service Class                                                                              385,280             99,662
     Cost of shares redeemed
       Investment Class                                                                       (61,347,712)       (81,744,903)
       Service Class                                                                             (861,486)        (1,505,833)
------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions                                         267,228,094        485,731,913
------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                                    459,056,931        647,148,287

NET ASSETS
   Beginning of period                                                                      1,394,228,889        747,080,602
------------------------------------------------------------------------------------------------------------------------------
   End of period                                                                          $ 1,853,285,820    $ 1,394,228,889
==============================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD            $     6,323,078    $    21,840,237
------------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES

   INVESTMENT CLASS:
     Shares sold                                                                               17,717,884         38,115,209
     Issued for distribution reinvested                                                         2,193,293            791,136
     Shares redeemed                                                                           (3,725,755)        (5,794,209)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                                                         16,185,422         33,112,136
==============================================================================================================================
   SERVICE CLASS:
     Shares sold                                                                                  242,740            545,381
     Issued for distribution reinvested                                                            23,754              7,438
     Shares redeemed                                                                              (52,914)          (105,322)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                                                            213,580            447,497
==============================================================================================================================

                                                                                                            PREMIER
Statements of                                                                                                GROWTH
Changes in Net Assets                                                                                   EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           SIX MONTHS ENDED             YEAR
                                                                                               3/31/07                 ENDED
                                                                                             (UNAUDITED)              9/30/06
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

   OPERATIONS:
     Net investments income (loss)                                                        $        1,672,611      $       4,215,764
     Net realized gain (loss) on investments, futures, written options, foreign
       currency transactions and swaps                                                            15,051,673             15,839,723
     Net increase (decrease) in unrealized appreciation/(depreciation) on
       investments, futures, written options, foreign currency translation                        14,528,443              7,652,003
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                                                      31,252,727             27,707,490
------------------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class                                                                         (3,323,518)            (2,567,620)
         Service Class                                                                              (659,670)              (540,901)
       Net realized gains
         Investment Class                                                                         (2,152,333)                    --
         Service Class                                                                              (637,910)                    --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                                                            (6,773,431)            (3,108,521)
------------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations and distributions                          24,479,296             24,598,969
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class                                                                           32,720,486            176,340,637
       Service Class                                                                              12,566,102             20,977,694
     Value of distributions reinvested
       Investment Class                                                                            5,277,647              2,355,178
       Service Class                                                                               1,297,676                540,901
     Cost of shares redeemed
       Investment Class                                                                          (33,732,895)           (74,441,115)
       Service Class                                                                             (27,823,732)           (20,531,631)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions                                             (9,694,716)           105,241,664
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                                        14,784,580            129,840,633

NET ASSETS
   Beginning of period                                                                           585,760,927            455,920,294
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                                                          $      600,545,507      $     585,760,927
====================================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD            $          785,081      $       3,095,658
------------------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES

   INVESTMENT CLASS:
     Shares sold                                                                                   2,856,679             16,454,996
     Issued for distribution reinvested                                                              458,926                218,679
     Shares redeemed                                                                              (2,929,131)            (6,909,257)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                                                               386,474              9,764,418
====================================================================================================================================
   SERVICE CLASS:
     Shares sold                                                                                   1,098,142              1,962,056
     Issued for distribution reinvested                                                              113,136                 50,318
     Shares redeemed                                                                              (2,387,537)            (1,922,169)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                                                            (1,176,259)                90,205
====================================================================================================================================

See Notes to Financial Statements.

                                                                                                         STRATEGIC
                                                                                                        INVESTMENT
                                                                                                              FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           SIX MONTHS ENDED             YEAR
                                                                                               3/31/07                  ENDED
                                                                                             (UNAUDITED)               9/30/06
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

   OPERATIONS:
     Net investments income (loss)                                                        $        4,336,303      $       6,022,214
     Net realized gain (loss) on investments, futures, written options, foreign
       currency transactions and swaps                                                             8,252,829              7,690,708
     Net increase (decrease) in unrealized appreciation/(depreciation) on
       investments, futures, written options, foreign currency translation                        15,800,623              8,686,477
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                                                      28,389,755             22,399,399
------------------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class                                                                         (7,408,812)            (3,131,800)
         Service Class                                                                                  (200)                  (166)
       Net realized gains
         Investment Class                                                                         (8,513,865)            (4,937,901)
         Service Class                                                                                  (261)                  (270)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                                                           (15,923,138)            (8,070,137)
------------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations and distributions                          12,466,617             14,329,262
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class                                                                           70,394,939            187,029,099
       Service Class                                                                                   8,524                 10,005
     Value of distributions reinvested
       Investment Class                                                                           15,922,672              8,069,701
       Service Class                                                                                     461                    436
     Cost of shares redeemed
       Investment Class                                                                          (48,425,982)           (32,009,816)
       Service Class                                                                                     (24)                    --
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions                                             37,900,590            163,099,425
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                                        50,367,207            177,428,687

NET ASSETS
   Beginning of period                                                                           349,574,704            172,146,017
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                                                          $      399,944,911      $     349,574,704
====================================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD            $        2,134,953      $       5,207,662
------------------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES

   INVESTMENT CLASS:
     Shares sold                                                                                   5,816,708             16,345,794
     Issued for distribution reinvested                                                            1,331,327                734,284
     Shares redeemed                                                                              (4,012,914)            (2,834,860)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                                                             3,135,121             14,245,218
====================================================================================================================================
   SERVICE CLASS:
     Shares sold                                                                                         704                    898
     Issued for distribution reinvested                                                                   39                     40
     Shares redeemed                                                                                      (2)                    --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                                                                   741                    938
====================================================================================================================================

                                                                                                           INCOME
                                                                                                             FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           SIX MONTHS ENDED             YEAR
                                                                                                3/31/07                 ENDED
                                                                                              (UNAUDITED)              9/30/06
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

   OPERATIONS:
     Net investments income (loss)                                                        $        8,553,687      $      13,867,131
     Net realized gain (loss) on investments, futures, written options, foreign
       currency transactions and swaps                                                             1,496,607             (4,727,768)
     Net increase (decrease) in unrealized appreciation/(depreciation) on
       investments, futures, written options, foreign currency translation                          (470,215)               928,512
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                                                       9,580,079             10,067,875
------------------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class                                                                         (8,440,191)           (13,726,193)
         Service Class                                                                                  (294)                  (510)
       Net realized gains
         Investment Class                                                                                 --                     --
         Service Class                                                                                    --                     --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                                                            (8,440,485)           (13,726,703)
------------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations and distributions                           1,139,594             (3,658,828)
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class                                                                           36,397,971             75,551,764
       Service Class                                                                                      --                 11,000
     Value of distributions reinvested
       Investment Class                                                                            8,423,327             13,724,730
       Service Class                                                                                     294                    507
     Cost of shares redeemed
       Investment Class                                                                          (12,952,119)           (29,980,806)
       Service Class                                                                                      --                     --
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions                                             31,869,473             59,307,195
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                                        33,009,067             55,648,367

NET ASSETS
   Beginning of period                                                                           294,494,976            238,846,609
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                                                          $      327,504,043      $     294,494,976
====================================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD            $          518,846      $         405,644
------------------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES

   INVESTMENT CLASS:
     Shares sold                                                                                   3,884,336              8,074,583
     Issued for distribution reinvested                                                              897,845              1,474,841
     Shares redeemed                                                                              (1,381,389)            (3,214,079)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                                                             3,400,792              6,335,345
====================================================================================================================================
   SERVICE CLASS:
     Shares sold                                                                                          --                  1,160
     Issued for distribution reinvested                                                                   31                     55
     Shares redeemed                                                                                      --                     --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                                                                    31                  1,215
====================================================================================================================================

                                                                                                            MONEY
                                                                                                           MARKET
                                                                                                             FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           SIX MONTHS ENDED             YEAR
                                                                                               3/31/07                 ENDED
                                                                                             (UNAUDITED)              9/30/06
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

   OPERATIONS:
     Net investments income (loss)                                                        $          965,096      $         895,748
     Net realized gain (loss) on investments, futures, written options, foreign
       currency transactions and swaps                                                                    --                     --
     Net increase (decrease) in unrealized appreciation/(depreciation) on
       investments, futures, written options, foreign currency translation                                --                     --
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                                                         965,096                895,748
------------------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class                                                                           (964,840)              (895,318)
         Service Class                                                                                  (256)                  (430)
       Net realized gains
         Investment Class                                                                                 --                     --
         Service Class                                                                                    --                     --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                                                              (965,096)              (895,748)
------------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations and distributions                                  --                     --
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class                                                                           25,047,466             24,859,928
       Service Class                                                                                      --                 10,000
     Value of distributions reinvested
       Investment Class                                                                              965,507                893,482
       Service Class                                                                                     256                    430
     Cost of shares redeemed
       Investment Class                                                                          (17,378,377)           (12,936,114)
       Service Class                                                                                      --                     --
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions                                              8,634,852             12,827,726
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                                         8,634,852             12,827,726

NET ASSETS
   Beginning of period                                                                            24,419,375             11,591,649
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                                                          $       33,054,227      $      24,419,375
====================================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD            $               38      $              38
------------------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES

   INVESTMENT CLASS:
     Shares sold                                                                                  25,047,466             24,859,928
     Issued for distribution reinvested                                                              965,507                893,482
     Shares redeemed                                                                             (17,378,377)           (12,936,114)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                                                             8,634,596             12,817,296
====================================================================================================================================
   SERVICE CLASS:
     Shares sold                                                                                          --                 10,000
     Issued for distribution reinvested                                                                  256                    429
     Shares redeemed                                                                                      --                     --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                                                                   256                 10,429
====================================================================================================================================

Notes to Financial Statements                         March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

1. ORGANIZATION OF THE FUNDS

GE Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust was organized as a Delaware business trust on May 23, 1997, and is authorized to issue an unlimited number of shares. It currently comprises eleven investment funds (each a "Fund" and collectively the "Funds") although only the following nine are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Value Equity Fund, Small-Cap Equity Fund, International Equity Fund, Premier Growth Equity Fund, Strategic Investment Fund, Income Fund and Money Market Fund. The Funds presently offer two classes of shares - the Investment Class and the Service Class. The Trust expects that most of the time, each Fund will have relatively few shareholders (as compared with most mutual funds), but that these shareholders will invest substantial amounts in a Fund (minimum initial investment requirements are described in the current prospectus of the Funds).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds' Board of Trustees that are designed to establish its "fair value". These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances of that portfolio security. An affected portfolio security held by any Fund could be valued using these procedures.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management Incorporated ("GEAM") may also separately monitor portfolio securities and, consistent with the Funds' fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

In accordance with Rule 2a-7 of the 1940 Act, Money Market Fund values securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the classes based upon the relative net assets of each class.

Notes to Financial Statements                         March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

REPURCHASE AGREEMENTS Each of the Funds may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, a Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary

Notes to Financial Statements                         March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of their investment strategies certain Funds may invest in swap agreements which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

Notes to Financial Statements                         March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Funds' currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds' financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds' risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

At March 31, 2007, information on the tax cost of investments is as follows:

                                                                                 Net Tax Unrealized
                                  Cost of          Gross Tax      Gross Tax        Appreciation/
                                Investments       Unrealized      Unrealized     (Depreciation) on
                             for Tax Purposes    Appreciation    Depreciation       Investments
----------------------------------------------------------------------------------------------------
U.S. Equity Fund             $    591,366,378    $ 60,986,954   $ (15,926,849)   $       45,060,105
S&P 500 Index Fund                111,323,005      28,855,309      (5,520,938)           23,334,371
Value Equity Fund                  87,157,553      14,732,503      (2,403,804)           12,328,699
Small-Cap Equity Fund             881,703,347      65,009,183     (26,524,263)           38,484,920
International Equity Fund       1,906,790,736     378,129,017     (17,697,228)          360,431,789
Premier Growth Equity Fund        550,626,431      71,650,719     (17,482,844)           54,167,875
Strategic Investment Fund         432,318,469      39,206,913      (7,261,930)           31,944,983
Income Fund                       480,080,933       1,222,999      (4,350,595)           (3,127,596)
Money Market Fund                  32,751,493              --              --                    --

Notes to Financial Statements                         March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

As of September 30, 2006, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. During the year ended September 30, 2006, U.S Equity Fund, S&P 500 Index Fund, Value Equity Fund, International Equity Fund, and Premier Growth Equity Fund utilized capital loss carryovers in the amounts of $ 13,075,088; $ 2,580,984; $ 1,794,413; $66,071,970 and $13,665,597, respectively.

Fund                                                     Amount         Expires
--------------------------------------------------------------------------------
S&P 500 Index Fund                                    $  5,506,022     09/30/10
                                                         6,423,606     09/30/11
                                                         4,879,386     09/30/12

Income Fund                                                917,177     09/30/14

Money Market Fund                                               90     09/30/11

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Funds elected to defer losses incurred after October 31, 2005 as follows:

Fund                                                Capital         Currency
--------------------------------------------------------------------------------
U.S. Equity Fund                                 $         --     $          --
S&P 500 Index Fund                                         --                --
Value Equity Fund                                          --                --
Small-Cap Equity Fund                                      --                --
International Equity Fund                                  --                --
Premier Growth Equity Fund                                 --                --
Strategic Investment Fund                                  --                --
Income Fund                                         3,692,103            29,589
Money Market Fund                                          --                --

The tax composition of distributions paid during the years ended September 30, 2006 and September 30, 2005 were as follows:

                              Year ended September 30, 2006   Year ended September 30, 2005
                              -----------------------------   -----------------------------
                               Ordinary         Long-Term       Ordinary       Long-Term
                                Income        Capital Gains      Income      Capital Gains
-------------------------------------------------------------------------------------------
U.S. Equity Fund              $ 5,788,912     $          --   $ 5,682,624    $          --
S&P 500 Index Fund              1,869,564                --     1,677,172               --
Value Equity Fund               1,455,842                --     2,285,113               --
Small-Cap Value Equity Fund     5,240,693         3,961,950    11,581,748        2,485,988
International Equity Fund      11,321,855                --     8,232,620               --
Premier Growth Equity Fund      3,108,521                --     3,875,544               --
Strategic Investment Fund       3,652,343         4,417,794     2,639,657        1,045,815
Income Fund                    13,726,703                --    12,272,003        2,804,405
Money Market Fund                 895,748                --       366,492               --

Notes to Financial Statements                         March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS The Income Fund and Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay distributions annually of net realized capital gains in excess of capital loss carryforwards. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps, treatment of realized and unrealized gains and losses on forward foreign currency exchange contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

On July 13, 2006, the FASB released FIN48, "Accounting for Uncertainty in Income Taxes." FIN48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN48 will require financial statements to be adjusted to reflect only those tax positions that are more likely that not to be sustained as of the adoption date. Adoption of FIN48 is required for fiscal years beginning after December 15, 2006 no later than June 29, 2007 and is applied to all open years as of the effective date. At this time, management is evaluating the implications of FIN48 and its impact on the financial statements has not yet been determined.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES The Funds pay a "unitary fee" to GEAM equivalent to the Funds' advisory and administration fee. This fee includes any normal operating expenses payable by the Funds, except for fees paid to the Trust's independent Trustees, distribution and shareholder servicing fees, brokerage fees and fees that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes).

3. LINE OF CREDIT

The Trust (excluding the S&P 500 Index Fund) shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum borrowing allowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Trust during the period ended March 31, 2007. The S&P 500 Index Fund is currently not covered under a revolving credit facility.

Notes to Financial Statements                         March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

4. FEES AND COMPENSATION PAID TO AFFILIATES

Advisory and Administration Fees paid to GEAM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:

                                         Average Daily        Advisory and
                                      Net Assets of Fund   Administration Fees*
--------------------------------------------------------------------------------
U.S. Equity Fund                       First $25 million           0.55%
Value Equity Fund                       Next $25 million           0.45%
Premier Growth Equity Fund              Over $50 million           0.35%
--------------------------------------------------------------------------------
S&P 500 Index Fund                            All Assets           0.15%
--------------------------------------------------------------------------------
Small-Cap Equity Fund                  First $25 million           0.70%
                                        Next $25 million           0.65%
                                        Over $50 million           0.60%
--------------------------------------------------------------------------------
International Equity Fund              First $25 million           0.75%
                                        Next $50 million           0.65%
                                        Over $75 million           0.55%
--------------------------------------------------------------------------------
Strategic Investment Fund              First $25 million           0.45%
                                        Next $25 million           0.40%
                                        Over $50 million           0.35%
--------------------------------------------------------------------------------
Income Fund                            First $25 million           0.35%
                                        Next $25 million           0.30%
                                        Next $50 million           0.25%
                                       Over $100 million           0.20%
--------------------------------------------------------------------------------
Money Market Fund                      First $25 million           0.25%
                                        Next $25 million           0.20%
                                        Next $50 million           0.15%
                                       Over $100 million           0.10%
--------------------------------------------------------------------------------

* From time to time, GEAM may waive or reimburse advisory or administrative fees paid by a Fund. There were no waivers or reimbursements for the period ended March 31, 2007.

Notes to Financial Statements                         March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

DISTRIBUTION AND SHAREHOLDER Servicing Fees The Funds have adopted a Shareholder Servicing and Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund. Each Fund pays GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM effective January 1, 2006 and the Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rate applicable is 0.25% for Service Class shares. Currently, Investment Class shares are not subject to a 12b-1 fee.

TRUSTEE COMPENSATION The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity for other Funds advised by GEAM. Compensation paid to unaffiliated Trustees is reflected on the Statement of Operations. These fees are allocated pro rata across funds and share classes served by the Trustees and are based upon the relative net assets of each Fund. (For additional information about Trustees compensation please refer to the Statement of Additional Information.)

SECURITY LENDING PROGRAM GEAM administers the security lending program for the Income Fund. The security lending fee is based on the number and duration of the lending transactions. State Street Global Securities Lending acts as the lending agent for all other funds participating in the securities lending program. For the period ended March 31, 2007, the Income Fund paid $2,167,472 to GEAM. GEAM paid all fees received to third-party brokers.

5. SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GEAM, SSgA Funds Management, Inc., ("SSgA FM"), is the Sub-Adviser to the S&P 500 Index Fund and Palisade Capital Management, LLC ("Palisade") is the Sub-Adviser to the Small-Cap Equity Fund.

SSgA FM and Palisade are responsible for the day-to-day portfolio management of the assets of their respective Funds, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board of Trustees.

For their services, GEAM pays SSgA FM and Palisade monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the respective Funds.

6. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended March 31, 2007, were as follows:

                                                     Purchases         Sales
--------------------------------------------------------------------------------
U.S. Equity Fund                                    $173,824,261   $158,394,676
S&P 500 Index Fund                                    24,068,805      5,638,867
Value Equity Fund                                     19,611,777     20,421,041
Small-Cap Equity Fund                                295,765,454    265,812,111
International Equity Fund                            485,357,010    240,896,599
Premier Growth Equity Fund                            94,193,635    107,257,958
Strategic Investment Fund                            299,525,184    259,708,462
Income Fund                                          746,999,598    694,137,757

Notes to Financial Statements                         March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

OPTIONS During the period ended March 31, 2007, the following option contracts were written:

                                  GE Small-Cap Equity       GE Strategic Investment         Income Fund
                              --------------------------    -----------------------  ------------------------
                                 Number                         Number                 Number
                              of Contracts     Premium      of Contracts    Premium  of Contracts    Premium
-------------------------------------------------------------------------------------------------------------
Balance as of
   September 31, 2006                   --   $        --              40   $  1,011           210    $ 5,709
Written                              3,422   $ 1,118,599              65        774           285      3,357
Closed and Expired                 (3,422)   $(1,118,599)           (105)    (1,785)         (495)    (9,066)
-------------------------------------------------------------------------------------------------------------
Balance as of
   March 31, 2007                       --   $        --              --   $     --            --    $    --
-------------------------------------------------------------------------------------------------------------

SECURITY LENDING At March 31, 2007, the following Funds participated in security lending:

                                 Loaned securities (including accrued interest)    Collateral*
-----------------------------------------------------------------------------------------------
U.S. Equity Fund                          $ 12,984,008                            $ 13,288,344
Value Equity Fund                            3,203,167                               3,275,800
Small-Cap Equity Fund                      179,421,606                             183,886,608
International Equity Fund                  411,999,942                             432,879,729
Premier Growth Equity Fund                   3,664,991                               3,743,202
Strategic Investment Fund                   42,151,943                              43,763,139
Income Fund                                 95,163,074                              97,122,913

* Collateral was adjusted on April 2, 2007 to reflect the March 31, 2007 change in value of securities on loan.

7. BENEFICIAL INTEREST

The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders as well as the percentage of a Fund held by certain direct and indirect wholly-owned subsidiaries of General Electric Company and their respective investment plans ("GE Affiliates") at March 31, 2007 were:

                                 5% or Greater Shareholders
                                 --------------------------
                                 Number       % of Fund Held   % of Fund Held by GE Affiliates*
-----------------------------------------------------------------------------------------------
U.S. Equity Fund                   5                63%                    32%
S&P 500 Index Fund                 2                85%                     0%
Value Equity Fund                  5                91%                    28%
Small-Cap Equity Fund              1                90%                    90%
International Equity Fund          2                74%                    68%
Premier Growth Equity Fund         5                57%                    10%
Strategic Investment Fund          4                93%                    93%
Income Fund                        6                72%                     8%
Money Market Fund                  4                90%                    42%

Investment activities of these shareholders could have a material impact on these Funds.

*     Included in the 5% or Greater Shareholders percentage.

Advisory Agreement Renewal                                           (unaudited)
--------------------------------------------------------------------------------

The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Funds' investment advisory agreements with GE Asset Management Incorporated ("GEAM") and, where applicable, the sub-advisory agreements with each sub-adviser, at meetings held on December 6 and December 14, 2006. During the December 14, 2006 meeting, the Board members also were informed that GEAM was exploring potential options to restructure the GE Institutional Small-Cap Equity Fund's portfolio management principally as a result of anticipated investment capacity constraints. GEAM reported that the completion of this analysis would occur during the first half of 2007 and that any changes to the Fund's portfolio management would be recommended at that time.

In considering whether to approve the Funds' investment advisory agreements and, where relevant, sub-advisory agreements, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM and each of the sub-advisers. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategies as the Funds. Before approving the Funds' advisory agreements and the sub-advisory agreements for certain Funds, the Board members reviewed the proposed continuance of the agreements with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or the sub-advisers were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following this session.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to each Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in recent years, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years. Also in advance of the meetings, the Board members received from each of the sub-advisers a written response to a letter of inquiry prepared by GEAM at the Board's request, which included substantial exhibits and other materials related to the business of, and services provided by each sub-adviser. During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, members of each relevant investment group (e.g., equity, fixed income) and research personnel. For the sub-advised Funds, the Board members also had an opportunity to hear presentations by representatives of each sub-adviser. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning each of the sub-adviser's respective investment processes.

In reaching their determinations relating to continuance of the Funds' investment advisory and sub-advisory agreements, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for each Fund on a fund-by-fund basis, and their determinations were made separately in respect of each Fund. In particular, the Board members focused on the following with respect to each Fund:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED

The Board members reviewed the services provided by GEAM and, where applicable, the sub-advisers, and the Board members, including the independent members, concurred that GEAM and the sub-advisers provide high quality advisory and administrative services to the Funds.

Advisory Agreement Renewal                                           (unaudited)
--------------------------------------------------------------------------------

In connection with their consideration of GEAM's services specifically, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience involving the types of Funds they oversee;
(iv) access to significant technological resources from which the Funds may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM has expended significant sums to enhance services, including improvements to its information technology capabilities. Where applicable, the Board members also recognized GEAM's responsibility for supervising the sub-advisers' services. The Board members noted that each Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In particular, the Board members discussed that the Funds benefit from a large staff of research analysts employed by GEAM.

In connection with their consideration of the services provided by each of the sub-advisers, the Board members focused on the sub-advisers' favorable attributes relating to their investment philosophies and disciplines, their experienced investment and trading personnel, their systems and other resources, including, where applicable, research capabilities, and their satisfactory histories and reputations.

In light of the foregoing, the Board members, including the independent members, concluded that the services provided by GEAM and the sub-advisers were of a high quality and had benefited the Funds.

INVESTMENT PERFORMANCE

The Board members considered the investment performance of the Funds for various periods. The Board members reviewed detailed comparisons of the performance of the Funds with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and, where relevant, representatives of the sub-advisers, about each of their respective investment processes, focusing on each Fund's investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style, and, in some instances, relative underperformance in certain periods in light of GEAM's and the sub-advisers' commitment to long-term satisfactory performance with respect to each Fund's investment objective and investment approach. The Board members, including the independent members, discussed GEAM's investment approach with respect to the Funds, and that the performance of the Funds is consistent with GEAM's articulated long-term approach and overall investment philosophy. With respect to the GE Institutional Small-Cap Equity Fund, the Board remained concerned about the Fund's performance, recognizing that a substantial portion of the underperformance occurred in 2003 and that more recent performance has shown improvement, and the Board members look forward to having the opportunity to review GEAM's ongoing reports and recommendations relating to the Fund's portfolio management. Although the Board remains attentive to various periods of underperformance by certain other Funds (as well as their satisfactory performance), the Board is less concerned about those other Funds for various reasons including, but not limited to, smaller margins of underperformance, periods of satisfactory performance, signs of improving performance and market conditions for out-of-favor investment styles during various periods (such as capitalization level, growth and/or value).

COST OF THE SERVICES TO BE PROVIDED AND PROFITABILITY

The Board members considered the cost of the services provided by GEAM and, where applicable, the Funds' sub-advisers. The Board members reviewed the information they had requested from GEAM and the sub-advisers concerning their profitability from the fees and services they provide to the Funds and the financial condition of GEAM and the sub-advisers for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for each Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and

Advisory Agreement Renewal                                           (unaudited)
--------------------------------------------------------------------------------

consistent across its business. For the sub-advised Funds, the Board members reviewed the assumptions and cost allocation methods used by the sub-advisers in preparing their profitability data. The Board members also noted the Funds' unitary fee structure and that various operating expenses paid by GEAM affect its profitability.

The Board members noted and discussed the additional services provided by GEAM to the Funds compared to other investment products managed by GEAM. The Board members determined that GEAM and the sub-advisers should be entitled to earn a reasonable level of profits for the services they provide to the Funds. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM and the sub-advisers from their relationship with the Funds was not unreasonable or excessive.

ECONOMIES OF SCALE

The Board members considered the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale for the benefit of Fund investors. GEAM asserted, and the Board members agreed, that because GEAM generally charged comparatively lower fees to the Funds since inception (and absorbed or subsidized Fund expenses in many cases), GEAM is already sharing the low-fee benefits of larger asset sizes compared to having charged higher fees on lower asset levels for the Funds when newer. The Board members agreed with GEAM's assertion that, due to the unitary nature of GEAM's fee structure, which includes most of the operating expense of the Funds, GEAM is sharing benefits it derives from larger asset sizes, because it is not passing along these operating expenses that are typically borne by mutual funds. The Board members also considered the substantial infrastructure investments GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Funds of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, lower Fund fees and subsidies of Fund operating expenses, and that, in general, GEAM has not yet fully recouped that investment. The Board members reviewed the applicable advisory fee breakpoints for the Funds and concluded that no changes were needed. The Board members also considered the potential institution of advisory fee breakpoints for the GE Institutional S&P 500 Index Fund, but concluded that GEAM had already appropriately shared the economies of scale.

The Board members discussed the services provided to the Funds by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Funds, and comparative information with respect to similar products. They discussed that, in all cases, GEAM's figures were below the applicable peer group averages. The Board members considered that the comparative data provided by Lipper showed no material difference from last year in the fees being charged as compared to those being charged by other advisers to similar investment products, as determined by Lipper. In addition, the Board members considered their discussion with representatives of GEAM about the fees being charged by GEAM to the Funds and, where applicable, the effect, if any, of the Securities and Exchange Commission staff's interpretive guidance concerning soft dollars. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Funds.

For the sub-advised Funds, the Board members reviewed comparative fee information with respect to any comparable mutual fund client accounts managed by the sub-advisers and with respect to any other client accounts managed by the sub-advisers in a similar style to that of the Funds. The Board members, including the independent members, concluded that, based on this information, the sub-advisory fees were reasonable in light of the services provided to the Fund.

FALL-OUT BENEFITS

The Board members considered other actual and potential financial benefits to GEAM and, where applicable, the sub-advisers, including, where applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Funds benefit from the vast array of resources available through GEAM, and that each Fund represents only a small portion of the assets managed by GEAM.

Advisory Agreement Renewal                                           (unaudited)
--------------------------------------------------------------------------------

CONCLUSION

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee rates and projected total expense ratios are reasonable in relation to the services provided to the Funds. In view of these facts, the Board members, including the independent members, concluded that the renewal of each advisory agreement was in the best interests of the Funds and their shareholders, and that renewal of each of the sub-advisory agreements was in the best interest of the shareholders of the relevant Fund.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and officers of the Funds is set forth below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  57

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer - Mutual Funds of GE Asset Management since March 2007; Executive Vice President of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")) since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  48

OTHER DIRECTORSHIPS HELD BY TRUSTEE Chairman of the Board and President of GE Funds since 1993 and GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University and Elfun Foundation; Treasurer, GE Foundation; Director - GE Asset Management (Ireland) Limited, since February 1999.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Trustee and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  48

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee and Executive Vice President of GE Funds and GE LifeStyle Funds since 1997. Director of GE Investments Funds, Inc. since 2001; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  48

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  46

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - Vice President - two years; Secretary - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE LifeStyle Funds and GE Investments Funds, Inc. since 1997 and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  41

POSITION(S) HELD WITH FUND  Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - two years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997, Vice President and Assistant Secretary of GE Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  40

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Funds since 1993 and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Trustee of Fordham University since 2002.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  59

POSITION(S) HELD WITH FUND  Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  40

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Funds since 1993 and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  70

POSITION(S) HELD WITH FUND  Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  40

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Funds since 1993 and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997.

----------
THE STATEMENT OF ADDITIONAL INFORMATION FOR THE FUNDS INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND OFFICERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING 1-800-242-0134.

Investment Team                                                      (unaudited)
--------------------------------------------------------------------------------

PORTFOLIO MANAGER BIOGRAPHIES

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund's investments. The portfolio managers may change from time to time.

GEORGE A. BICHER is a Senior Vice President of GE Asset Management. Mr. Bicher is Director of the U.S. Equity Research Team and a portfolio manager for the U.S. EQUITY FUND. Mr. Bicher has held the position of equity research analyst since joining GE Asset Management in June 2002. Prior to joining GE Asset Management, he served in a number of positions at Deutsche Banc Alex Brown since 1994.

CHRISTOPHER D. BROWN is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the U.S. EQUITY FUND since December 1998 and for the STRATEGIC INVESTMENT FUND since September 2003. Mr. Brown joined GE Asset Management in 1985 as a Manager of Funds Accounting. He became a U.S. Equity Analyst in 1989, a Vice President and portfolio manager in 1992, and a Senior Vice President in 1996.

DAVID B. CARLSON is a Director and Executive Vice President of GE Asset Management and President - Domestic Equities at GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson is a portfolio manager for the PREMIER GROWTH EQUITY FUND and has served in this capacity since the Fund's commencement. Mr. Carlson joined GE Asset Management in 1982 as a Securities Analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and a Director and Executive Vice President in 2003.

PAUL M. COLONNA is a Senior Vice President of GE Asset Management. Since January 2005, he has led the team of portfolio managers for the INCOME FUND and has been responsible for the fixed income portion of the STRATEGIC INVESTMENT FUND. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

MARK DELANEY is a Vice President of GE Asset Management. He has been a member of the portfolio management team for the INCOME FUND since joining GE Asset Management in April 2002. Prior to joining GE Asset Management, Mr. Delaney was Senior Portfolio Manager at Smith Graham since August 1994.

DONALD J. DUNCAN is a Vice President of GE Asset Management. He is a portfolio manager of the MONEY MARKET FUND and has served on the Fund's portfolio management team since the Fund's inception. Mr. Duncan joined GE Asset Management in 1988 in Trade Support and held several positions including Mutual Fund Controller. He was appointed Investment Manager - Short Term Securities in 1990 and Vice President - Money Markets in 2002.

STEPHEN V. GELHAUS is a Vice President of GE Asset Management. He has been a member of the portfolio management teams for the U.S. EQUITY FUND and the VALUE EQUITY FUND since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a Research Analyst in the U.S. Equity Department from 1995 through 2001 and became an associate portfolio manager for the GE Value Equity Fund in August 1999.

ERIC H. GOULD is a Vice President of GE Asset Management. He has been a portfolio manager for the INCOME FUND since joining GE Asset Management in September 2000. Prior to joining GE Asset Management, Mr. Gould was a Senior Asset Manager for Metropolitan Life Insurance Company.

WILLIAM M. HEALEY is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the INCOME FUND since joining GE Asset Management in 1996. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the Fixed Income Group at MetLife.

BRIAN HOPKINSON is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the INTERNATIONAL EQUITY FUND since October 1996. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

Investment Team                                                      (unaudited)
--------------------------------------------------------------------------------

PORTFOLIO MANAGER BIOGRAPHIES (CONTINUED)

RALPH R. LAYMAN is a Director and Executive Vice President of GE Asset Management and President - International Equities at GE Asset Management. He manages the overall international equity investments for GE Asset Management. Mr. Layman has led the team of portfolio managers for the INTERNATIONAL EQUITY FUND since the Fund's commencement and has been responsible for the international equity portion of the STRATEGIC INVESTMENT FUND since September 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became an Executive Vice President in 1992.

THOMAS LINCOLN is a Senior Vice President of GE Asset Management. Effective May 18, 2007, Mr. Lincoln will serve on the portfolio management teams for the U.S. EQUITY FUND and STRATEGIC INVESTMENT FUND. Mr. Lincoln joined GE Asset Management in 1994 as a financial analyst in domestic equities. Mr. Lincoln became part of the investment management team for domestic equities at GEAM in 1997 and a portfolio manager for domestic equities in 2003.

PAUL NESTRO is a Vice President of GE Asset Management. He joined GE Asset Management in January 1993 and has been a member of the portfolio management team of the INTERNATIONAL EQUITY FUND since February 2007.

JAMES F. PALMIERI is an Assistant Portfolio Manager of GE Asset Management. Since March 2006, he has managed the mortgage-backed securities sector for the FIXED INCOME FUND. Prior to joining GE Asset Management in March 2006, Mr. Palmieri was a Director of Investments for Constitution Corporate Federal Credit Union from February 2005 to March 2006 and a Portfolio Manager for CIGNA Investment Management from January 2000 to February 2005.

JONATHAN L. PASSMORE is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the INTERNATIONAL EQUITY FUND since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, International Equity.

VITA MARIE PIKE is a Vice President of GE Asset Management. She has served on the portfolio management team for the INCOME FUND since June 2004. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

PAUL C. REINHARDT is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the U.S. EQUITY FUND since January 2001 and for the VALUE EQUITY FUND since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an Equity Analyst and has been a portfolio manager since 1987.

MICHAEL J. SOLECKI is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the INTERNATIONAL EQUITY FUND since September 1997. He joined GE Asset Management in 1990 as an International Equity Analyst. He became a Vice President for International Equity Portfolios in 1996 and Senior Vice President in 2000.

JUDITH A. STUDER is a Director and Executive Vice President of GE Asset Management and President - Investment Strategies at GE Asset Management. She has led the team of portfolio managers for the STRATEGIC INVESTMENT FUND since July 2004. Ms. Studer joined GE Asset Management in August 1984. She became Senior Vice President -- Domestic Equities in 1991, Senior Vice President -- International Equities in 1995, and Executive Vice President -- Investment Strategies in July 2006.

MAKOTO SUMINO is a Senior Vice President of GE Asset Management. He has served on the portfolio management team for the INTERNATIONAL EQUITY FUND since February 2007. Mr. Sumino joined GE Asset Management in September 1996 as a securities analyst and portfolio manager. He became Deputy Director of the International Equity Research Team in January 2001 and Director in April 2005.

Investment Team                                                      (unaudited)
--------------------------------------------------------------------------------

PORTFOLIO MANAGER BIOGRAPHIES (CONCLUDED)

DIANE M. WEHNER is a Vice President of GE Asset Management. She has been a portfolio manager of the STRATEGIC INVESTMENT FUND since January 2006. Before joining GE Asset Management, Ms. Wehner was a Vice President and Senior Portfolio Manager from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/portfolio manager in the investment management industry since 1985.

PORTFOLIO MANAGER BIOGRAPHIES ( SUB-ADVISERS)

KARL SCHNEIDER is the lead portfolio manager for the S&P 500 FUND, a Vice President of State Street Global Advisors ("SSgA") and a Principal of SSgA FM. Mr. Schneider joined SSgA FM in 1996 and is a member of the firm's Global Structured Products Team. Mr. Schneider manages a variety of the firm's domestic and international passive funds. Mr. Schneider holds a Bachelor of Science degree in Finance and Investments from Babson College and also a Master of Science degree in Finance from the Carroll School of Management at Boston College. Additionally, he holds a Series 3 license from the National Futures Association.

JOHN TUCKER, CFA, is a portfolio manager for the S&P 500 FUND, a Vice President of SSgA and a Principal of SSgA FM. Mr. Tucker joined SSgA FM in 1988 and is Head of US Equity Markets in the Global Structured Products Team. He is also responsible for all derivative strategies and Exchange Traded Funds. Mr. Tucker received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society and the CFA Institute.

JACK FEILER is a portfolio manager of SMALL-CAP EQUITY FUND and is President and Chief Investment Officer of Palisade Capital Management, L.L.C. (Palisade). Mr. Feiler has more than 33 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade's operations in April 1995. He has served as a portfolio manager of the SMALL-CAP EQUITY FUND since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice President-Investments at Smith Barney from 1990 to 1995.

JEFFREY SCHWARTZ, CFA, is a portfolio manager of SMALL-CAP EQUITY FUND. Mr. Schwartz is a Senior Portfolio Manager and joined Palisade in October 2004. Prior to joining Palisade, Mr. Schwartz was Vice President and Senior Portfolio Manager of Safeco Asset Management from September 2003 to September 2004. From June 2001 to August 2003, Mr. Schwartz founded Nantucket Investment Research in Farmington Hills, MI, conducted independent investment research and was a private investor. From June 1992 until May 2001, Mr. Schwartz was at Munder Capital Management, most recently as a Senior Portfolio Manager and Principal.

DENNISON T. ("DAN") VERU is a portfolio manager of SMALL-CAP EQUITY FUND. Mr Veru is a managing member and Co-Investment Officer of Palisade. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Mr. Veru became a principal of Palisade in July 2004. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Prior to joining Palisade, he was President and Director of Research of Awad Asset Management, a division of Raymond James & Associates. Mr. Veru has been a frequent guest on CNBC, CNN and Bloomberg television. Prior to Awad, Mr. Veru worked with the Palisade team from 1984 through 1992. Mr. Veru graduated from Franklin Marshall College.

Investment Team                                                      (unaudited)
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

TRUSTEES
Michael J. Cosgrove
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

ASSISTANT SECRETARY
Jeanne M. LaPorta

TREASURER
Scott H. Rhodes

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc
Member NASD and SIPC

CUSTODIAN
State Street Bank & Trust Company

OFFICERS OF THE INVESTMENT ADVISER
Ronald R. Pressman, CHIEF EXECUTIVE OFFICER
(EFFECTIVE AS OF JULY 1, 2006)

David B. Carlson, EVP, PRESIDENT - DOMESTIC EQUITIES

Paul M. Colonna, SVP, PRESIDENT - FIXED INCOME

Michael J. Cosgrove, EVP, PRESIDENT AND CHIEF EXECUTIVE OFFICER - MUTUAL FUNDS

Kathryn D. Karlic, EVP, PRESIDENT - SALES AND MARKETING

Ralph R. Layman, EVP, PRESIDENT - INTERNATIONAL EQUITIES

Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY

Judith M. Studer, EVP, PRESIDENT - STRATEGIC INVESTMENTS

Donald W. Torey, EVP, PRESIDENT - ALTERNATIVE INVESTMENTS AND REAL ESTATE

John J. Walker, EVP, CHIEF FINANCIAL OFFICER

At GEAM, we're dedicated to providing the investment options you'll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 70 years. Whether you're creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

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112

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                                                                             113

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114

                                                                     (unaudited)
--------------------------------------------------------------------------------
                      HIGHLY RATED GE INSTITUTIONAL FUNDS
--------------------------------------------------------------------------------

                            MORNINGSTAR RATINGS (TM)
                             Through March 31, 2007

-------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER
FUND                                                                                   OF FUNDS       STAR
(CATEGORY)                                                                           IN CATEGORY     RATING
-------------------------------------------------------------------------------------------------------------
GE Institutional Strategic Investment Fund, Investment Class (Moderate Allocation)
-------------------------------------------------------------------------------------------------------------
Overall Rating                                                                            871      *  *  *  *
   3-year                                                                                 871      *  *  *  *
   5-year                                                                                 650      *  *  *  *
-------------------------------------------------------------------------------------------------------------
GE Institutional Income Fund, Investment Class (Intermediate Term Bond)
-------------------------------------------------------------------------------------------------------------
Overall Rating                                                                            947      *  *  *  *
   3-year                                                                                 947      *  *  *  *
   5-year                                                                                 779      *  *  *  *
-------------------------------------------------------------------------------------------------------------
GE Institutional Value Equity Fund, Investment Class (Large Blend)
-------------------------------------------------------------------------------------------------------------
Overall Rating                                                                           1589      *  *  *  *
   3-year                                                                                1589      *  *  *  *
   5-year                                                                                1249      *  *  *  *

Past performance is no guarantee of future results. (C)2007 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morning Rating metrics. The Funds listed above do not currently have a ten-year rating. RATINGS FOR OTHER GE INSTITUTIONAL FUNDS OR OTHER CLASSES OF SHARES MAY BE DIFFERENT. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The overall Morning Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics.

BEFORE INVESTING IN A GE INSTITUTIONAL FUND, YOU SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE FUND. FOR A FREE COPY OF A FUND'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, PLEASE VISIT OUR WEBSITE AT WWW.GEAM.COM OR CALL 1-800-242-0134. PLEASE READ THE FUND PROSPECTUS CAREFULLY BEFORE YOU INVEST.

GE Investment Distributors, Inc., Member NASD/SIPC, is a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the GE Institutional Funds.

        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
P.O. BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
P.O. BOX 7900
STAMFORD, CT 06904-7900

WWW.GEAM.COM

--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at HTTP://WWW.GEAM.COM; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at HTTP://WWW.GEAM.COM; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

--------------------------------------------------------------------------------

                                                                   GEIN-2 (3/07)

[GE LOGO OMITTED]

        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

ITEM 2. CODE OF ETHICS.

		Applicable only to an annual filing.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

		Applicable only to an annual filing.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

		Applicable only to an annual filing.

ITEM 5. Audit Committee of Listed Registrants

         Applicable only to Closed-End Management Investment Companies.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 9. Purchases of Equity Securities by Closed-End Management
	Investment Company and Affiliated Purchasers.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 10. Submission of Matters to a Vote of Security Holders.

	 No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 12.  EXHIBITS.

(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Robert Herlihy as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GE INSTITUTIONAL FUNDS

By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INSTITUTIONAL FUNDS

Date:  June 06, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INSTITUTIONAL FUNDS

Date:  June 06, 2007

By:   /S/SCOTT RHODES
      Scott Rhodes
      TREASURER, GE INSTITUTIONAL FUNDS

Date:  June 06, 2007

 EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.